UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1.	Reports to Stockholders.

A copy of the Reports to Shareholders transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached herewith.

Highland Funds II

Highland Global Allocation Fund

Highland Dividend Equity Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Annual Report

September 30, 2015

Highland Funds II

Highland Global Allocation Fund

Highland Dividend Equity Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE (unaudited)

September 30, 2015

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each class of each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at www.highlandfunds.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The FTSE All-World Index is a market-capitalisation weighted index representing the performance of the large and mid cap stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalisation. The index covers Developed and Emerging markets and is suitable as the basis for investment products, such as funds, derivatives and exchange-traded funds.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The S&P® North American Natural Resources Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and the steel sub-industry. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The MSCI World® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital High Yield Credit Bond Index is a total return performance benchmark for fixed income securities. The index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The BofA Merrill Lynch U.S. Dollar LIBOR 3 Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Global Allocation Fund

Performance Overview

For the twelve-month period ended September 30, 2015, the Highland Global Allocation Fund (“the Fund”) returned (14.68)% for Class A shares, (15.28)% for Class C shares, (14.93)% for Class R shares and (14.41)% for Class Y shares, lagging the Morningstar World Allocation category during the period. Over the same period, the Morningstar World Allocation category returned (6.23)%, the S&P 500 index returned (0.61)%, the FTSE All World index returned (6.02)% and the Barclays US Aggregate Bond Index returned 2.94%.

Manager Discussion

Over the past year, the US equity market experienced significant volatility largely caused by technical forces and a confluence of global fears. The S&P 500 started off the year experiencing a sharp 7% pullback during the first two weeks of October precipitated by an unfavorable court ruling against a favorite hedge fund trade, Federal National Mortgage Association (“Fannie”) and Federal Home Loan Mortgage Corp. (“Freddie Mac”). Fannie and Freddie equity fell by more than 50% in a matter of days leading to forced technical selling among institutional investors as their margin accounts were severely devalued. The persistent fall in oil prices and continued Energy sector sell-off was the most significant, impactful storyline. With OPEC maintaining production in order to maintain global market share, US shale production outpacing strong demand, concerns of economic slowdown out of China and worry over Iranian economic sanctions being lifted bringing online additional global supply, the price of Brent crude fell from $97/barrel to $47/barrel, almost 50%. While the fundamentals of the energy exposure in the portfolio is not directly sensitive to commodity prices, the market has thrown the proverbial baby out with the bathwater as all energy-related companies have experienced significant downward price movements.

International and emerging markets also had a shaky year as a strengthening US dollar and weakening growth out of China led to uncertainty in global commodity markets and interest rates. Causing the most volatility across global markets was the possibility of a Greek default; while a deal between Greece and the European Central Bank (“ECB”) was eventually reached, periods of deteriorating discussions between the parties concerning austerity measures on its debt led to significant negative sentiment in global equity markets during the first half of 2015. On a positive note, we believe the ECB’s sovereign bond repurchase plan signaled a commitment to structurally fixing its banking system and inefficient labor markets, which has led to stronger growth forecasts, increased lending and strengthening consumer and business confidence.

Global concerns over Chinese growth and demand slowing and the government’s inability to effect change with policy was a key driver of other global risks and concerns. We believe China’s shorter-term fundamental indicators suggest that the economy has weakened. We believe this, coupled with the renminbi devaluation, is stoking investors’ concern that China’s growth problem is far worse than admitted by the government, which could potentially result in further currency devaluation. However, we believe the resiliency of the country’s consumer sector and the importance of their growing service industry has largely been overlooked. We believe the People’s Bank of China is among the few major central banks that can engage in further monetary easing, and China’s ongoing fiscal stimulus programs will likely shift into high gear moving forward. While we expect additional volatility in the Chinese markets, we believe the Chinese government will continue to stimulate their equity markets using the tools at their disposal.

In accordance with our investment philosophy, we maintained larger position sizes in our highest conviction names during the period. Our five highest conviction investment themes made up over 50% of the portfolio and are indicative of our contrarian, deep value philosophy. The largest drivers of the Fund’s underperformance were these top investment theses, including Texas Competitive Electric Holdings (“TXU”), Energy MLPs, China & India and Airlines.

Texas Competitive Electric Holdings (“TXU”)

TXU, what we consider to be the top electricity asset in Texas and the United States, ended the year as the largest position in the Global Allocation Fund. The Fund owns TXU’s senior debt which began the year trading at 73% of par and ended the year trading around 38% of par, a 48% decrease. This includes a 37% drawdown since the end of May. Volatility in the term loan increased over the summer as a result of its association with other commodity-oriented/energy exposed names. We believe the association with other commodity/energy names is misplaced, as the company’s fundamentals are relatively insulated from those driving the headlines (namely crude oil and fears of a China slowdown). In our opinion the position continues to be mispriced and has a good chance of moving back up towards par. In the meantime, we collect a 12% current yield which continues to be paid on time as they work through reorganization. The company filed its Fifth Amended Disclosure Statement and Plan of Reorganization on September 21, 2015, which gives the equity to the 1st lien lenders which is in line with our thesis and timeline. We estimate that the company will emerge from bankruptcy in the first half of 2016.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Global Allocation Fund

Energy MLPs

We started the year ended September 30, 2015 with no exposure to MLPs, but began purchasing midstream MLPs in January and February of this year, eventually reaching 11% of the portfolio by the end of May. This was an early entry point as MLP assets continued to trade down significantly in sympathy with softer crude prices. However in our opinion, midstream MLPs are one of the best values in the market. MLPs are another misunderstood opportunity that we believe have been unfairly hurt with the drop in oil prices. The majority of the revenue in midstream MLPs (gathering lines, pipelines, terminals, storage tanks, etc.) is fixed-fee, and a large portion is covered by minimum volume commitments. Crude being priced at half of what it was a year ago does not mean that earnings for these MLPs have been reduced by half as well. In fact, most midstream MLPs have continued to grow their distributions over the past two quarters given their robust backlog of projects. The Alerian MLP Total Return Index yielding an attractive 8.3%. From an investment perspective we are focused on larger, diversified midstream companies that we believe can sustain current distributions and await normalization in commodity pricing, which we believe will provide substantial upside potential.

China & India

Our positions in China and India remained positive contributors to the Fund’s performance despite experiencing significant volatility during various periods in time. Last August we began adding to an investment in China and India equities, ultimately building a 10% position. We believed that GDP growth would remain steady and that government policy and liquidity would propel equity values higher. Our timing and investment thesis played out nicely, as we were able to capture significant returns on the 80% movement upwards in China and a moderate return in India. In early 2Q15, we trimmed the position on a lower risk/return outlook, consistent with our risk management discipline, bringing the position to approximately 6% of the fund. The recent volatility and instability in China equity has prompted us to further reduce our holding.

Airlines

The portfolio’s Airline holdings were an overall contributor to the Fund’s performance, largely occurring in the first three months of the fiscal year. Over the last two years we have benefitted from our investment in the airline industry, particularly American Airlines and JetBlue, which were up 51% and 47%, respectively, in the final three months of 2014. However, over the last nine months, American Airlines along with others in the industry have underperformed, with American Airlines down 27%. The industry experienced volatility over the summer by Southwest Airline’s announcement of an expanded footprint; and towards the end of the fourth quarter the attorney general raising questions about insufficient capacity expansion. We believe American Airlines continues to be significantly undervalued. We don’t believe the market is giving credit for the substantial amount of profitability that carriers should post this year. In our view, concerns over revenues per seat are more than offset by lower fuel costs.

Argentina

Argentina, our largest holding over the period, was a strong performer during the year, up 18%. We began buying Argentine sovereign debt in June of 2014 when the bonds were trading in the mid-70s. This has been our largest investment theme over the last year and has been a strong contributor to performance. Current prices remain approximately 35% above our entry point. With Greece now in the rearview mirror, we believe Argentine bonds will continue to move higher, with the potential for an additional 20% move up by the end of calendar year 2015 as Argentina processes through elections and moves to regain access to capital markets.

We anticipate that the volatility in the portfolio will moderate and believe that current market conditions are exceedingly opportunistic. We firmly believe in the upside potential within the portfolio and do not foresee reducing our highest conviction investments in these market conditions. We thank you for your investment in our Global Allocation Fund and we look forward to the year ahead, which we believe will bring meaningful opportunities for the portfolio. We have conviction in our platform, process, and positions, and remain committed to our goal of adding value to clients. As always, we appreciate your investment and trust.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Global Allocation Fund

Highland Global Allocation Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Global Allocation Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	-14.68%	8.49%	5.15%	7.84%	09/08/93
Class A Shares, with sales charge	-19.61%	7.20%	4.53%	7.55%
Class C Shares, without sales charge	-15.28%	7.68%	4.37%	3.31%	09/30/99
Class C Shares, with sales charge	-16.06%	7.68%	4.37%	3.31%
Class R Shares	-14.93%	8.33%	n/a	3.97%	01/29/08
Class Y Shares	-14.41%	8.76%	5.54%	5.64%	01/05/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.00%, Class C: 1.75%, Class R: 1.25% and Class Y: 0.75%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Dividend Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2015, the Highland Dividend Equity Fund returned (7.44)% for Class A shares, (8.08)% for Class C shares and (7.12)% for Class Y shares, net of fees. The Fund’s benchmark, the Russell 1000 Value Index returned (4.42)%. The Fund’s Morningstar peer group of US Large Value funds returned an average of (7.37)% over the same period.

Manager’s Discussion

The markets favored deep cyclical value stocks during the fourth quarter of 2014. The general markets became overvalued during the fourth quarter of 2014 and through the first eight months of 2015. This affected the Fund as its universe of eligible holdings shrunk to less than 100 names. The Fund’s allocation to cash rose during the year due to the lack of attractive names in the universe. The correction in August/September 2015 brought valuations more in-line and expanded the universe. The Fund outperformed its benchmark and peer group during the late summer correction.

The Fund’s performance was driven by its largest market cap holdings, including Home Depot, General Electric, JP Morgan, and McDonald’s. Sector performance was paced by holdings from the Financial Sector while the Energy Sector was the biggest decliner. The Fund’s performance was also enhanced by double-digit dividend growth.

The fund stayed true to its investment philosophy and did not chase performance outside of its universe. While this policy led to a higher allocation in short-term investments, it allowed the Fund to outperform the market during the August/September correction.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Dividend Equity Fund

Highland Dividend Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Dividend Equity Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	-7.44%	10.20%	11/24/11
Class A Shares, with sales charge	-12.74%	8.52%
Class C Shares, without sales charge	-8.08%	8.04%	11/15/11
Class C Shares, with sales charge	-8.96%	8.04%
Class Y Shares	-7.12%	9.13%	11/14/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.95%, Class C: 2.60%, Class R: 2.10% and Class Y: 1.60%.

See Notes to Performance on page 1 for more information.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund’s investments in derivatives may be subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Exchange-traded funds (ETFs) that the Fund may invest in are subject to market, economic and business risks that may cause their prices to fluctuate. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs.

The Fund’s investments in high yield securities or unrated securities (commonly known as junk bonds) are more likely to default than high rated securities. Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability). Small and mid-cap securities involve certain risks such as higher volatility, lower trading volume, fewer business lines and lack of public information. The Fund invests in dividend-paying companies and there is no guarantee that a company will increase or continue to pay dividends.

Mutual fund investing involves risk including the possible loss of principal.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Premier Growth Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2015, the Highland Premier Growth Fund returned (1.10)% for Class A Shares, (1.82)% for Class C Shares, (1.33)% for Class R Shares and (0.87)% for Class Y Shares, net of fees. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned -0.61% and 3.18%, respectively, and the Fund’s Morningstar peer group of 1,730 US Large Growth funds returned an average of 1.29% over the same period.

Manager’s Discussion

In the past year, the growth style of investing has significantly outperformed value. Several macro themes have driven the market, including the strengthening U.S. dollar, and falling interest rates and energy prices. Energy dropped close to 30% — the worst performing S&P 500 sector. Growth concerns stemming from China and the emerging markets exacerbated commodity weakness, creating headwinds for many multi-national companies. In this risk-off environment, consumer staples and utilities (both +7%) were the best-performing S&P 500 sectors — and defensive positioning mattered. Portfolios that were tilted to higher interest rates struggled on a relative basis, as the Federal Reserve’s initial rate hike was pushed out.

Given our continued outlook for slow U.S. economic growth, the Fund was underweight the winning defensive/higher-yielding sectors, namely utilities and consumer staples. As our initial expectation for a mid-2015 Fed interest rate hike was delayed, the Fund’s rate-sensitive financials, including State Street (-7%) and Charles Schwab (-2%), weighed on performance. The Fund benefited from minimal energy sector exposure during the course of the year, however global energy services leader Schlumberger (-31%) lagged.

More than sector allocation, individual stock selections drove the concentrated Fund’s results, with particular strength in consumer discretionary (e.g., Amazon.com +59%, Lowe’s +32%, Disney +17% and Dick’s Sporting Goods +14%). Health care stocks, including Covidien (+24% before Medtronic’s acquisition closed) and Actavis (+12%) were key contributors. With fits and starts over the timing of prospective rate increases, market volatility rose, benefitting over-the-counter derivatives exchange, CME (+21%). Despite strength in payment processor, Visa (+32%), the Fund’s tech holdings weighted on returns — especially Baidu (-37%), Paypal (-23%) and Qualcomm (-26%). Equipment rentals company, United Rentals (-34%) swooned on its energy sector exposure (approximately 11% of its revenues); and Macao gaming company Las Vegas Sands (-36%) fell on China growth and government anti-corruption campaign concerns.

Changes to the Fund’s portfolio were relatively modest during the 12-month period. The Fund ended the year with 35 stocks, down net one position, and with a decreased allocation to energy. At September 30, 2015, technology remained the largest sector in the Fund, followed by health care, consumer discretionary and financials. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period.

Early in the year, as oil prices fell, we eliminated the Fund’s sole oil exploration/production holding, Anadarko — a strong contributor last year. M&A and corporate actions impacted selected portfolio holdings, as Medtronic bought Covidien, acquisitive Actavis took the name Allergan and EBay spun out Paypal (the Fund held both at year-end).

We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of companies with above-average earnings growth rates will do well over the long term.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Premier Growth Equity Fund

Highland Premier Growth Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Premier Growth Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	-1.10%	13.70%	7.02%	7.94%	12/31/96
Class A Shares, with sales charge	-6.78%	12.36%	6.39%	7.60%
Class C Shares, without sales charge	-1.82%	12.86%	6.22%	4.21%	09/30/99
Class C Shares, with sales charge	-2.73%	12.86%	6.22%	4.21%
Class R Shares	-1.33%	13.42%	n/a	7.84%	01/29/08
Class Y Shares	-0.87%	13.99%	7.29%	8.21%	12/31/96

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.16%, Class C: 1.91%, Class R: 1.41% and Class Y: 0.91%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and limited resources than larger companies. The Fund may concentrate its investments in a limited number of issuers each of which will have a greater impact on the Fund’s value. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Small-Cap Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2015, the Highland Small Cap Equity Fund returned (2.47)% for Class A shares, (3.21)% for Class C shares, (2.73)% for Class R shares and (2.25)% for Class Y shares. The fund underperformed the Russell 2000® Index, the Fund’s benchmark, which returned 1.25% and underperformed the Fund’s Morningstar peer group, the Small Growth Category, which returned 2.69% for the same period.

Manager’s Discussion

Effective July 1 2015, James Dondero and Michael Gregory of Highland took over portfolio management responsibilities replacing Marc Shapiro of Palisade Capital, the former subadvisor of the fund.

Over the past 20 years, Highland has been known as one of the industry’s largest and most experienced global credit managers, but also offers alternative investment strategies across multiple asset classes. As of September 2015 approximately a quarter of the $20 billion of assets Highland manages, or $5 billion, were in equities. The composition of the equity portfolio has a significant exposure to mid and small cap companies including approximately 77% of the Long/short Healthcare fund that has been at the top of its category for two consecutive years and is run by Michael Gregory. Highland has many senior investment personnel with significant small cap specialization including within the Healthcare and Long/Short Equity teams.

James Dondero, CPA, CMA, CFA is Co-founder and President of Highland Capital Management, LP. He is the senior portfolio manager of Highland Energy MLP Fund and has served in that capacity since January 2015. He is also a portfolio manager of Highland Global Allocation Fund and Highland Small-Cap Equity Fund and has served in that capacity since April 2013 and July 1, 2015, respectively. Mr. Dondero has over 25 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at JP Morgan. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia. He is a Certified Public Accountant, a Certified Managerial Accountant, and a Chartered Financial Analyst. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.

Mr. Gregory is a CIO and Global Head of Highland Alternative Investors at Highland in addition to Managing Director and Head of Healthcare Credit and Healthcare Long/Short Equity investment strategies. In 2006, he founded Cummings Bay Healthcare Fund, a healthcare hedge fund that is currently in the seventh year of operations and became an affiliate of Highland in 2010. Mr. Gregory also worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business. He is a Fellow of the Royal Society of Medicine, lecturer at Yale University, and frequent guest on CNBC, Fox Business and Morningstar.

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Small-Cap Equity Fund

Highland Small-Cap Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Small-Cap Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	-2.47%	11.80%	6.03%	9.19%	09/30/98
Class A Shares, with sales charge	-8.08%	10.48%	5.40%	8.81%
Class C Shares, without sales charge	-3.21%	10.95%	5.23%	7.61%	09/30/99
Class C Shares, with sales charge	-4.05%	10.95%	5.23%	7.61%
Class R Shares	-2.73%	11.66%	n/a	6.58%	01/29/08
Class Y Shares	-2.25%	12.08%	6.31%	9.48%	09/30/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.62%, Class C: 2.37%, Class R: 1.87% and Class Y: 1.37%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund also invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

10	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Total Return Fund

Performance Overview

In the twelve months ended September 30th, the fund performance was below its benchmark. Approximately one third of the way through the fiscal year, the portfolio management responsibilities were reassigned to First Foundation Advisors. Since the change the performance of the fund versus the benchmark and Morningstar peer group has improved.

Manager’s Discussion

The new management team was rewarded by the immediate elimination of the emerging market positions and also benefitted from the reduction of the higher risk core fixed income positions. Under the new management regime the primary market condition that broadly impacted performance was the strong dollar which has temporarily penalized profit recognition from our multinational companies.

The performance drivers for the fund included the August acquisition of our portfolios’ largest holding, Colt Group, and the proposed acquisition of SAB Miller in September. Negatively, net asset value discount widening of our fixed income closed end funds has held back performance.

The fund has been remade by the new management team to become more focused on every level. The number of equities in the fund was reduced by 80%. In Fixed Income, the desire to focus led to the same effort being undertaken with its output being directionally the same. Philosophically, we believe holding a smaller number of positions enhances our ability to think more critically about the individual business underpinning the portfolio.

Annual Report	11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Total Return Fund

Highland Total Return Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Total Return Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	-4.76%	5.22%	3.83%	6.58%	02/22/93
Class A Shares, with sales charge	-10.25%	3.98%	3.22%	6.30%
Class C Shares, without sales charge	-5.45%	4.44%	3.06%	3.38%	09/30/99
Class C Shares, with sales charge	-6.34%	4.44%	3.06%	3.38%
Class R Shares	-5.03%	4.98%	n/a	2.02%	01/29/08
Class Y Shares	-4.51%	5.47%	4.15%	6.76%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.20%, Class C: 1.45%, Class R: 1.45% and Class Y: 0.95%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in small and mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.

Mutual fund investing involves risk including the possible loss of principal.

12	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Tax-Exempt Fund

Performance Overview

The Highland Tax-Exempt Fund returned 2.07% for Class A Shares, 1.40% for Class C Shares and 2.42% for Class Y Shares, net of fees for the year ending 9/30/2015 versus the Barclays Capital 10-Year Municipal Bond Index return of 3.53%. Against the Morningstar peer group the fund ranked in the 32nd percentile with 309 funds in the peer group.

Manager’s Discussion

We believe the fund has been positioned for rising interest rates and has a duration of 4.38 years versus the Barclays Capital 10-Year Municipal Bond Index duration of 5.77 years.

The portfolio was a steady performer during the year. There was little volatility in the funds due to some of the credit headlines that impacted the municipal bond market in 2015.

There were no significant changes to the fund during the period from 9/30/2014 — 9/30/2015.

Annual Report	13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Tax-Exempt Fund

Highland Tax-Exempt Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Tax-Exempt Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	2.07%	2.80%	3.48%	4.17%	09/08/93
Class A Shares, with sales charge	-2.30%	1.91%	3.04%	3.96%
Class C Shares, without sales charge	1.40%	2.06%	2.72%	3.33%	09/30/99
Class C Shares, with sales charge	0.41%	2.06%	2.72%	3.33%
Class Y Shares	2.42%	3.08%	3.75%	4.42%	09/26/97

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.98%, Class C: 1.73% and Class Y: 1.73%.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).

Mutual fund investing involves risk including the possible loss of principal.

14	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Fixed Income Fund

Performance Overview

The Highland Fixed Income Fund returned 0.66% for Class A shares, (0.01)% for Class C shares, 0.44% for Class R shares and 0.91% for Class Y shares for the year ending 9/30/15 versus the Barclays Capital US Aggregate Bond return of 2.94%. Against the Morningstar peer group the Fund ranked in the 74th percentile with 1024 funds in the peer group.

Manager’s Discussion

The Fund has been impacted by the general widening of investment grade and high yield credit spreads for the past twelve months. Our exposure to the Energy sector was particularly hard hit during the 3rd quarter of 2015. Additionally, the investments in publicly traded Real Estate Investment Trusts and Closed End Funds underperformed the broad market. The Fund has been positioned for rising interest rates and has a duration of 2.78 years versus the Barclays Aggregate Index of 5.49 years.

The positive factors in the portfolio were our preferred stock investments, the taxable municipal bonds and Mortgage-backed securities — Agency and Non-Agency. Additionally, the Fund sold some large U.S. Treasury positions during the Treasury market rally in the first quarter of 2015.

The Fund continues to reduce the number of legacy holdings in the portfolio.

Annual Report	15

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Fixed Income Fund

Highland Fixed Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Fixed Income Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	0.66%	2.82%	3.75%	4.82%	02/22/93
Class A Shares, with sales charge	-3.64%	1.94%	3.30%	4.62%
Class C Shares, without sales charge	-0.01%	2.06%	2.98%	3.75%	09/30/99
Class C Shares, with sales charge	-1.00%	2.06%	2.98%	3.75%
Class R Shares	0.44%	2.60%	n/a	3.07%	01/29/08
Class Y Shares	0.91%	3.09%	4.01%	5.03%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.97%, Class C: 1.72%, Class R: 1.22% and Class Y: 0.72%.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund may also invest in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.

Mutual fund investing involves risk including the possible loss of principal.

16	Annual Report

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income. (Future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2015

$1.6 billion

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2015 (%)(1)
U.S. Equity	37.5
Non-U.S. Government Bonds	22.8
U.S. Senior Loans	17.5
Non-U.S. Asset-Backed Securities	12.7
U.S. Master Limited Partnerships	10.1
Non-U.S. Exchange-Traded Funds	9.7
Non-U.S. Equity	5.2
U.S. Corporate Bonds & Notes	4.2
Non-U.S. Senior Loans	4.2
Non-U.S. Corporate Bonds & Notes	3.0
Non-U.S. Master Limited Partnerships	2.1
U.S. Purchased Call Options	0.6
U.S. Purchased Put Options	0.4
U.S. Exchange-Traded Funds	0.4
U.S. Warrants	0.3
Non-U.S. Investment Companies	0.2
Non-U.S. Purchased Call Options	0.0	†
Other Investments and Assets & Liabilities(2)	(30.9)

Top 10 Holdings as of 09/30/2015 (%)(1)(3)
Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/17 (U.S. Senior Loans)	11.4
Argentine Republic Government International Bond 8.28%, 12/31/33 (Non-U.S. Government Bonds)	11.3
Salesforce.com, Inc. (U.S. Equity)	8.3
TerreStar Corporation (U.S. Equity)	5.9
Patterson Cos., Inc. (U.S. Equity)	5.5
Argentine Republic Government International Bond 8.28%, 12/31/33 (Non-U.S. Government Bonds)	4.1
Plains GP Holdings LP (U.S. Master Limited Partnerships)	2.7
iShares MSCI India, ETF (Non-U.S. Exchange-Traded Funds)	2.4
TerreStar Corporation 5.50%, 02/27/20 (U.S. Senior Loans)	2.4
Argentine Republic Government International Bond 2.50%, 12/31/38 (Non-U.S. Government Bonds)	2.3

(1)	Asset classifications and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $116,912,647 and cash equivalent investments in the amount of $601,758.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

†	Less than 0.05%.

Annual Report	17

FUND PROFILE (unaudited)

Highland Dividend Equity Fund

Objective

Highland Dividend Equity Fund seeks to provide above average dividend yields with the potential for long-term capital appreciation.

Net Assets as of September 30, 2015

$12.3 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Dividend Equity Fund at the end of the reporting period. Highland Dividend Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2015 (%)(1)
Energy	13.0
Banks	12.9
Food, Beverage & Tobacco	11.7
Pharmaceuticals, Biotechnology & Life Sciences	8.2
Materials	6.9
Capital Goods	5.5
Semiconductors & Semiconductor Equipment	5.3
Software & Services	4.1
Consumer Services	4.1
Transportation	3.9
Other Investments and Assets & Liabilities(2)	24.4

Top 10 Holdings as of 09/30/2015 (%)(1)(3)
General Electric Co. (Common Stocks)	4.2
Johnson & Johnson (Common Stocks)	4.2
Paychex, Inc. (Common Stocks)	4.1
McDonald’s Corp. (Common Stocks)	4.1
Novartis AG, (Common Stocks)	4.1
PepsiCo, Inc. (Common Stocks)	4.0
Microchip Technology, Inc. (Common Stocks)	4.0
Diageo PLC (Common Stocks)	4.0
Wells Fargo & Co. (Common Stocks)	4.0
United Parcel Service, Inc. (Common Stocks)	3.8

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $3,320,444 and cash equivalent investments in the amount of $385,584.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

18	Annual Report

FUND PROFILE (unaudited)

Highland Premier Growth Equity Fund

Objective

Highland Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2015

$224.5 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Premier Growth Equity Fund at the end of the reporting period. Highland Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2015 (%)(1)
Software & Services	20.6
Diversified Financials	12.5
Pharmaceuticals, Biotechnology & Life Sciences	12.5
Media	10.8
Retailing	9.5
Healthcare Equipment & Services	8.3
Technology Hardware & Equipment	7.6
Food, Beverage & Tobacco	3.3
Real Estate	3.1
Materials	2.6
Other Investments and Assets & Liabilities(2)	9.2

Top 10 Holdings as of 09/30/2015 (%)(1)(3)
Apple, Inc. (Common Stocks)	4.8
Visa, Inc. (Common Stocks)	4.4
Alphabet, Inc. (Common Stocks)	4.4
Amazon.com, Inc. (Common Stocks)	4.3
Allergan PLC (Common Stocks)	4.1
CME Group, Inc. (Common Stocks)	3.9
Lowe’s Cos., Inc. (Common Stocks)	3.6
Liberty Global PLC (Common Stocks)	3.5
PepsiCo, Inc. (Common Stocks)	3.3
Amgen, Inc. (Common Stocks)	3.3

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $13,189,050 and cash equivalent investments in the amount of $6,375,195.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

Annual Report	19

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2015

$36.2 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2015 (%)(1)
Healthcare Equipment & Services	17.2
Software & Services	13.2
Consumer Services	13.1
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Materials	5.4
Commercial & Professional Services	4.8
Diversified Financials	4.8
Retailing	4.6
Capital Goods	4.6
Banks	4.5
Other Investments and Assets & Liabilities(2)	18.0

Top 10 Holdings as of 09/30/2015 (%)(1)(3)
MEDNAX, Inc. (Common Stocks)	3.5
IPC The Hospitalist Co., Inc. (Common Stocks)	3.3
Blackbaud, Inc. (Common Stocks)	3.0
Teladoc, Inc. (Common Stocks)	2.7
SeaWorld Entertainment, Inc. (Common Stocks)	2.7
Dave & Buster’s Entertainment, Inc. (Common Stocks)	2.7
Raymond James Financial, Inc. (Common Stocks)	2.6
LDR Holding Corp. (Common Stocks)	2.5
LKQ Corp. (Common Stocks)	2.5
ClubCorp Holdings, Inc. (Common Stocks)	2.4

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $9,981,551 and cash equivalent investments in the amount of $587,353.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

20	Annual Report

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2015

$73.3 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2015 (%)(1)(2)
AAA	4.3
AA	57.6
A	9.1
BBB	9.3
BB	7.2
B	3.5
CCC	4.4
Not Rated	4.6

Sector Classifications as of 09/30/2015 (%)(1)
Common Stocks	66.1
Registered Investment Companies	17.9
Agency Mortgage-Backed Securities	3.5
Corporate Bonds & Notes	1.6
Foreign Corporate Bonds & Notes	0.8
Non-Agency Collateralized Mortgage-Backed Securities	0.7
Preferred Stocks	0.4
Agency Collateralized Mortgage Obligations	0.0	†
Asset-Backed Securities	0.0	†
Other Investments and Assets & Liabilities(3)	9.0

Top 10 Holdings as of 09/30/2015 (%)(1)(2)
PICO Holdings, Inc. (Common Stocks)	4.8
Pfizer, Inc. (Common Stocks)	3.4
Biogen, Inc. (Common Stocks)	3.2
Teva Pharmaceutical Industries, Ltd. (Common Stocks)	2.8
Twenty-First Century Fox, Inc. (Common Stocks)	2.6
Level 3 Communications, Inc. (Common Stocks)	2.5
SABMiller PLC (Common Stocks)	2.5
DreamWorks Animation SKG, Inc. (Common Stocks)	2.3
QUALCOMM, Inc. (Common Stocks)	2.1
Diageo PLC (Common Stocks)	2.1

(1)

Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investments in investment companies purchased with cash collateral from securities lending and cash equivalent investments.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $16,009,545 and cash equivalent investments in the amount of $7,410,983.

†	Less than 0.05%.

Annual Report	21

FUND PROFILE (unaudited)

Highland Tax-Exempt Fund

Objective

Highland Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with the preservation of capital.

Net Assets as of September 30, 2015

$20.0 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Tax-Exempt Fund at the end of the reporting period. Highland Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2015 (%)(1)(2)
AAA	17.7
AA	43.4
A	30.0
Not Rated	8.9

Sector Classifications as of 09/30/2015 (%)(1)
Municipal Bonds & Notes	83.3
Other Investments and Assets & Liabilities(3)	16.7

Top 10 Holdings as of 09/30/2015 (%)(1)(2)
City of Atlanta, GA Water & Wastewater 5.75%, 11/01/30 (Municipal Bonds & Notes)	3.3
California State Department of Water Resources 5.00%, 12/01/21 (Municipal Bonds & Notes)	3.0
Regional Transportation District, CO 5.00%, 11/01/27 (Municipal Bonds & Notes)	3.0
Town of Fairfield, CT 5.00%, 01/01/21 (Municipal Bonds & Notes)	3.0
State of Hawaii Airports System 5.25%, 07/01/24 (Municipal Bonds & Notes)	2.9
State of Connecticut 5.00%, 01/01/22 (Municipal Bonds & Notes)	2.9
Massachusetts Water Resources Authority 5.00%, 08/01/32 (Municipal Bonds & Notes)	2.9
Alaska Housing Finance Corp. 5.00%, 12/01/27 (Municipal Bonds & Notes)	2.9
Missouri Highway & Transportation Commission 5.00%, 05/01/21 (Municipal Bonds & Notes)	2.9
County of Shelby, TN 5.00%, 03/01/21 (Municipal Bonds & Notes)	2.9

(1)

Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change. A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

(2)	Excludes the Fund’s cash equivalent investments.

(3)	Includes the Fund’s cash equivalent investments in the amount of $3,105,285.

22	Annual Report

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2015

$134.6 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2015 (%)(1)(2)
AAA	0.3
AA	28.2
A	17.7
BBB	23.5
BB	9.0
B	1.3
CCC	0.2
Not Rated	19.8

Sector Classifications as of 09/30/2015 (%)(1)
Corporate Bonds & Notes	27.8
U.S. Government Agencies	17.6
Agency Mortgage-Backed Securities	17.5
Foreign Corporate Bonds & Notes	7.5
Registered Investment Companies	6.9
Non-Agency Collateralized Mortgage-Backed Securities	3.9
Preferred Stocks	2.1
Municipal Bonds & Notes	2.0
Common Stocks	1.7
Sovereign Bonds	0.9
Asset-Backed Securities	0.5
Agency Collateralized Mortgage Obligations	0.1
Other Investments and Assets & Liabilities(3)	11.5

Top 10 Holdings as of 09/30/2015 (%)(1)(2)
Federal Farm Credit Bank 2.25%, 12/01/20 (U.S. Government Agencies)	4.2
Federal National Mortgage Assoc. 4.50%, 09/01/40 (Agency Mortgage-Backed Securities)	2.3
Government National Mortgage Assoc. 3.50%, 05/20/43 (Agency Mortgage-Backed Securities)	1.8
Federal Home Loan Mortgage Corp., MTN 1.00%, 07/30/20 (U.S. Government Agencies)	1.8
Government National Mortgage Assoc. 4.00%, 01/20/41 (Agency Mortgage-Backed Securities)	1.7
Federal National Mortgage Assoc. 3.00%, 05/01/43 (Agency Mortgage-Backed Securities)	1.6
Federal National Mortgage Assoc. 3.00%, 06/01/43 (Agency Mortgage-Backed Securities)	1.6
Federal Farm Credit Bank 2.02%, 03/01/21 (U.S. Government Agencies)	1.5
Federal Home Loan Bank 1.25%, 04/17/20 (U.S. Government Agencies)	1.5
Federal Home Loan Mortgage Corp., MTN 1.25%, 09/30/20 (U.S. Government Agencies)	1.5

(1)

Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not the Fund itself. Quality ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $6,578,469 and cash equivalent investments in the amount of $14,731,108.

†	Less than 0.05%.

Annual Report	23

FINANCIAL STATEMENTS

September 30, 2015

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

24	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 17.5%

AEROSPACE - 0.2%
4,378,847	Sequa Corp. Initial Term Loan B 06/19/2017 (b)	3,678,231

CHEMICALS - 0.2%
3,971,945	Vertellus Specialties, Inc. New Term Loan B 10.50%, 10/31/2019	3,515,171

ENERGY - 1.9%
1,470,268	Arch Coal, Inc. Term Loan B 6.25%, 05/16/2018	839,685
10,577,650	Azure Midstream Energy LLC Term Loan 11/15/2018 (b)	9,096,778
13,166,952	Chief Exploration & Development LLC Second Lien Term Loan 05/12/2021 (b)	10,928,570
31,516,671	Fieldwood Energy LLC Second Lien Term Loan 09/30/2020 (b)	8,955,935

		29,820,968

FINANCIAL - 0.2%
3,000,000	Maxim Crane Works LP Second Lien Term Loan 10.25%, 11/26/2018	2,988,750

GAMING & LEISURE - 0.0%
947,668	Caesars Entertainment Operating Co. Extended Term Loan B-6 03/01/2017 (b)(c)(d)	—

HEALTHCARE - 0.5%
4,500,000	Accellent, Inc. Second Lien Initial Term Loan 7.50%, 03/11/2022	4,529,250
761,538	Akorn, Inc. Term Loan B 5.50%, 04/16/2021	760,827
2,960,000	Surgery Center Holdings, Inc. Second Lien Term Loan 8.50%, 11/03/2021	2,991,450

		8,281,527

INDUSTRIALS - 0.1%
2,010,000	Builders FirstSource, Inc. Term Loan B 07/31/2022 (b)	1,997,126

INFORMATION TECHNOLOGY - 0.2%
2,915,785	RP Crown Parent LLC First Lien New Term Loan 12/21/2018 (b)	2,602,338

MANUFACTURING - 0.0%
276,252	Silver II US Holdings LLC Refincing Term Loan 4.00%, 12/13/2019	253,001

METALS & MINERALS - 0.1%
2,984,772	Fairmount Minerals, Ltd. Tranche B-2 Term Loan 4.50%, 09/05/2019	2,350,508

Principal Amount ($)		Value ($)

SERVICE - 0.1%
1,725,179	EnergySolutions LLC Term Loan 6.75%, 05/29/2020	1,699,301

TELECOMMUNICATIONS - 2.4%
37,455,424	TerreStar Corporation Term Loan A 02/27/2020 (d)	37,305,603

TRANSPORTATION - 0.1%
1,500,000	Quality Distribution, Inc. 9.50%, 07/20/2023	1,432,500

UTILITY - 11.5%
1,000,000	Granite Acquisition Inc. Second Lien Term Loan 8.25%, 12/19/2022	933,750
471,039,553	Texas Competitive Electric Holdings Co. LLC 2017 Extended Term Loan 10/10/2017 (b)	181,529,223

		182,462,973

	Total U.S. Senior Loans (Cost $404,079,798)	278,387,997

Non-U.S. Senior Loans (a)(e) - 4.2%

ENERGY - 0.8%
2,622,783	Drillships Financing Holding, Inc. Tranche B-1 Term Loan 6.00%, 03/31/2021	1,566,011
11,162,312	Drillships Ocean Ventures Inc. Tranche B-1 Term Loan 5.50%, 07/25/2021	7,506,655
4,949,622	Seadrill Partners Finco LLC Additional Initial Term Loan 4.00%, 02/21/2021	3,035,752

		12,108,418

HEALTHCARE - 0.6%
6,000,000	HLS Therapeutics, Inc. Term Loan 10.00%, 08/03/2021 (d)	5,994,156
3,758,898	Onex Carestream Finance LP Second Lien Term Loan 9.50%, 12/07/2019	3,641,432

		9,635,588

INFORMATION TECHNOLOGY - 0.4%
7,000,000	SkillSoft Corp. Second Lien Term Loan 9.25%, 04/28/2022	6,020,000

MANUFACTURING - 0.0%
675,862	Doncasters US Finance LLC Second Lien Term Loan 9.50%, 10/09/2020	675,017
65,808	Term Loan B 4.50%, 04/09/2020	65,712

		740,729

See accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Senior Loans (continued)

MEDIA & TELECOMMUNICATIONS - 0.9%
7,283,853	Getty Images, Inc. Initial Term Loan 10/18/2019 (b)	4,772,453
10,928,571	iHeartCommunications, Inc. Tranche D Term Loan 01/30/2019 (b)	9,092,899

		13,865,352

RETAIL - 0.7%
1,180,672	Toys ‘R’ Us Property Co. I LLC New Term Loan B 08/21/2019 (b)	1,080,315
10,527,014	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 04/24/2020 (b)	9,298,880

		10,379,195

SERVICE - 0.6%
18,862,570	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 04/02/2020 (b)	10,367,340

TELECOMMUNICATIONS - 0.1%
3,081,728	Avaya, Inc. 05/29/2020 (b)	2,432,639

TRANSPORTATION - 0.1%
1,741,285	OSG International, Inc. Initial Term Loan 5.75%, 08/05/2019	1,740,205

	Total Non-U.S. Senior Loans (Cost $73,976,311)	67,289,466

Non-U.S. Asset-Backed Securities (e)(f)(g) - 12.7%
4,000,000	Acis CLO, Ltd. Series 2013-2A, Class E 5.22%, 10/14/2022	3,824,667
6,000,000	Series 2014-3A, Class D 3.42%, 02/01/2026	5,297,100
6,750,000	Series 2014-4A, Class D 3.40%, 05/01/2026	5,880,938
4,000,000	Series 2014-4A, Class F 5.45%, 05/01/2026	2,860,000
12,000,000	Series 2014-5A, Class D 4.64%, 11/01/2026	11,280,000
1,500,000	Allegro CLO II, Ltd. Series 2014-1A, Class C 4.44%, 01/21/2027	1,395,900
800,000	Series 2014-1A, Class D 6.09%, 01/21/2027	712,560
2,700,000	Series 2014-1A, Class E 7.04%, 01/21/2027	2,199,690
3,000,000	Anchorage Capital CLO, Ltd. Series 2014-5A, Class E 5.29%, 10/15/2026	2,550,000
2,000,000	Series 2014-5A, Class F 6.19%, 10/15/2026	1,650,000
3,500,000	Series 2015-7A, Class E 5.31%, 10/15/2027	3,010,000
3,000,000	Apidos CLO XXI Series 2015-21A, Class E 6.73%, 07/18/2027	2,445,600

Principal Amount ($)		Value ($)
2,000,000	Arrowpoint CLO, Ltd. Series 2015-4A, Class E 7.19%, 04/18/2027	1,895,000
1,000,000	Avoca Clo XIV, Ltd. Series 14A, Class D 3.61%, 07/12/2028	1,105,087
1,250,000	Betony CLO, Ltd. Series 2015-1A, Class E 5.64%, 04/15/2027	1,093,750
1,400,000	Cathedral Lake CLO, Ltd. Series 2015-2A, Class D 3.93%, 07/15/2027	1,298,500
1,000,000	Cent CLO, Ltd. Series 2014-22A, Class E 6.71%, 11/07/2026	831,800
1,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.04%, 04/13/2025	818,290
1,000,000	CIFC Funding IV, Ltd. Series 2014-4A, Class F 5.89%, 10/17/2026	780,000
12,010,000	Eastland CLO, Ltd. Series 2007-1A, Class C 1.80%, 05/01/2022	10,497,989
3,192,677	Series 2007-1A, Class D 3.90%, 05/01/2022	2,897,913
1,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class F 6.79%, 01/15/2027	1,239,885
1,500,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class D 3.99%, 01/16/2026	1,410,000
4,000,000	Series 2014-8A, Class E 5.49%, 01/16/2026	3,400,000
2,000,000	Series 2014-8A, Class F 6.14%, 01/16/2026	1,580,000
1,500,000	Franklin Clo V, Ltd. Series 5A, Class D 1.99%, 06/15/2018	1,466,250
7,200,000	Grayson CLO, Ltd. Series 2006-1A, Class C 1.85%, 11/01/2021	6,431,472
2,250,000	Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class E1 5.45%, 10/22/2025	1,800,000
500,000	Halcyon Loan Investors CLO I, Inc. Series 2006-1A, Class D 3.83%, 11/20/2020	490,000
1,962,500	Highbridge Loan Management, Ltd. Series 2015-5A, Class E 5.64%, 01/29/2026	1,673,031
316,718	Highland Park CDO, Ltd. Series 2006-1A, Class A1 0.66%, 11/25/2051	307,924
2,000,000	Series 2006-1A, Class A2 0.73%, 11/25/2051	1,380,000
3,000,000	Katonah IX CLO, Ltd. Series 2006-9A, Class B2L 3.80%, 01/25/2019	2,947,500
7,000,000	KVK CLO, Ltd. Series 2015-1A, Class E 6.03%, 05/20/2027	5,915,000

26	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Asset-Backed Securities (continued)
1,000,000	Lenox CDO, Ltd. Series 2005-1A, Class A1S 1.21%, 11/14/2043	900,000
1,500,000	Magnetite XIV, Ltd. Series 2015-14A, Class F 6.82%, 07/18/2028	1,237,500
1,000,000	Marea CLO, Ltd. Series 2012-1A, Class ER 6.04%, 10/15/2023	905,100
1,500,000	Mountain Hawk CLO, Ltd. Series 2013-2A, Class E 5.09%, 07/22/2024	1,245,450
5,000,000	Mountain View CLO II, Ltd. Series 2006-2A, Class E 4.04%, 01/12/2021	4,628,500
2,000,000	Mountain View CLO X, Ltd. Series 2015-10A, Class F 6.65%, 10/13/2027	1,700,000
3,720,000	Neptuno CLO II BV Series 2007-2A, Class D 4.05%, 01/16/2023	3,982,336
2,000,000	OZLM Xll, Ltd. Series 2015-12A, Class D 5.69%, 04/30/2027	1,749,800
1,000,000	Palmer Square CLO 2015-1, Ltd. Series 2015-1A, Class C 3.68%, 05/21/2027	911,700
1,000,000	PPM Grayhawk CLO, Ltd. Series 2007-1A, Class C 1.69%, 04/18/2021	910,500
2,000,000	Recette CLO LLC Series 2015-1A, Class F 7.87%, 10/20/2027	1,757,800
4,620,339	Red River CLO, Ltd. Series 1A, Class E 4.05%, 07/27/2018	4,389,900
6,500,000	Rockwall CDO II, Ltd. Series 2007-1A, Class A3L 1.30%, 08/01/2024	5,690,100
2,000,000	Saranac CLO III, Ltd. Series 2014-3A, Class E 5.47%, 06/22/2025	1,635,000
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F 5.49%, 10/15/2026	1,369,638
2,450,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class D 7.30%, 10/30/2026	2,281,195
3,805,154	Stanfield McLaren CLO Delaware Corp. Series 2007-1A, Class B2L 4.83%, 02/27/2021	3,560,724
3,774,031	Stratford CLO, Ltd. Series 2007-1A, Class E 4.30%, 11/01/2021	3,432,009
1,500,000	THL Credit Wind River CLO, Ltd. Series 2014-1A, Class E 5.24%, 04/18/2026	1,281,750
1,000,000	Series 2014-2A, Class D 4.19%, 07/15/2026	958,000

Principal Amount ($)		Value ($)
4,000,000	Series 2014-2A, Class E 5.54%, 07/15/2026	3,420,000
2,000,000	Series 2014-3A, Class E 5.90%, 01/22/2027	1,750,000
2,405,704	Tricadia CDO, Ltd. Series 2006-6A, Class B2L 5.80%, 11/05/2041	3,127,415
1,000,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 5.79%, 07/24/2024	765,000
2,000,000	Vibrant CLO, Ltd. Series 2015-3A, Class D 5.29%, 04/20/2026	1,728,200
1,000,000	West CLO, Ltd. Series 2014-2A, Class D 5.34%, 01/16/2027	825,000
32,673,000	Westchester CLO, Ltd. Series 2007-1A, Class C 1.15%, 08/01/2022	30,265,163
6,750,000	Series 2007-1A, Class D 2.65%, 08/01/2022	6,169,500
9,377,206	Series 2007-1A, Class E 4.60%, 08/01/2022	8,584,457
4,000,000	Zais CLO, Ltd. Series 2014-2A, Class D 5.75%, 07/25/2026	3,456,000
700,000	Series 2014-2A, Class E 6.80%, 07/25/2026	575,190
1,500,000	Ziggurat CLO I, Ltd. Series 2014-1A, Class F 6.29%, 10/17/2026	1,185,600

	Total Non-U.S. Asset-Backed Securities (Cost $207,825,091)	200,744,373

U.S. Corporate Bonds & Notes - 4.5%

AUTOMOBILES & COMPONENTS - 0.3%
30,000,000	DPH Holdings Corp. (c)	1,237,500
25,000,000	DPH Holdings Corp. (c)	1,031,250
75,000,000	DPH Holdings Corp. (c)	3,093,750

		5,362,500

CHEMICALS - 1.3%
28,996,500	Momentive Performance Materials, Inc. 4.69%, 04/24/2022	20,732,497

CONSUMER SERVICES - 0.4%
2,999,600	Guitar Center, Inc. 6.50%, 04/15/2019 (f)(h)	2,774,630
3,000,000	JC Penney Corp., Inc. 5.75%, 02/15/2018	2,902,500

		5,677,130

ENERGY - 0.2%
290	American Energy-Permian Basin LLC 7.38%, 11/01/2021 (f)	170
4,000,000	Chesapeake Energy Corp. 11/15/2020 (b)	2,960,000

		2,960,170

See accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Corporate Bonds & Notes (continued)

GAMING & LEISURE - 0.9%
16,302,000	Scientific Games International, Inc. 12/01/2022 (b)	14,305,005

TELECOMMUNICATION SERVICES - 0.1%
2,000,000	Sprint Corp. 09/15/2023 (b)	1,618,750

UTILITIES - 1.3%
51,140,000	Texas Competitive Electric Holdings Co., LLC (c)	6,520,350
75,094,000	Texas Competitive Electric Holdings Co., LLC (c)	9,574,485
9,346,000	Texas Competitive Electric Holdings Co., LLC (c)	1,191,615
3,000,000	Texas Competitive Electric Holdings Co., LLC (c)(f)	1,170,000
25,000,000	Texas Competitive Electric Holdings Co., LLC (c)	2,562,500

		21,018,950

	Total U.S. Corporate Bonds & Notes (Cost $82,565,666)	71,675,002

Non-U.S. Corporate Bonds & Notes (e) - 3.2%

BROADCASTING - 0.5%
20,281,251	iHeartCommunications, Inc. PIK 14.00%, 02/01/2021 (h)	8,505,450

CHEMICALS - 0.3%
2,000,000	Hexion, Inc./Hexion Nova Scotia Finance ULC 9.00%, 11/15/2020	1,210,000
4,978,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	3,907,730

		5,117,730

CONSUMER SERVICES - 0.1%
3,000,000	Chinos Intermediate Holdings A, Inc. PIK 7.75%, 05/01/2019 (f)	1,162,500

ENERGY - 1.5%
3,000,000	MEG Energy Corp. 6.50%, 03/15/2021 (f)	2,475,000
37,283,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (f)(h)	20,913,526

		23,388,526

ENVIRONMENTAL CONTROL - 0.1%
2,000,000	Tervita Corp. 8.00%, 11/15/2018 (f)(h)	1,510,000

HEALTHCARE EQUIPMENT & SERVICES - 0.4%
6,875,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (f)	5,929,687

TELECOMMUNICATION SERVICES - 0.2%
5,500,000	Avaya, Inc. 10.50%, 03/01/2021 (f)	2,557,500

Principal Amount ($)		Value ($)

TRANSPORTATION - 0.1%
3,000,000	XPO Logistics, Inc. 6.50%, 06/15/2022 (f)	2,548,125

	Total Non-U.S. Corporate Bonds & Notes (Cost $69,778,949)	50,719,518

Non-U.S. Government Bonds (e) - 22.8%
62,500,000	Argentine Republic Government International Bond 2.50%, 12/31/2038 (c)(h)	36,281,250
33,026,478	7.82%, 12/31/2033 (c)	33,400,408
4,128,311	7.82%, 12/31/2033 (c)	4,175,052
65,895,826	8.28%, 12/31/2033 (c)	65,566,347
176,656,936	8.28%, 12/31/2033 (c)(h)	179,748,433
31,565,000	Brazil Letras do Tesouro Nacional 0.00%, 01/01/2016 (i)	7,661,164
40,600,000	0.00%, 01/01/2017 (i)	8,504,787
96,190,000	0.00%, 10/01/2017 (i)	17,928,790
2,308,000	Brazil Letras Financeiras do Tesouro 0.00%, 09/07/2017 (g)	4,152,295
2,457,000	0.00%, 03/01/2018 (g)	4,420,403

	Total Non-U.S. Government Bonds (Cost $321,824,525)	361,838,929

Shares

U.S. Equity - 37.6%

BANKS - 0.2%
36,920	CIT Group, Inc. (j)	1,477,908
102,131	Hilltop Holdings, Inc. (j)(k)	2,023,215

		3,501,123

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
10,000	Knoll, Inc. (h)	219,800
4,000	Team, Inc. (h)(k)	128,480

		348,280

CONSUMER DURABLES & APPAREL - 0.0%
1,500	Columbia Sportswear Co. (h)	88,185

CONSUMER SERVICES - 4.8%
27,885	H&R Block, Inc. (j)	1,009,437
1,866,222	K12, Inc. (j)(k)	23,215,802
270,225	MPM Holdings, Inc (j)	6,147,612
1,656,125	SeaWorld Entertainment, Inc. (j)	29,495,586
80,000	Service Corp. International (j)	2,168,000
446,034	Sotheby’s (h)(j)	14,264,167

		76,300,604

ENERGY - 5.0%
302,307	Anadarko Petroleum Corp. (j)	18,256,320
3,000	EQT Corp. (h)	194,310
248,500	SemGroup Corp., Class A (j)	10,745,140
488,626	Targa Resources Corp. (j)	25,174,011
657,649	Williams Cos., Inc. (The) (j)	24,234,366

		78,604,147

28	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity (continued)

HEALTHCARE EQUIPMENT & SERVICES - 6.7%
317,550	Brookdale Senior Living, Inc. (j)(k)	7,290,948
135,000	Kindred Healthcare, Inc. (j)	2,126,250
2,000	Molina Healthcare, Inc. (h)(k)	137,700
2,032,553	Patterson Cos., Inc. (j)	87,907,918
75,000	Tenet Healthcare Corp. (k)	2,769,000
25,000	Universal Health Services, Inc., Class B (j)	3,120,250
68,645	VCA, Inc. (j)(k)	3,614,159

		106,966,225

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
2,500	Kimberly-Clark Corp. (h)	272,600

INSURANCE - 0.2%
83,585	FNF Group (j)	2,964,760

MATERIALS - 0.7%
3,000	Compass Minerals International, Inc. (h)	235,110
460,259	MPM Holdings, Inc. (h)(k)	10,470,892

		10,706,002

MEDIA - 0.1%
1,570,000	Cumulus Media, Inc., Class A (j)(k)	1,104,966
16,800	Tribune Co. (j)	598,080

		1,703,046

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
117,900	Otonomy, Inc. (h)(j)(k)	2,099,799

REAL ESTATE - 0.6%
1,114,749	Spirit Realty Capital, Inc., REIT (j)	10,188,806

RETAILING - 1.0%
4,650	Amazon.com, Inc. (j)(k)	2,380,289
19,367	Dollar General Corp. (j)	1,402,945
5,000	Nutrisystem, Inc. (h)	132,600
198,582	Outerwall, Inc. (j)	11,305,273

		15,221,107

SOFTWARE & SERVICES - 9.0%
58,000	Cognizant Technology Solutions Corp., Class A (j)(k)	3,631,380
47,155	CommVault Systems, Inc. (j)(k)	1,601,384
20,000	FireEye, Inc. (h)(k)	636,400
43,946	Microsoft Corp. (h)(j)	1,945,050
1,896,490	Salesforce.com, Inc. (j)(k)	131,673,300
139,750	Teradata Corp. (h)(j)(k)	4,047,160

		143,534,674

TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
120,250	NetApp, Inc. (j)	3,559,400
7,500	Super Micro Computer, Inc. (h)(k)	204,450

		3,763,850

TELECOMMUNICATION SERVICES - 5.9%
306,550	TerreStar Corporation (d)(n)	92,860,126

Shares		Value ($)

TRANSPORTATION - 1.5%
603,937	American Airlines Group, Inc. (j)	23,450,874
1,563	JetBlue Airways Corp. (j)(k)	40,278

		23,491,152

UTILITIES - 1.6%
1,693,200	NRG Energy, Inc. (j)	25,144,020
7,500	Piedmont Natural Gas Co., Inc.	300,525

		25,444,545

	Total U.S. Equity (Cost $703,296,532)	598,059,031

Non-U.S. Equity (e) - 9.6%

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
12,500	ACCO Brands Corp. (h)(k)	88,375
35,000	CBIZ, Inc. (h)(k)	343,700

		432,075

DIVERSIFIED FINANCIALS - 0.0%
1,000	Intercontinental Exchange, Inc. (h)	234,990

ENERGY - 1.1%
7,500	Geospace Technologies Corp. (h)(k)	103,575
187,400	MEG Energy Corp. (k)	1,151,769
6,526,114	Ocean Rig UDW, Inc. (j)	13,900,623
771,715	Overseas Shipholding Group, Inc., Class A (f)(j)(k)	2,430,902

		17,586,869

FOOD, BEVERAGE & TOBACCO - 0.1%
3,000	Coca-Cola Enterprises, Inc.	145,050
21,320	Nestle SA	1,598,291

		1,743,341

HEALTHCARE EQUIPMENT & SERVICES - 1.9%
40,209	Edwards Lifesciences Corp. (j)(k)	5,716,514
40,000	Hill-Rom Holdings, Inc. (j)	2,079,600
250,000	HLS Therapeutics, Inc. (d)	2,120,000
150,000	iKang Healthcare Group, Inc. ADR (j)(k)	2,220,000
238,096	LDR Holding Corp. (h)(j)(k)	8,221,455
921,059	Neovasc, Inc. (j)(k)	4,550,031
80,000	NuVasive, Inc. (j)(k)	3,857,600
29,400	Sysmex Corp.	1,541,619

		30,306,819

MATERIALS - 0.1%
15,000	Huntsman Corp. (j)	145,350
18,000	Vulcan Materials Co. (j)	1,605,600

		1,750,950

MEDIA - 0.3%
77,945	Loral Space & Communications, Inc. (j)(k)	3,669,651

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
1,500	Eli Lilly & Co. (j)	125,535
3,980	Eurofins Scientific	1,220,403
70,000	Portola Pharmaceuticals, Inc. (j)(k)	2,983,400

See accompanying Notes to Financial Statements.	29

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Equity (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (continued)
3,040	Valeant Pharmaceuticals International, Inc. (j)(k)	542,275

		4,871,613

REAL ESTATE - 0.0%
1,500	AvalonBay Communities, Inc., REIT (h)	262,230

RETAILING - 0.7%
71,800	Burlington Stores, Inc. (j)(k)	3,664,672
649,150	Staples, Inc. (j)	7,614,529

		11,279,201

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
10,000	NVIDIA Corp. (h)	246,500
5,000	SunPower Corp. (h)(k)	100,200

		346,700

SOFTWARE & SERVICES - 1.8%
50,000	Autohome, Inc. ADR (j)(k)	1,626,500
87,854	CDK Global, Inc. (j)	4,197,664
32,819	Facebook, Inc., Class A (j)(k)	2,950,428
300	Google, Inc., Class A	191,511
7,278	Google, Inc., Class C (j)	4,428,081
207,260	IAC/InterActiveCorp (j)	13,527,860
210,000	Leju Holdings, Ltd. ADR (h)(j)	1,173,900

		28,095,944

TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
37,602	Apple, Inc. (j)	4,147,501
25,000	Calix, Inc. (h)(k)	194,750
1,622,353	Corning, Inc. (j)	27,774,683

		32,116,934

TELECOMMUNICATION SERVICES - 1.2%
37,500	SBA Communications Corp., Class A (j)(k)	3,927,750
314,156	Softbank Corp. (h)	14,366,738

		18,294,488

TRANSPORTATION - 0.1%
3,282,549	DryShips, Inc. (j)(k)	554,094
5,000	Expeditors International of Washington, Inc. (h)	235,250

		789,344

UTILITIES - 0.0%
10,000	New Jersey Resources Corp. (h)	300,300

	Total Non-U.S. Equity (Cost $221,552,873)	152,081,449

U.S. Exchange-Traded Funds (j) - 3.0%
495,000	Highland HFR Equity Hedge ETF (k)(l)	9,157,500
495,000	Highland HFR Event-Driven ETF (l)	8,573,648
495,000	Highland HFR Global ETF (l)	9,370,300
343,198	Highland/iBoxx Senior Loan ETF (l)	6,345,731
38,945	ProShares Ultra Gold, ETF (k)	1,294,142
73,085	ProShares Ultra Silver, ETF (k)	2,231,285

Shares		Value ($)
260,340	ProShares UltraShort Nasdaq Biotechnology, ETF (k)	10,036,107

	Total U.S. Exchange-Traded Funds (Cost $53,740,220)	47,008,713

Non-U.S. Exchange-Traded Funds (e)(j) - 9.7%
523,600	Deutsche X-trackers Harvest CSI 300 China A-Shares, ETF (h)	16,933,224
329,000	Deutsche X-trackers Harvest CSI 500 China A-Shares, ETF (h)	11,992,050
878,900	iShares China Large-Cap, ETF	31,174,583
90,000	iShares MSCI China, ETF (h)	3,942,900
200,000	iShares MSCI Hong Kong, ETF	3,824,000
1,350,000	iShares MSCI India, ETF	38,569,500
347,000	Market Vectors China AMC SME-ChiNext, ETF (h)(k)	11,780,650
1,400,000	WisdomTree Germany Hedged Equity Fund, ETF	35,280,000

	Total Non-U.S. Exchange-Traded Funds (Cost $171,596,271)	153,496,907

U.S. Master Limited Partnerships - 10.1%

ENERGY - 10.1%
839,800	Boardwalk Pipeline Partners LP (j)	9,884,446
962,500	Energy Transfer Equity LP (j)	20,029,625
600,000	Energy Transfer Partners LP (j)	24,642,000
964,875	Enterprise Products Partners LP (j)	24,025,387
3,385,921	Highland Energy MLP Fund (l)	25,970,018
2,453,253	Plains GP Holdings LP, Class A (j)	42,931,927
306,250	Western Gas Equity Partners LP (j)	12,075,438

		159,558,841

	Total U.S. Master Limited Partnerships (Cost $192,756,583)	159,558,841

Non-U.S. Master Limited Partnerships - 2.1%

ENERGY - 2.1%
239,250	Dynagas LNG Partners LP (j)	3,182,025
600,000	MarkWest Energy Partners LP	25,746,000
122,932	Shell Midstream Partners LP (j)	3,617,889

		32,545,914

	Total Non-U.S. Master Limited Partnerships (Cost $36,443,404)	32,545,914

Units

U.S. Warrants (k) - 0.3%

ENERGY - 0.3%
5,005,000	Kinder Morgan, Inc., expires 05/25/2017 (j)	4,604,600

HEALTHCARE EQUIPMENT & SERVICES - 0.0%
33,730	HLS Therapeutics, Inc. expires 08/20/2020 (d)	149,761

	Total U.S. Warrants (Cost $8,661,848)	4,754,361

30	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Contracts		Value ($)

U.S. Purchased Call Options (m) - 0.6%
20,000	American Airlines Group, Inc., Stike price $40.00, expires 01/15/2016	5,640,000
11,175	American Express Co., Stike price $75.00, expires 01/15/2016	3,430,725
9,523	Tenet Healthcare Corp., Stike price $60.00, expires 11/20/2015	19,046

	Total U.S. Purchased Call Options (Cost $19,354,577)	9,089,771

U.S. Purchased Put Options (m) - 0.4%
870	Keurig Green Mountain, Inc., Strike price $115.00, expires 01/15/2016	5,452,725
750	Zillow Group, Inc., Stike price $100.00, expires 11/20/2015	1,563,750

	Total U.S. Purchased Put Options (Cost $2,478,730)	7,016,475

Non-U.S. Purchased Call Options (e)(m) - 0.0%
2,580	American Express Co., Strike price $77.50, expires 10/16/2015	49,020
27,250	Corning, Inc., Stike price $22.00, expires 01/15/2016	299,750
10,000	Marvell Technology Group, Ltd., Strike price $15.00, expires 01/15/2016	70,000

	Total Non-U.S. Purchased Call Options (Cost $8,476,778)	418,770

Shares

U.S. Registered Investment Companies (o) - 7.4%
116,912,647	State Street Navigator Prime Securities Lending Portfolio	116,912,647

	Total U.S. Registered Investment Companies (Cost $116,912,647)	116,912,647

Non-U.S. Investment Companies (e)(l) - 0.2%
10,000	BB Votorantim Highland Infrastructure LLC	2,937,405

	Total Non-U.S. Investment Companies (Cost $4,571,783)	2,937,405

U.S. Cash Equivalents - 0.0%
601,758	State Street Institutional Liquid Reserves Fund	601,758

	Total U.S. Cash Equivalents (Cost $601,758)	601,758

Total Investments – 145.9%		2,315,137,327

(Cost $2,700,494,344)

Principal Amount ($)		Value ($)

Securities Sold Short - (7.6)%

U.S. Corporate Bonds & Notes - (0.3)%

CONSUMER SERVICES - (0.2)%
(3,000,000)	Ally Financial, Inc. 03/30/2025 (b)	(2,842,500)

ENERGY - (0.1)%
(2,500,000)	Chesapeake Energy Corp. 03/15/2023	(1,642,968)

	Total U.S. Corporate Bonds & Notes (Proceeds $4,694,316)	(4,485,468)

Non-U.S. Corporate Bonds & Bonds - (0.2)%

CONSUMER SERVICES - (0.1)%
(1,000,000)	Fiat Chrysler Automobiles NV 5.25%, 04/15/2023	(937,500)

TECHNOLOGY HARDWARE & EQUIPMENT - (0.1)%
(2,000,000)	Intel Corp. 07/29/2045 (b)	(2,075,226)

	Total Non-U.S. Corporate Bonds & Bonds (Proceeds $3,021,434)	(3,012,726)

Shares

U.S. Equity (p) - (0.2)%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (0.2)%
58,720	Medivation, Inc.	(2,495,600)

	Total U.S. Equity (Proceeds $3,024,447)	(2,495,600)

Non-U.S. Equity - (4.3)%

HEALTHCARE EQUIPMENT & SERVICES - (2.4)%
598,850	Boston Scientific Corp. (p)	(9,827,128)
153,700	Stryker Corp.	(14,463,170)
157,050	Zimmer Holdings, Inc.	(14,751,707)

		(39,042,005)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (1.9)%
19,375	Alexion Pharmaceuticals, Inc. (p)	(3,030,056)
47,075	Alkermes PLC (p)	(2,761,890)
35,100	Amgen, Inc.	(4,855,032)
17,275	Biogen Idec, Inc. (p)	(5,041,018)
61,350	Eli Lilly & Co.	(5,134,382)
66,500	Isis Pharmaceuticals, Inc. (p)	(2,687,930)
16,630	Jazz Pharmaceuticals PLC (p)	(2,208,630)
45,700	Vertex Pharmaceuticals, Inc. (p)	(4,759,198)

		(30,478,136)

	Total Non-U.S. Equity (Proceeds $72,009,726)	(69,520,141)

U.S. Exchange-Traded Funds - (2.6)%

ENERGY - (0.1)%
30,000	Energy Select Sector SPDR Fund, ETF	(1,836,000)

See accompanying Notes to Financial Statements.	31

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Global Allocation Fund

Shares		Value ($)

U.S. Exchange-Traded Funds (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (2.5)%
68,650	iShares Nasdaq Biotechnology, ETF	(20,823,605)
306,750	SPDR S&P Biotech, ETF	(19,095,187)

		(39,918,792)

	Total U.S. Exchange-Traded Funds (Proceeds $48,663,080)	(41,754,792)

	Total Securities Sold Short (Proceeds $131,413,003)	(121,268,727)

Other Assets & Liabilities, Net - (38.3)%		(606,995,061)

Net Assets - 100.0%		1,586,873,539

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $138,429,646, or 8.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2015.
(e)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2015, these securities amounted to $244,216,413 or 15.4% of net assets.
(g)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2015.
(h)	Securities (or a portion of securities) on loan. As of September 30, 2015, the market value of securities loaned was $119,842,474. The loaned securities were secured with cash and securities collateral of $118,313,091. Collateral is calculated based on prior day’s prices. See Note 4.
(i)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(j)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $879,207,129.

(k)	Non-income producing security.
(l)	Affiliated issuer. Assets with a total aggregate market value of $62,354,602, or 3.9% of net assets, were affiliated with the Fund as of September 30, 2015.
(m)	Options are shown at market value.
(n)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demandthat such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(o)	Represents investments of cash collateral received in connection with securities lending.
(p)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

Written options contracts outstanding as of September 30, 2015 were as follows:

Description	Exer- cise Price	Expir- ation Date	Number of Contracts	Premium	Value
WRITTEN CALL OPTIONS:
Keurig Green Mountain, Inc.	$115.00	January 2016	870	$1,418,812	$(8,700)
Zillow Group, Inc.	100.00	November 2015	750	948,498	(153,750)

				2,367,310	(162,450)

WRITTEN PUT OPTIONS:
American Airlines Group, Inc.	40.00	January 2016	20,000	7,399,063	(8,900,000)
American Express Co.	75.00	January 2016	11,175	4,584,012	(5,028,750)
American Express Co.	77.50	October 2015	2,580	995,054	(1,019,100)
Corning, Inc.	22.00	January 2016	27,250	5,069,571	(13,897,500)
Marvell Technology Group, Ltd.	15.00	January 2016	10,000	1,614,070	(6,100,000)
Tenet Healthcare Corp.	60.00	November 2015	9,523	4,816,996	(22,045,745)

				24,478,766	(56,991,095)

Total Written Options Contracts				$26,846,076	$(57,153,545)

32	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Dividend Equity Fund

Shares		Value ($)

Common Stocks - 96.1%

BANKS - 12.9%
7,280	JPMorgan Chase & Co. (a)	443,861
3,950	PNC Financial Services Group, Inc.	352,340
7,365	U.S. Bancorp (a)	302,039
9,486	Wells Fargo & Co. (a)	487,106

		1,585,346

CAPITAL GOODS - 5.5%
20,545	General Electric Co. (a)	518,145
1,835	Hubbell, Inc., Class B	155,883

		674,028

CONSUMER DURABLES & APPAREL - 1.2%
3,000	Tupperware Brands Corp. (a)	148,470

CONSUMER SERVICES - 4.1%
5,063	McDonald’s Corp. (a)	498,857

ENERGY - 13.0%
5,840	Chevron Corp. (a)	460,659
6,480	ConocoPhillips (a)	310,781
9,496	Royal Dutch Shell PLC, ADR (a)	450,870
5,440	Schlumberger, Ltd. (a)	375,197

		1,597,507

FOOD, BEVERAGE & TOBACCO - 11.7%
4,550	Diageo PLC, ADR	490,445
5,245	PepsiCo, Inc.	494,603
11,311	Unilever NV	454,702

		1,439,750

HEALTHCARE EQUIPMENT & SERVICES - 3.6%
10,960	Abbott Laboratories	440,811

HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
4,985	Procter & Gamble Co. (The)	358,621

INSURANCE - 2.6%
7,697	Arthur J. Gallagher & Co. (a)	317,732

MATERIALS - 6.9%
3,685	LyondellBasell Industries NV, Class A (a)	307,182
2,855	Packaging Corp. of America (a)	171,757
4,500	Sonoco Products Co.	169,830
7,465	Worthington Industries, Inc. (a)	197,673

		846,442

MEDIA - 2.2%
6,715	CBS Corp., Class B	267,929

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
5,455	Johnson & Johnson	509,224
5,425	Novartis AG, ADR	498,666

		1,007,890

RETAILING - 3.1%
3,260	Home Depot, Inc. (The)	376,498

Shares		Value ($)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
2,885	Analog Devices, Inc.	162,743
11,415	Microchip Technology, Inc. (a)	491,872

		654,615

SOFTWARE & SERVICES - 4.1%
10,475	Paychex, Inc. (a)	498,924

TELECOMMUNICATION SERVICES - 1.5%
4,225	Verizon Communications, Inc.	183,830

TRANSPORTATION - 3.9%
4,785	United Parcel Service, Inc., Class B (a)	472,232

UTILITIES - 3.4%
5,670	ITC Holdings Corp.	189,038
5,040	Southern Co. (The) (a)	225,288

		414,326

	Total Common Stocks (Cost $12,294,691)	11,783,808

Registered Investment Companies – 27.1%
3,320,444	State Street Navigator Prime Securities Lending Portfolio (b)	3,320,444

	Total Registered Investment Companies (Cost $3,320,444)	3,320,444

Cash Equivalents - 3.1%
385,584	State Street Institutional Liquid Reserves Fund	385,584

	Total Cash Equivalents (Cost $385,584)	385,584

Total Investments - 126.3%		15,489,836

(Cost $16,000,719)
Other Assets & Liabilities, Net - (26.3)%		(3,222,507)

Net Assets - 100.0%		12,267,329

(a)	Securities (or a portion of securities) on loan. As of September 30, 2015, the market value of securities loaned was $3,430,692. The loaned securities were secured with cash and securities collateral of $3,440,059. Collateral is calculated based on prior day’s prices. See Note 4.
(b)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.	33

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Premier Growth Equity Fund

Shares		Value ($)

Common Stocks - 97.2%

CAPITAL GOODS - 1.7%
65,052	United Rentals, Inc. (a)	3,906,373

CONSUMER SERVICES - 0.9%
53,993	Las Vegas Sands Corp.	2,050,114

DIVERSIFIED FINANCIALS - 12.5%
234,188	Charles Schwab Corp. (The)	6,688,409
94,326	CME Group, Inc.	8,747,793
71,557	McGraw Hill Financial, Inc.	6,189,681
96,928	State Street Corp.	6,514,531

		28,140,414

ENERGY - 2.5%
80,014	Schlumberger, Ltd.	5,518,566

FOOD, BEVERAGE & TOBACCO - 3.3%
79,364	PepsiCo, Inc.	7,484,025

HEALTHCARE EQUIPMENT & SERVICES - 8.3%
146,367	Abbott Laboratories	5,886,881
35,780	Cooper Cos., Inc. (The)	5,326,211
110,589	Medtronic PLC	7,402,827

		18,615,919

MATERIALS - 2.6%
68,305	Monsanto Co.	5,829,149

MEDIA - 10.8%
130,104	Comcast Corp., Special Class A (b)	7,447,153
191,904	Liberty Global PLC, Series C (a)	7,871,902
650,522	Sirius XM Holdings, Inc. (a)(b)	2,432,952
62,450	Walt Disney Co. (The)	6,382,390

		24,134,397

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 12.5%
36,430	Alexion Pharmaceuticals, Inc. (a)	5,697,288
34,152	Allergan PLC (a)	9,282,855
53,994	Amgen, Inc.	7,468,450
57,246	Gilead Sciences, Inc.	5,620,985

		28,069,578

REAL ESTATE - 3.1%
78,063	American Tower Corp., REIT	6,867,983

RETAILING - 9.5%
18,865	Amazon.com, Inc. (a)	9,656,805
71,557	Dick’s Sporting Goods, Inc.	3,549,943
117,094	Lowe’s Cos., Inc.	8,070,118

		21,276,866

SOFTWARE & SERVICES - 20.6%
16,263	Alphabet, Inc., Class C (a)	9,894,734
44,886	Baidu, Inc., ADR (a)	6,167,785
169,136	eBay, Inc. (a)	4,133,684
52,042	Facebook, Inc., Class A (a)	4,678,576
55,294	Intuit, Inc.	4,907,342
15,613	LinkedIn Corp., Class A (a)	2,968,500
117,094	PayPal Holdings, Inc. (a)	3,634,598

Shares		Value ($)

SOFTWARE & SERVICES (continued)
143,115	Visa, Inc., Class A (b)	9,969,391

		46,354,610

TECHNOLOGY HARDWARE & EQUIPMENT - 7.6%
97,578	Apple, Inc. (c)	10,762,854
116,443	QUALCOMM, Inc.	6,256,482

		17,019,336

TRANSPORTATION - 1.3%
29,273	United Parcel Service, Inc., Class B	2,888,952

	Total Common Stocks (Cost $159,471,109)	218,156,282

Registered Investment Companies – 5.8%
13,189,050	State Street Navigator Prime Securities Lending Portfolio (d)	13,189,050

	Total Registered Investment Companies (Cost $13,189,050)	13,189,050

Cash Equivalents – 2.9%
6,375,195	State Street Institutional Liquid Reserves Fund	6,375,195

	Total Cash Equivalents (Cost $6,375,195)	6,375,195

Total Investments - 105.9%		237,720,527

(Cost $179,035,354)
Other Assets & Liabilities, Net - (5.9)%		(13,267,790)

Net Assets - 100.0%		224,452,737

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2015, the market value of securities loaned was $13,140,208. The loaned securities were secured with cash collateral of $13,189,050. Collateral is calculated based on prior day’s prices. See Note 4.
(c)	All or part of this security is pledged as collateral for futures contracts. The market value of the securities pledged as collateral was $167,877.
(d)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, at September 30, 2015:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Future:
S&P 500 E-Mini Index	December 2015	19	$1,813,265	$(43,898)

34	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 98.3%

BANKS - 4.5%
6,887	Iberiabank Corp.	400,892
16,775	PrivateBancorp, Inc.	642,986
4,915	SVB Financial Group (a)	567,879
634	Westamerica Bancorp. (b)	28,175

		1,639,932

CAPITAL GOODS - 4.6%
21,756	Luxfer Holdings PLC, ADR	234,747
19,497	Mueller Industries, Inc.	576,721
5,711	Teledyne Technologies, Inc. (a)(b)	515,704
8,410	Woodward, Inc.	342,287

		1,669,459

COMMERCIAL & PROFESSIONAL SERVICES - 4.8%
22,912	Healthcare Services Group, Inc. (b)	772,134
21,108	Resources Connection, Inc. (b)	318,098
29,166	West Corp.	653,318

		1,743,550

CONSUMER DURABLES & APPAREL - 2.6%
697	Deckers Outdoor Corp. (a)(b)	40,468
18,117	Jarden Corp. (a)(b)	885,559

		926,027

CONSUMER SERVICES - 13.1%
41,340	ClubCorp Holdings, Inc. (b)	887,156
379	Cracker Barrel Old Country Store, Inc. (b)	55,819
25,773	Dave & Buster’s Entertainment, Inc. (a)(b)	974,993
11,172	J Alexander’s Holdings, Inc. (a)	111,385
31,149	K12, Inc. (a)(b)	387,494
55,127	SeaWorld Entertainment, Inc. (b)	981,812
34,412	Sonic Corp. (b)	789,755
15,286	Texas Roadhouse, Inc. (b)	568,639

		4,757,053

DIVERSIFIED FINANCIALS - 4.8%
64,683	FNFV Group (a)(b)	758,085
847	Greenhill & Co., Inc. (b)	24,114
19,093	Raymond James Financial, Inc. (b)	947,585

		1,729,784

ENERGY - 2.9%
3,400	Dril-Quip, Inc. (a)(b)	197,948
9,775	Forum Energy Technologies, Inc. (a)(b)	119,353
8,599	Oil States International, Inc. (a)	224,692
16,624	Sanchez Energy Corp. (a)(b)	102,237
13,177	SM Energy Co. (b)	422,191

		1,066,421

FOOD & STAPLES RETAILING - 1.6%
23,028	SpartanNash Co. (b)	595,274

HEALTHCARE EQUIPMENT & SERVICES - 17.2%
8,115	Air Methods Corp. (a)(b)	276,640
27,190	Endologix, Inc. (a)(b)	333,349

Shares		Value ($)

HEALTHCARE EQUIPMENT & SERVICES (continued)
10,000	HMS Holdings Corp. (a)(b)	87,700
15,292	IPC The Hospitalist Co., Inc. (a)(b)	1,188,036
38,000	K2M Group Holdings, Inc. (a)	706,800
26,102	LDR Holding Corp. (a)(b)	901,302
16,445	MEDNAX, Inc. (a)(b)	1,262,812
6,992	Molina Healthcare, Inc. (a)(b)	481,399
44,450	Teladoc, Inc. (a)(b)	990,791

		6,228,829

MATERIALS - 5.4%
4,360	Balchem Corp. (b)	264,957
21,347	Commercial Metals Co. (b)	289,252
16,009	PolyOne Corp. (b)	469,704
6,335	Quaker Chemical Corp.	488,302
6,966	Sensient Technologies Corp.	427,016

		1,939,231

MEDIA - 0.1%
768	John Wiley & Sons, Inc., Class A	38,423

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.8%
20,485	Bruker Corp. (a)(b)	336,569
20,000	Cempra, Inc. (a)(b)	556,800
7,700	ICON PLC (a)(b)	546,469
44,450	Pfenex, Inc. (a)(b)	667,194
56,500	ProQR Therapeutics NV (a)	823,205
47,916	Raptor Pharmaceutical Corp. (a)	289,892
10,600	Sarepta Therapeutics, Inc. (a)(b)	340,366

		3,560,495

REAL ESTATE - 0.6%
1,087	RLJ Lodging Trust, REIT	27,468
7,898	Sabra Health Care REIT, Inc. (b)	183,076

		210,544

RETAILING - 4.6%
5,814	Group 1 Automotive, Inc. (b)	495,062
31,439	LKQ Corp. (a)	891,610
4,200	Monro Muffler Brake, Inc. (b)	283,710

		1,670,382

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
22,796	Microsemi Corp. (a)	748,165
20,875	Semtech Corp. (a)(b)	315,212

		1,063,377

SOFTWARE & SERVICES - 13.2%
19,323	Blackbaud, Inc. (b)	1,084,407
14,850	CoreLogic, Inc. (a)	552,865
12,308	Cornerstone OnDemand, Inc. (a)(b)	406,164
10,020	CSG Systems International, Inc. (b)	308,616
22,050	NIC, Inc. (b)	390,506
18,333	PTC, Inc. (a)(b)	581,889
14,793	Solera Holdings, Inc. (b)	798,822
9,116	SS&C Technologies Holdings, Inc.	638,485

		4,761,754

See accompanying Notes to Financial Statements.	35

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks (continued)

TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
1,542	Control4 Corp. (a)(b)	12,583
5,435	Zebra Technologies Corp., Class A (a)(b)	416,049

		428,632

TRANSPORTATION - 2.1%
12,278	Old Dominion Freight Line, Inc. (a)(b)	748,958

UTILITIES - 2.3%
13,001	IDACORP, Inc. (b)	841,295

	Total Common Stocks (Cost $34,482,371)	35,619,420

Registered Investment Companies - 27.6%
9,981,551	State Street Navigator Prime Securities Lending Portfolio (c)	9,981,551

	Total Registered Investment Companies (Cost $9,981,551)	9,981,551

Cash Equivalents - 1.6%
587,353	State Street Institutional Liquid Reserves Fund	587,353

	Total Cash Equivalents (Cost $587,353)	587,353

Total Investments - 127.5%		46,188,324

(Cost $45,051,275)
Other Assets & Liabilities, Net - (27.5)%		(9,970,845)

Net Assets - 100.0%		36,217,479

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2015, the market value of securities loaned was $10,216,223. The loaned securities were secured with cash and securities collateral of $10,221,268. Collateral is calculated based on prior day’s prices. See Note 4.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

36	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 6.6%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
117,211	Federal National Mortgage Assoc. REMIC Series 2012-93, Class SW 5.91%, 09/25/2042 (a)(b)	18,664
8,462	Federal National Mortgage Assoc. STRIPS Series 354, Class 1 12/25/2034 (c)	7,947

	Total Agency Collateralized Mortgage Obligations (Cost $31,449)	26,611

AGENCY MORTGAGE-BACKED SECURITIES - 3.5%
98,556	Federal Home Loan Mortgage Corp. 5.00%, 06/01/2041	110,133
646,614	Federal National Mortgage Assoc. 3.00%, 02/01/2043 - 06/01/2043 (d)	657,709
300,956	3.50%, 11/01/2042 - 02/01/2043 (d)	316,248
138,680	4.00%, 02/01/2044	148,963
314,041	4.50%, 02/01/2040 - 01/01/2041 (d)	341,556
144,042	5.00%, 06/01/2041	162,303
196,797	Government National Mortgage Assoc. 3.00%, 04/20/2043 - 06/20/2043 (d)	201,981
209,795	3.50%, 05/20/2043	220,507
254,476	4.00%, 01/20/2041 - 04/20/2043 (d)	273,486
107,928	4.50%, 05/20/2040 - 03/20/2041 (d)	117,392

	Total Agency Mortgage-Backed Securities (Cost $2,493,489)	2,550,278

ASSET-BACKED SECURITIES - 0.0%
2	Bear Stearns Asset-Backed Securities Trust Series 2003-ABF1, Class A 0.93%, 01/25/2034 (b)	2

	Total Asset-Backed Securities (Cost $2)	2

CORPORATE BONDS & NOTES - 1.6%

BANKS - 0.1%
27,000	Bank of America Corp. 2.60%, 01/15/2019	27,296
44,000	U.S. Bancorp 3.44%, 02/01/2016	44,376

		71,672

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
31,000	ACCO Brands Corp. 6.75%, 04/30/2020	32,395

CONSUMER DURABLES & APPAREL - 0.0%
19,000	Lennar Corp. 4.50%, 11/15/2019	19,256

CONSUMER SERVICES - 0.1%
32,000	MGM Resorts International 5.25%, 03/31/2020 (e)	31,680

Principal Amount ($)		Value ($)

DIVERSIFIED FINANCIALS - 0.3%
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (f)	150,278
19,000	General Motors Financial Co., Inc. 3.00%, 09/25/2017 (e)	19,228
12,000	3.50%, 07/10/2019 (e)	12,134
13,000	Hyundai Capital America 2.13%, 10/02/2017 (f)	13,049

		194,689

ENERGY - 0.1%
16,000	Chesapeake Energy Corp. 3.25%, 03/15/2016	15,763
14,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	13,759
42,000	5.63%, 11/15/2023 (f)	41,246

		70,768

FOOD & STAPLES RETAILING - 0.1%
43,000	Aramark Services, Inc. 5.75%, 03/15/2020	44,774

FOOD, BEVERAGE & TOBACCO - 0.0%
27,000	Constellation Brands, Inc. 7.25%, 09/01/2016	28,114

HEALTHCARE EQUIPMENT & SERVICES - 0.2%
44,000	HCA, Inc. 6.50%, 02/15/2020	48,070
9,000	Medtronic, Inc. 2.50%, 03/15/2020	9,127
50,000	Tenet Healthcare Corp. 4.75%, 06/01/2020 (e)	50,719
30,000	6.00%, 10/01/2020 (e)	31,725

		139,641

INSURANCE - 0.0%
21,000	CNA Financial Corp. 5.88%, 08/15/2020	23,912

MATERIALS - 0.1%
70,000	Rockwood Specialties Group, Inc. 4.63%, 10/15/2020	72,474

MEDIA - 0.0%
15,000	Scripps Networks Interactive, Inc. 2.75%, 11/15/2019	15,028

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
26,000	Roche Holdings, Inc. 2.25%, 09/30/2019 (f)	26,413
15,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (f)	14,953

		41,366

REAL ESTATE - 0.1%
49,000	American Tower Corp. 3.40%, 02/15/2019	50,479
30,000	Iron Mountain, Inc. 6.00%, 08/15/2023 (e)	30,113

		80,592

See accompanying Notes to Financial Statements.	37

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

RETAILING - 0.0%
18,000	Glencore Funding LLC 2.50%, 01/15/2019 (f)	15,357

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
16,000	Xilinx, Inc. 2.13%, 03/15/2019	16,021

TELECOMMUNICATION SERVICES - 0.3%
17,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	18,317
500,000	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	209,687

		228,004

UTILITIES - 0.0%
24,000	Dominion Resources, Inc. 1.95%, 08/15/2016 (e)	24,168

	Total Corporate Bonds & Notes (Cost $1,225,932)	1,149,911

FOREIGN CORPORATE BONDS & NOTES - 0.8%

BANKS - 0.4%
200,000	Barclays Bank PLC 2.25%, 05/10/2017 (e)(f)	203,913
100,000	National Agricultural Cooperative Federation 4.25%, 01/28/2016 (f)	100,923

		304,836

CAPITAL GOODS - 0.1%
18,000	Bombardier, Inc. 4.75%, 04/15/2019 (e)(f)	14,580
61,000	7.75%, 03/15/2020 (e)(f)	52,460

		67,040

ENERGY - 0.2%
100,000	Korea National Oil Corp. 2.88%, 11/09/2015 (f)	100,216

MEDIA - 0.0%
27,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (f)	26,865

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
23,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018 (f)	23,446

UTILITIES - 0.1%
64,000	Electricite de France SA 2.15%, 01/22/2019 (e)(f)	64,713

	Total Foreign Corporate Bonds & Notes (Cost $596,174)	587,116

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 0.7%
55,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (b)	57,062
30,000	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (b)	32,330
55,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1, Class AJ 5.65%, 02/15/2039 (b)	55,383
56,415	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, 06/12/2047	58,482
60,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class C 5.05%, 01/15/2047 (b)	62,566
40,000	LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (f)	42,491
35,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (b)	37,180
55,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (b)	56,763
30,000	Morgan Stanley Capital I Trust Series 2007-IQ16, Class AMA 6.27%, 12/12/2049 (b)	32,049
40,000	WF-RBS Commercial Mortgage Trust Series 2014-LC14, Class AS 4.35%, 03/15/2047 (b)	43,185

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $488,943)	477,491

	Total Bonds & Notes (Cost $4,835,989)	4,791,409

Shares

Domestic Equity - 49.9%

COMMON STOCKS - 49.5%

CONSUMER DURABLES & APPAREL - 1.2%
131,000	UCP, Inc., Class A (e)(g)	879,010

CONSUMER SERVICES - 1.2%
17,150	Wynn Resorts, Ltd. (e)	911,008

DIVERSIFIED FINANCIALS - 10.4%
14,537	American Express Co. (e)	1,077,628
25,260	Bank of New York Mellon Corp. (The)	988,929
6,880	Berkshire Hathaway, Inc., Class B (e)(g)	897,152
22,601	Oaktree Capital Group LLC	1,118,749
366,619	PICO Holdings, Inc. (e)(g)	3,548,872

		7,631,330

38	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Total Return Fund

Shares		Value ($)

Domestic Equity (continued)

COMMON STOCKS (continued)

FOOD, BEVERAGE & TOBACCO - 1.0%
42,300	Boulder Brands, Inc. (e)(g)	346,437
4,800	Philip Morris International, Inc. (e)	380,784

		727,221

MATERIALS - 1.9%
16,030	Monsanto Co.	1,368,000

MEDIA - 6.9%
94,597	DreamWorks Animation SKG, Inc., Class A (e)(g)	1,650,717
62,120	Live Nation Entertainment, Inc. (e)(g)	1,493,365
71,660	Twenty-First Century Fox, Inc., Class A (e)	1,933,387

		5,077,469

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
8,145	Biogen, Inc. (e)(g)	2,376,792
26,250	Merck & Co., Inc. (e)	1,296,488
78,191	Pfizer, Inc. (e)	2,455,979

		6,129,259

REAL ESTATE INVESTMENT TRUST - 5.6%
19,580	Alexander & Baldwin, Inc. (e)	672,181
79,432	Great Ajax Corp., REIT (e)	982,574
86,000	Rexford Industrial Realty, Inc., REIT (e)	1,185,940
160,200	VEREIT, Inc., REIT (e)	1,236,744

		4,077,439

RETAILING - 2.0%
50,550	FTD Cos., Inc. (e)(g)	1,506,390

SOFTWARE & SERVICES - 4.9%
581	Google, Inc., Class A (g)	370,893
2,303	Google, Inc., Class C (g)	1,401,191
29,372	Oracle Corp.	1,060,917
28,030	Twitter, Inc. (e)(g)	755,128

		3,588,129

TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
28,369	QUALCOMM, Inc.	1,524,267

TELECOMMUNICATION SERVICES - 3.2%
17,919	Cogent Communications Holdings, Inc. (e)	486,680
42,450	Level 3 Communications, Inc. (e)(g)	1,854,641

		2,341,321

TRANSPORTATION - 0.7%
5,300	Kansas City Southern (e)	481,664

	Total Common Stocks (Cost $41,263,822)	36,242,507

Shares		Value ($)

PREFERRED STOCKS - 0.4%

DIVERSIFIED FINANCIALS - 0.4%
12,635	Ally Financial, Inc., Series A (e)	327,626

	Total Preferred Stocks (Cost $333,529)	327,626

	Total Domestic Equity (Cost $41,597,351)	36,570,133

Foreign Equity - 16.6%

COMMON STOCKS - 16.6%

CAPITAL GOODS - 0.3%
9,690	FANUC Corp., ADR	248,549

CONSUMER DURABLES & APPAREL - 1.1%
10,000	adidas AG	803,811

FOOD, BEVERAGE & TOBACCO - 9.2%
50,000	Ambev SA, ADR (e)	245,000
12,530	British American Tobacco PLC, ADR	1,379,302
17,675	Coca-Cola Amatil, Ltd., ADR	112,766
9,737	Coca-Cola Icecek AS	111,271
8,000	Diageo PLC	214,549
14,105	Diageo PLC, ADR	1,520,378
32,490	SABMiller PLC	1,839,136
19,550	SABMiller PLC, ADR (e)	1,119,433
12,400	Wilmar International, Ltd. ADR	224,688

		6,766,523

MEDIA - 1.1%
21,030	Lions Gate Entertainment Corp.	773,904

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.9%
7,131	GlaxoSmithKline PLC	136,749
41,500	Roche Holding AG, ADR (e)	1,367,425
36,923	Teva Pharmaceutical Industries, Ltd., ADR	2,084,673

		3,588,847

	Total Common Stocks (Cost $12,171,371)	12,181,634

	Total Foreign Equity (Cost $12,171,371)	12,181,634

Registered Investment Companies - 39.7%
47,000	AllianceBernstein Income Fund, Inc.	369,420
52,640	Ares Dynamic Credit Allocation Fund, Inc.	735,381
197,673	BlackRock Debt Strategies Fund, Inc.	660,228
176	CBRE Clarion Global Real Estate Income Fund	1,299
74,642	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	1,653,320
38,045	Diversified Real Asset Income Fund	611,764
85,489	DoubleLine Income Solutions Fund	1,478,105
34,647	DoubleLine Opportunistic Credit Fund	862,017
61,471	Flaherty & Crumrine Dynamic Preferred & Income Fund, Inc.	1,375,721

See accompanying Notes to Financial Statements.	39

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Total Return Fund

Shares		Value ($)

Registered Investment Companies (continued)
40,000	Flaherty & Crumrine Preferred Income Opportunity Fund, Inc.	410,800
57	Nuveen Build America Bond Fund	1,120
75,071	Nuveen Global High Income Fund	1,082,524
167,743	PIMCO Corporate & Income Opportunity Fund	2,230,982
75,270	PIMCO Dynamic Credit Income Fund	1,375,183
16,009,545	State Street Navigator Prime Securities Lending Portfolio (h)	16,009,545
27,663	Templeton Emerging Markets Income Fund (e)	268,054

	Total Registered Investment Companies (Cost $30,107,595)	29,125,463

Cash Equivalents - 10.1%
7,410,983	State Street Institutional Liquid Reserves Fund	7,410,983

	Total Cash Equivalents (Cost $7,410,983)	7,410,983

Total Investments - 122.9%		90,079,622

(Cost $96,123,289)
Other Assets & Liabilities, Net - (22.9)%		(16,784,228)

Net Assets - 100.0%		73,295,394

(a)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2015.
(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Securities (or a portion of securities) on loan. As of September 30, 2015, the market value of securities loaned was $16,961,518. The loaned securities were secured with cash and securities collateral of $17,133,418. Collateral is calculated based on prior day’s prices. See Note 4.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2015, these securities amounted to $890,903 or 1.2% of net assets.
(g)	Non-income producing security.
(h)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund invested in the following countries as of September 30, 2015:

Country	Percentage (based on Total Investments)
United States	86.7%
United Kingdom	7.1%
Israel	2.3%
Switzerland	1.5%
Others (each less than 1.49%)	2.4%

100.0%

Industry (Equity Securities)	Domestic	Foreign	Percentage (based on Total Investments)
Pharmaceuticals, Biotechnology & Life Sciences	6.8%	4.0%	10.8%
Diversified Financials	8.9%	0.0%	8.9%
Food, Beverage & Tobacco	0.8%	7.5%	8.3%
Media	5.6%	0.9%	6.5%
Real Estate Investment Trust	4.5%	0.0%	4.5%
Software & Services	4.0%	0.0%	4.0%
Telecommunication Services	2.6%	0.0%	2.6%
Consumer Durables & Apparel	1.0%	0.9%	1.9%
Technology Hardware & Equipment	1.7%	0.0%	1.7%
Retailing	1.7%	0.0%	1.7%
Materials	1.5%	0.0%	1.5%
Consumer Services	1.0%	0.0%	1.0%
Transportation	0.5%	0.0%	0.5%
Capital Goods	0.0%	0.3%	0.3%

			54.2%

Sector	Percentage (based on Total Investments)
Agency Mortgage-Backed Securities	2.8%
Corporate Bonds & Notes	1.3%
Other (each less than 1.0%)	1.2%

5.3%

Other Instruments	Percentage (based on Total Investments)
Registered Investment Companies	32.3%
Cash Equivalents	8.2%

100.0%

40	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes - 83.3%

ALASKA - 2.9%
500,000	Alaska Housing Finance Corp. 5.00%, 12/01/2027	585,210

ARIZONA - 2.7%
475,000	Arizona Sports & Tourism Authority 5.00%, 07/01/2025	533,477

CALIFORNIA - 4.6%
500,000	California State Department of Water Resources 5.00%, 12/01/2021	603,500
23,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/2019	25,119
250,000	State of California 5.25%, 04/01/2035	287,552

		916,171

COLORADO - 3.0%
500,000	Regional Transportation District, CO 5.00%, 11/01/2027	591,940

CONNECTICUT - 7.3%
500,000	State of Connecticut 5.00%, 01/01/2022	586,740
250,000	State of Connecticut Special Tax Revenue 5.00%, 10/01/2028	291,462
500,000	Town of Fairfield, CT 5.00%, 01/01/2021	590,885

		1,469,087

DISTRICT OF COLUMBIA - 2.9%
500,000	District of Columbia 5.00%, 04/01/2030 (a)	577,045

FLORIDA - 3.4%
350,000	City of Lakeland, FL 5.00%, 11/15/2033	385,476
250,000	City of Tampa, FL 5.00%, 10/01/2027	294,140

		679,616

GEORGIA - 9.0%
500,000	City of Atlanta Department of Aviation 5.00%, 01/01/2033	565,865
500,000	City of Atlanta, GA Water & Wastewater Insured: AGM 5.75%, 11/01/2030	662,850
500,000	Municipal Electric Authority of Georgia 5.25%, 01/01/2019	565,835

		1,794,550

HAWAII - 2.9%
500,000	State of Hawaii Airports System 5.25%, 07/01/2024	587,200

ILLINOIS - 5.2%
500,000	City of Chicago, IL Motor Fuel Tax Insured: AGM 5.00%, 01/01/2031	529,730

Principal Amount ($)		Value ($)

ILLINOIS (continued)
460,000	Illinois Financing Authority 5.00%, 11/15/2027	519,450

		1,049,180

INDIANA - 2.8%
500,000	Indiana Municipal Power Agency 5.50%, 01/01/2027	561,465

KENTUCKY - 2.8%
500,000	Kentucky State Property & Building Commission Insured: AGC 5.25%, 02/01/2027	560,535

MAINE - 2.5%
425,000	Maine Health & Higher Educational Facilities Authority Insured: ST RES FD GTY 5.25%, 07/01/2021	495,724

MASSACHUSETTS - 2.9%
500,000	Massachusetts Water Resources Authority 5.00%, 08/01/2032	586,355

MISSOURI - 2.9%
500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/2021	582,100

NEW JERSEY - 5.6%
35,000	Atlantic County Improvement Authority Insured: NATL-RE 7.40%, 07/01/2016	36,860
500,000	New Jersey Economic Development Authority Insured: AGM 5.00%, 06/15/2029	540,200
500,000	New Jersey Educational Facilities Authority 5.00%, 06/15/2026	523,655
10,000	New Jersey State Turnpike Authority Insured: AMBAC-TCRS-BNY 6.50%, 01/01/2016	10,152

		1,110,867

NEW YORK - 3.3%
90,000	New York State Dormitory Authority 7.38%, 07/01/2016	94,786
500,000	New York State Urban Development Corp. 5.50%, 01/01/2019	570,490

		665,276

NORTH CAROLINA - 2.9%
500,000	City of Charlotte, NC 5.00%, 06/01/2023	579,620

OHIO - 2.7%
500,000	City of Cleveland, OH Airport System 5.00%, 01/01/2031	542,850

See accompanying Notes to Financial Statements.	41

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes (continued)

PENNSYLVANIA - 3.9%
190,000	City of Philadelphia, PA Gas Works Insured: NATL-RE 7.00%, 05/15/2020	218,850
500,000	Pennsylvania Turnpike Commission 5.00%, 12/01/2032	551,665

		770,515

SOUTH CAROLINA - 2.7%
500,000	Georgetown County School District, SC Insured: SCSDE 5.00%, 03/01/2018	550,055

TENNESSEE - 2.9%
500,000	County of Shelby, TN 5.00%, 03/01/2021	581,055

TEXAS - 1.5%
250,000	Texas Transportation Commission State Highway Fund 5.00%, 04/01/2023	303,278

	Total Municipal Bonds & Notes (Cost $15,543,191)	16,673,171

Shares

Cash Equivalents - 15.5%
3,105,285	State Street Institutional Liquid Reserves Fund	3,105,285

	Total Cash Equivalents (Cost $3,105,285)	3,105,285

Total Investments - 98.8%		19,778,456

(Cost $18,648,476)
Other Assets & Liabilities, Net - 1.2%		248,358

Net Assets - 100.0%		20,026,814

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect on September 30, 2015.

Glossary:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BNY	The Bank of New York Mellon Corp.
NATL-RE	National Public Finance Guarantee Corp.
SCSDE	South Carolina School State Department of Education
ST RES FD GTY	State Resource Fund Guaranty
TCRS	Temporary Custodial Receipts

42	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 77.8%

AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.1%
194,855	Federal National Mortgage Assoc. REMIC Series 2010-16, Class PA 4.50%, 02/25/2040	211,155

	Total Agency Collateralized Mortgage Obligations (Cost $200,209)	211,155

AGENCY MORTGAGE-BACKED SECURITIES - 17.5%
1,794,339	Federal Home Loan Mortgage Corp. 4.00%, 05/01/2044	1,928,737
311,668	5.00%, 06/01/2041	348,279
99,320	Federal National Mortgage Assoc. 2.04%, 06/01/2033 (a)	104,440
5,005,234	3.00%, 02/01/2043 - 06/01/2043 (b)	5,091,126
2,224,095	3.50%, 11/01/2042 - 02/01/2043 (b)	2,337,753
2,790,995	4.00%, 01/01/2041 - 03/01/2044 (b)	2,998,470
4,453,420	4.50%, 10/01/2039 - 04/01/2041 (b)	4,841,238
455,505	5.00%, 06/01/2041	513,251
107,699	5.50%, 01/01/2039	120,564
2,354,862	Government National Mortgage Assoc. 3.50%, 05/20/2043	2,475,099
2,576,312	4.00%, 01/20/2041 - 04/20/2043 (b)	2,769,454

	Total Agency Mortgage-Backed Securities (Cost $23,086,023)	23,528,411

ASSET-BACKED SECURITIES - 0.5%
332,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (c)	329,820
150,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	150,061
150,000	Ford Credit Auto Owner Trust Series 2012-A, Class C 2.40%, 11/15/2017	151,644

	Total Asset-Backed Securities (Cost $632,234)	631,525

CORPORATE BONDS & NOTES - 27.8%

AUTOMOBILES & COMPONENTS - 0.1%
147,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021	147,184

BANKS - 2.7%
495,000	Bank of America Corp. 2.00%, 01/11/2018	497,105
128,000	4.10%, 07/24/2023	133,212
280,000	Bank of America Corp., MTN 2.08%, 09/28/2020 (a)	286,865
311,000	4.00%, 04/01/2024	320,689
162,000	4.13%, 01/22/2024	169,651
455,000	Corp. Andina de Fomento 4.38%, 06/15/2022	495,290
250,000	People’s United Bank NA 4.00%, 07/15/2024	250,698
349,000	U.S. Bancorp 3.44%, 02/01/2016	351,984

Principal Amount ($)		Value ($)

BANKS (continued)
884,000	Wells Fargo & Co. 5.90%, 06/15/2024 (a)(d)(e)	886,210
230,000	Wells Fargo & Co., MTN 4.10%, 06/03/2026	232,330

		3,624,034

CAPITAL GOODS - 1.1%
750,000	Ares Capital Corp. 4.88%, 11/30/2018	775,420
96,000	Cargill, Inc. 6.00%, 11/27/2017 (c)	104,763
213,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (c)	202,883
228,000	Eaton Corp. 2.75%, 11/02/2022	222,249
206,000	Illinois Tool Works, Inc. 3.50%, 03/01/2024	210,938

		1,516,253

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
112,000	Catholic Health Initiatives 2.95%, 11/01/2022	110,819
747,000	Pitney Bowes, Inc. 4.63%, 03/15/2024	754,159

		864,978

CONSUMER DURABLES & APPAREL - 0.6%
500,000	Lennar Corp. 4.75%, 12/15/2017	515,937
307,000	Mattel, Inc. 2.35%, 05/06/2019	307,064

		823,001

DIVERSIFIED FINANCIALS - 6.6%
750,000	Ally Financial, Inc. 2.75%, 01/30/2017	746,167
395,000	American Express Credit Corp., MTN 1.13%, 06/05/2017	393,095
217,000	Citigroup, Inc. 1.75%, 05/01/2018	215,775
202,000	5.50%, 09/13/2025	220,137
150,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	143,625
128,000	3.88%, 11/01/2015	128,000
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (c)	150,278
200,000	Ford Motor Credit Co. LLC 5.88%, 08/02/2021	226,684
750,000	General Electric Capital Corp., MTN 0.59%, 05/13/2024 (a)	709,426
267,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018	270,578
311,000	2.63%, 01/31/2019	315,000
104,000	2.90%, 07/19/2018	106,742
247,000	4.00%, 03/03/2024	254,499
516,000	Goldman Sachs Group, Inc. (The), MTN 1.73%, 08/26/2020 (a)	516,557
219,000	Hyundai Capital America 2.13%, 10/02/2017 (c)	219,823

See accompanying Notes to Financial Statements.	43

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS (continued)
500,000	International Lease Finance Corp. 2.29%, 06/15/2016 (a)	498,750
296,000	JPMorgan Chase & Co. 5.00%, 07/01/2019 (a)(d)	288,230
208,000	Morgan Stanley 2.13%, 04/25/2018	209,303
147,000	4.75%, 03/22/2017	154,027
224,000	4.88%, 11/01/2022	239,013
133,000	5.00%, 11/24/2025	141,691
500,000	Morgan Stanley, MTN 1.54%, 01/16/2020 (a)	498,852
500,000	3.00%, 02/21/2020 (a)(f)	493,400
237,000	4.10%, 05/22/2023	240,262
1,000,000	UBS AG 5.13%, 05/15/2024	984,800
495,000	Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (c)	462,283

		8,826,997

ENERGY - 2.1%
90,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	95,524
125,000	Chesapeake Energy Corp. 3.25%, 03/15/2016 (e)	123,150
500,000	3.54%, 04/15/2019 (a)(e)	356,250
98,000	Continental Resources, Inc. 4.90%, 06/01/2044	70,288
259,000	Energy Transfer Partners LP 6.50%, 02/01/2042	238,381
73,000	Freeport-McMoran Oil & Gas LLC 6.50%, 11/15/2020	66,020
65,000	Kerr-McGee Corp. 6.95%, 07/01/2024	76,219
181,000	Kinder Morgan Energy Partners LP 3.50%, 09/01/2023	160,405
205,000	4.30%, 05/01/2024	187,479
514,000	Linn Energy LLC 6.25%, 11/01/2019	133,640
96,000	Newfield Exploration Co. 5.75%, 01/30/2022	93,600
146,000	Rowan Cos., Inc. 4.75%, 01/15/2024 (e)	107,121
120,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	111,900
214,000	Unit Corp. 6.63%, 05/15/2021	176,550
197,000	Williams Cos., Inc. (The) 4.55%, 06/24/2024	156,474
99,000	5.75%, 06/24/2044	68,569
317,000	Williams Partners LP 5.25%, 03/15/2020 (e)	338,233
211,000	WPX Energy, Inc. 5.25%, 01/15/2017 (e)	211,000

		2,770,803

Principal Amount ($)		Value ($)

FOOD & STAPLES RETAILING - 0.2%
279,000	Ingles Markets, Inc. 5.75%, 06/15/2023	288,068

FOOD, BEVERAGE & TOBACCO - 0.7%
108,000	Altria Group, Inc. 2.95%, 05/02/2023	105,019
108,000	4.50%, 05/02/2043	103,562
199,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022	190,596
210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	218,662
142,000	Diageo Investment Corp. 2.88%, 05/11/2022	140,679
112,000	JBS USA LLC 5.88%, 07/15/2024 (c)	105,280
111,000	Philip Morris International, Inc. 4.13%, 03/04/2043	105,467

		969,265

HEALTHCARE EQUIPMENT & SERVICES - 0.5%
207,000	Anthem, Inc. 3.30%, 01/15/2023	205,174
395,000	Express Scripts Holding Co. 2.25%, 06/15/2019	394,106
114,000	HCA, Inc. 6.50%, 02/15/2020	124,545

		723,825

INSURANCE - 1.9%
119,000	Allstate Corp. (The) 5.75%, 08/15/2053 (a)	123,430
167,000	American International Group, Inc. 3.38%, 08/15/2020	174,473
750,000	Assured Guaranty US Holdings, Inc. 5.00%, 07/01/2024 (e)	781,389
224,000	Berkshire Hathaway, Inc. 4.50%, 02/11/2043	223,737
253,000	Five Corners Funding Trust 4.42%, 11/15/2023 (c)	265,069
103,000	Genworth Holdings, Inc. 4.80%, 02/15/2024 (e)	77,507
101,000	7.70%, 06/15/2020 (e)	102,262
500,000	8.63%, 12/15/2016	523,500
221,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (c)	228,938

		2,500,305

MATERIALS - 0.3%
257,000	Hexion, Inc. 6.63%, 04/15/2020	219,735
208,000	Huntsman International LLC 4.88%, 11/15/2020 (e)	181,771

		401,506

MEDIA - 1.6%
205,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (c)	181,297
103,000	Comcast Corp. 4.75%, 03/01/2044	107,726

44	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

MEDIA (continued)
156,000	DIRECTV Holdings LLC 4.45%, 04/01/2024	160,304
336,000	5.15%, 03/15/2042	316,837
238,000	Omnicom Group, Inc. 3.63%, 05/01/2022	241,166
750,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	794,057
189,000	5.88%, 11/15/2040	180,470
168,000	Time Warner, Inc. 5.35%, 12/15/2043	177,408

		2,159,265

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.0%
203,000	AbbVie, Inc. 1.75%, 11/06/2017	203,707
143,000	2.00%, 11/06/2018	143,653
205,000	Celgene Corp. 3.63%, 05/15/2024	204,485
187,000	Endo Finance LLC & Endo Finco, Inc. 5.38%, 01/15/2023 (c)	180,221
209,000	Gilead Sciences, Inc. 3.70%, 04/01/2024	214,090
97,000	Mylan, Inc. 5.40%, 11/29/2043	96,245
153,000	Novartis Capital Corp. 4.40%, 05/06/2044	164,982
124,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (c)	123,613

		1,330,996

REAL ESTATE - 1.4%
148,000	American Campus Communities Operating Partnership LP 4.13%, 07/01/2024	149,049
220,000	American Tower Corp. 3.40%, 02/15/2019	226,642
139,000	Corporate Office Properties LP 3.60%, 05/15/2023	130,628
610,000	Hospitality Properties Trust 4.50%, 06/15/2023	609,872
164,000	National Retail Properties, Inc. 3.90%, 06/15/2024	165,025
500,000	Potlatch Corp. 7.50%, 11/01/2019	557,500

		1,838,716

RETAILING - 0.6%
98,000	Bed Bath & Beyond, Inc. 3.75%, 08/01/2024	99,049
29,000	4.92%, 08/01/2034	27,650
311,000	Glencore Funding LLC 2.50%, 01/15/2019 (c)	265,329
157,000	4.13%, 05/30/2023 (c)	123,732
108,000	Home Depot, Inc. (The) 4.88%, 02/15/2044	120,146

Principal Amount ($)		Value ($)

RETAILING (continued)
227,000	Target Corp. 3.50%, 07/01/2024 (e)	237,246

		873,152

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
105,000	Xilinx, Inc. 2.13%, 03/15/2019	105,140

SOFTWARE & SERVICES - 0.9%
750,000	eBay, Inc. 2.20%, 08/01/2019	741,402
310,000	International Business Machines Corp. 3.63%, 02/12/2024 (e)	319,786
154,000	Oracle Corp. 3.63%, 07/15/2023	160,433

		1,221,621

TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
308,000	Apple, Inc. 2.85%, 05/06/2021	316,123
520,000	Hewlett-Packard Co. 2.75%, 01/14/2019	528,590
750,000	Lexmark International, Inc. 5.13%, 03/15/2020	784,096
500,000	Motorola Solutions, Inc. 3.50%, 03/01/2023	451,322
230,000	Seagate HDD Cayman 4.75%, 01/01/2025	221,197

		2,301,328

TELECOMMUNICATION SERVICES - 1.6%
262,000	AT&T, Inc. 2.38%, 11/27/2018	264,984
96,000	Frontier Communications Corp. 7.13%, 03/15/2019 (e)	94,736
283,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	304,918
139,000	L-3 Communications Corp. 1.50%, 05/28/2017	137,785
154,000	3.95%, 05/28/2024	147,898
119,000	Sprint Corp. 7.25%, 09/15/2021	97,729
494,000	Verizon Communications, Inc. 1.35%, 06/09/2017	493,512
216,000	5.15%, 09/15/2023	239,006
150,000	6.55%, 09/15/2043	177,835
215,000	Windstream Services LLC 6.38%, 08/01/2023 (e)	155,735

		2,114,138

TRANSPORTATION - 0.2%
246,000	Ryder System, Inc., MTN 2.45%, 09/03/2019	246,976

UTILITIES - 1.3%
103,000	CMS Energy Corp. 4.88%, 03/01/2044	107,371
276,000	Dominion Resources, Inc. 1.95%, 08/15/2016	277,929

See accompanying Notes to Financial Statements.	45

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

UTILITIES (continued)
146,000	Duke Energy Corp. 3.75%, 04/15/2024	150,578
215,000	Eversource Energy 1.45%, 05/01/2018	213,423
111,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	121,899
142,000	PacifiCorp 6.25%, 10/15/2037	181,246
126,000	PPL Capital Funding, Inc. 5.00%, 03/15/2044	132,273
324,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	313,225
259,000	Southern Co. (The) 2.45%, 09/01/2018	262,053

		1,759,997

	Total Corporate Bonds & Notes (Cost $38,470,038)	37,407,548

FOREIGN CORPORATE BONDS & NOTES - 7.5%

BANKS - 1.9%
500,000	Bank of Nova Scotia (The), MTN 0.58%, 08/28/2019 (a)	503,104
200,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.30%, 03/10/2019 (c)	200,609
294,000	Commonwealth Bank of Australia 0.75%, 01/15/2016 (c)(e)	293,970
200,000	Intesa Sanpaolo SpA 5.02%, 06/26/2024 (c)	197,704
394,000	Macquarie Bank, Ltd. 2.60%, 06/24/2019 (c)	396,475
249,000	Mizuho Bank, Ltd. 2.45%, 04/16/2019 (c)	250,903
441,000	Royal Bank of Canada 1.20%, 09/19/2017 (e)	441,252
240,000	Standard Chartered PLC 5.70%, 03/26/2044 (c)	232,519

		2,516,536

CAPITAL GOODS - 0.7%
200,000	Ardagh Packaging Finance PLC 3.34%, 12/15/2019 (a)(c)	193,500
750,000	BlackRock Capital Investment Corp. 5.50%, 02/15/2018	774,844

		968,344

CONSUMER SERVICES - 0.1%
117,000	NCL Corp., Ltd. 5.00%, 02/15/2018	119,048

DIVERSIFIED FINANCIALS - 0.9%
400,000	Credit Suisse AG 2.60%, 05/27/2016 (c)	404,474
304,000	Invesco Finance PLC 3.13%, 11/30/2022	308,449

Principal Amount ($)		Value ($)

DIVERSIFIED FINANCIALS (continued)
500,000	Prospect Capital Corp. 5.50%, 08/15/2016	510,000

		1,222,923

ENERGY - 1.9%
108,000	BP Capital Markets PLC 1.38%, 05/10/2018	107,275
207,000	3.81%, 02/10/2024	211,615
205,000	CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/2024	207,227
137,000	Korea National Oil Corp. 2.88%, 11/09/2015 (c)	137,297
138,000	Nexen, Inc. 6.40%, 05/15/2037	163,322
493,000	Petrobras Global Finance BV 2.43%, 01/15/2019 (a)	341,402
286,000	3.50%, 02/06/2017	255,255
201,000	5.38%, 01/27/2021	146,730
95,000	Petroleos Mexicanos 3.50%, 07/18/2018	96,283
325,000	Shell International Finance BV 3.40%, 08/12/2023	332,657
319,000	Statoil ASA 3.70%, 03/01/2024 (e)	328,426
106,000	4.80%, 11/08/2043	113,270
91,000	Talisman Energy, Inc. 6.25%, 02/01/2038	77,820
95,000	Weatherford International, Ltd. 5.95%, 04/15/2042 (e)	66,223

		2,584,802

FOOD, BEVERAGE & TOBACCO - 0.2%
217,000	Diageo Capital PLC 1.13%, 04/29/2018	215,811

INSURANCE - 0.1%
100,000	XLIT, Ltd. 5.25%, 12/15/2043	106,441

MATERIALS - 0.4%
205,000	Agrium, Inc. 4.90%, 06/01/2043	200,788
103,000	Kinross Gold Corp. 5.95%, 03/15/2024	83,833
192,000	Teck Resources, Ltd. 3.75%, 02/01/2023 (e)	117,291
109,000	5.40%, 02/01/2043	60,099
157,000	Yamana Gold, Inc. 4.95%, 07/15/2024	140,528

		602,539

MEDIA - 0.1%
208,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (c)	206,960

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
237,000	Actavis Funding SCS 1.30%, 06/15/2017	234,954
197,000	3.85%, 06/15/2024	193,322
99,000	4.85%, 06/15/2044	90,565

46	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (continued)
213,000	Perrigo Co. PLC 2.30%, 11/08/2018	210,848
151,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018 (c)	153,926

		883,615

SOFTWARE & SERVICES - 0.1%
109,000	Tencent Holdings, Ltd. 3.38%, 05/02/2019 (c)	110,912

TELECOMMUNICATION SERVICES - 0.4%
295,000	America Movil SAB de CV 5.00%, 03/30/2020	322,966
200,000	Telecom Italia SpA 5.30%, 05/30/2024 (c)	196,250

		519,216

	Total Foreign Corporate Bonds & Notes (Cost $10,500,562)	10,057,147

MUNICIPAL BONDS & NOTES - 2.0%
750,000	Industry Public Facilities Authority of California 5.75%, 01/01/2024	750,855
720,000	New York State Dormitory Authority 5.00%, 01/01/2024	722,246
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	309,958
300,000	San Francisco City & County Redevelopment Agency 8.26%, 08/01/2029	381,153
470,000	Stanton Redevelopment Agency 8.63%, 12/01/2025	586,222

	Total Municipal Bonds & Notes (Cost $2,725,907)	2,750,434

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 3.9%
465,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (a)	482,429
300,000	Series 2006-4, Class AM 5.68%, 07/10/2046	309,744
21,404	Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6, Class A4 5.32%, 09/10/2047 (a)	21,382
49,770	Series 2005-1, Class AJ 5.52%, 11/10/2042 (a)	49,727
110,000	Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22, Class AJ 5.80%, 04/12/2038 (a)	111,987
230,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (a)	247,863

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
120,000	Commercial Mortgage Pass-Through Certificates Series 2014-CR14, Class AM 4.53%, 02/10/2047 (a)	132,089
100,000	Series 2013-LC13, Class AM 4.56%, 08/10/2046 (a)(c)	110,563
355,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1, Class AJ 5.65%, 02/15/2039 (a)	357,470
109,764	GS Mortgage Securities Trust Series 2011-GC5, Class A2 3.00%, 08/10/2044	111,074
205,000	Series 2014, Class C 3.79%, 01/10/2031 (c)	208,495
105,000	Series 2014-GC20, Class AS 4.26%, 04/10/2047	112,102
100,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AM 5.44%, 05/15/2045	102,791
206,855	Series 2007-CB18, Class A4 5.44%, 06/12/2047	214,435
100,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class C 4.97%, 02/15/2047 (a)	103,587
153,000	Series 2013-C17, Class C 5.05%, 01/15/2047 (a)	159,544
44,976	LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.16%, 02/15/2031	45,052
250,000	Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (c)	265,571
220,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (a)	233,702
300,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (a)	309,617
210,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class AS 4.22%, 07/15/2046 (a)	224,593
191,000	Series 2013-C10, Class C 4.22%, 07/15/2046 (a)	191,079
40,688	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (a)	40,961
10,547	Series 2006-T21, Class A4 5.16%, 10/12/2052 (a)	10,536
100,000	Series 2012-C4, Class B 5.21%, 03/15/2045 (a)(c)	110,619
170,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (a)	170,956
230,000	Series 2007-IQ16, Class AMA 6.27%, 12/12/2049 (a)	245,709
115,000	WF-RBS Commercial Mortgage Trust Series 2013-C17, Class AS 4.26%, 12/15/2046	123,679

See accompanying Notes to Financial Statements.	47

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
263,000	Series 2014-LC14, Class AS 4.35%, 03/15/2047 (a)	283,941
140,000	Series 2014-C19, Class B 4.72%, 03/15/2047 (a)	149,929

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $5,314,756)	5,241,226

SOVEREIGN BONDS - 0.9%
200,000	Brazilian Government International Bond 4.25%, 01/07/2025 (e)	175,250
226,000	Chile Government International Bond 3.63%, 10/30/2042	193,795
200,000	Colombia Government International Bond 2.63%, 03/15/2023	178,300
372,000	Korea Development Bank (The) 3.25%, 03/09/2016	375,596
210,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	192,150
133,000	Turkey Government International Bond 3.25%, 03/23/2023	118,687

	Total Sovereign Bonds (Cost $1,331,849)	1,233,778

U.S. GOVERNMENT AGENCIES - 17.6%
2,000,000	Federal Farm Credit Bank 2.02%, 03/01/2021	2,002,992
5,580,000	2.25%, 12/01/2020	5,591,997
1,500,000	Federal Home Loan Bank 1.00%, 02/18/2022 (g)	1,501,482
895,000	1.25%, 04/16/2020 (g)	895,340
2,000,000	1.25%, 04/17/2020	2,000,890
1,000,000	1.25%, 12/11/2020 (g)	1,001,160
1,750,000	1.50%, 08/19/2022 (g)	1,750,200
1,415,000	1.75%, 11/15/2024 (g)	1,401,123
2,410,000	Federal Home Loan Mortgage Corp., MTN 1.00%, 07/30/2020 (g)	2,411,232
1,200,000	1.10%, 07/27/2020 (g)	1,200,860
1,925,000	1.15%, 05/27/2020 (g)	1,927,868
2,000,000	1.25%, 09/30/2020	1,997,930

	Total U.S. Government Agencies (Cost $23,671,590)	23,683,074

	Total Bonds & Notes (Cost $105,933,168)	104,744,298

Shares

Domestic Equity - 3.8%

COMMON STOCKS - 1.7%

REAL ESTATE INVESTMENT TRUST - 1.7%
95,000	Chambers Street Properties, REIT (e)	616,550
33,500	Rexford Industrial Realty, Inc., REIT (e)	461,965

Shares		Value ($)

REAL ESTATE INVESTMENT TRUST (continued)
158,000	VEREIT, Inc., REIT (e)	1,219,760

	Total Common Stocks (Cost $3,008,514)	2,298,275

PREFERRED STOCKS - 2.1%

BANKS - 1.7%
30,000	Countrywide Capital V	770,100
22,109	First Republic Bank (e)	606,229
30,000	First Republic Bank, Series A (e)	771,900
6,572	Wells Fargo & Co.	168,654

		2,316,883

DIVERSIFIED FINANCIALS - 0.2%
10,842	Ally Financial, Inc., Series A	281,133

REAL ESTATE - 0.2%
7,565	PS Business Parks, Inc., Series S	191,924

	Total Preferred Stocks (Cost $2,760,351)	2,789,940

	Total Domestic Equity (Cost $5,768,865)	5,088,215

Registered Investment Companies – 11.8%
51,797	BlackRock Build America Bond Trust	1,045,263
67,030	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	1,484,715
32,616	DoubleLine Opportunistic Credit Fund	811,486
9	Flaherty & Crumrine Dynamic Preferred & Income Fund, Inc.	201
44,427	Nuveen Build America Bond Fund	872,991
140,000	Nuveen Credit Strategies Income Fund	1,117,200
46,950	PCM Fund, Inc.	445,556
59,400	PIMCO Corporate & Income Opportunity Fund	790,020
79,000	PIMCO Dynamic Credit Income Fund	1,443,330
25,000	PIMCO Dynamic Income Fund	720,000
6,578,469	State Street Navigator Prime Securities Lending Portfolio (h)	6,578,469
32,527	Templeton Emerging Markets Income Fund (e)	315,187
21,342	Western Asset Emerging Markets Debt Fund, Inc.	284,275

	Total Registered Investment Companies (Cost $16,778,441)	15,908,693

Cash Equivalents - 10.9%
14,731,108	State Street Institutional Liquid Reserves Fund	14,731,108

	Total Cash Equivalents (Cost $14,731,108)	14,731,108

Total Investments - 104.3%		140,472,314

(Cost $143,211,582)
Other Assets & Liabilities, Net - (4.3)%		(5,842,244)

Net Assets - 100.0%		134,630,070

48	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2015	Highland Fixed Income Fund

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2015.
(b)	Securities are grouped by coupon and represent a range of maturities.
(c)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2015, these securities amounted to $6,614,076 or 4.9% of net assets.
(d)	Perpetual maturity. Maturity date presented represents the next call date.
(e)	Securities (or a portion of securities) on loan. As of September 30, 2015, the market value of securities loaned was $6,671,309. The loaned securities were secured with cash and securities collateral of $6,827,912. Collateral is calculated based on prior day’s prices. See Note 4.
(f)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $493,400, or 0.4% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2015.
(g)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2015 and will reset at a future date.
(h)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

MTN	Medium-Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.	49

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2015

	Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)
Assets
Unaffiliated investments, at value(a)	2,252,180,967	15,104,252	231,345,332
Affiliated investments, at value (Note 10)	62,354,602	—	—

Total investments, at value	2,314,535,569	15,104,252	231,345,332
Cash equivalents (Note 2)	601,758	385,584	6,375,195
Cash	—	—	2,067
Restricted cash — written options (Note 2)	7,347,255	—	—
Foreign currency	1,361	—	—
Receivable for:
Investments sold	135,857,572	—	456,728
Dividends and interest	17,734,505	33,812	152,576
Fund shares sold	8,750,320	58,040	672,546
Prepaid expenses and other assets	77,473	28,738	18,136
Variation margin on futures contracts	—	—	33,762

Total assets	2,484,905,813	15,610,426	239,056,342

Liabilities
Due to custodian	9,994,200	—	—
Due to broker	340,685,484	—	—
Securities sold short, at value (Notes 2 and 8)	121,268,727	—	—
Written options contracts, at value (Note 3)	57,153,545	—	—

Payable for:
Upon receipt of securities loaned (Note 4)	116,912,647	3,320,444	13,189,050
Distributions to shareholders	7,010,399	44	—
Investments purchased	222,958,878	—	810,398
Fund shares redeemed	20,556,263	8,804	350,731
Investment advisory and administration fees (Note 7)	562,783	2,496	113,478
Trustees’ fees	—	2	—
Distribution and shareholder service fees (Note 7)	41,502	173	5,010
Transfer agent fees	379,116	2,014	41,184
Interest expense (Note 6)	5,254	—	—
Commitment fee payable (Note 6)	26,379	205	3,214
Accrued expenses and other liabilities	477,097	8,915	90,540

Total liabilities	898,032,274	3,343,097	14,603,605

Net Assets	1,586,873,539	12,267,329	224,452,737

Net Assets Consist of:
Par value (Note 1)	182,377	978	7,036
Paid-in capital	2,027,674,240	9,850,668	149,250,957
Accumulated net investment income (loss)	(32,232,800)	20,415	240,780
Accumulated net realized gain (loss) from investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	(3,174,761)	2,906,208	16,312,689
Net unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	(405,575,517)	(510,940)	58,641,275

Net Assets	1,586,873,539	12,267,329	224,452,737

Unaffiliated investments, at cost	2,621,419,915	15,615,135	172,660,159
Affiliated investments, at cost (Note 10)	78,472,671	—	—
Cash equivalents, at cost (Note 2)	601,758	385,584	6,375,195
Foreign currency, at cost	1,401	—	—
Proceeds from securities sold short	131,413,003	—	—
Written option premiums received	26,846,076	—	—
(a) Includes market value of securities on loan:	119,842,474	3,430,692	13,140,208

50	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

45,600,971	82,668,639	16,673,171	125,741,206
—	—	—	—

45,600,971	82,668,639	16,673,171	125,741,206
587,353	7,410,983	3,105,285	14,731,108
—	—	8	44
—	—	—	—
—	806	—	—

—	1,472,575	—	—
33,130	306,148	224,899	809,247
18,310	97,533	39,778	252,740
25,600	27,006	22,701	28,436
—	6	—	1

46,265,364	91,983,696	20,065,842	141,562,782

—	111,196	—	—
—	—	—	—
—	—	—	—
—	—	—	—

9,981,551	16,009,545	—	6,578,469
—	—	14,484	36,504
—	2,452,917	—	—
22,305	24,783	1,121	173,154
10,379	30,479	3,280	33,286
—	—	—	—
849	1,723	467	2,901
11,686	17,485	2,516	30,745
—	—	—	—
597	958	266	1,886
20,518	39,216	16,894	75,767

10,047,885	18,688,302	39,028	6,932,712

36,217,479	73,295,394	20,026,814	134,630,070

2,838	3,356	1,674	10,699
30,142,063	71,106,822	18,240,874	139,585,676
19,762	970,057	51,648	(36,504)
4,915,767	7,262,058	602,638	(2,190,533)
1,137,049	(6,046,899)	1,129,980	(2,739,268)

36,217,479	73,295,394	20,026,814	134,630,070

44,463,922	88,712,306	15,543,191	128,480,474
—	—	—	—
587,353	7,410,983	3,105,285	14,731,108
—	813	—	—
—	—	—	—
—	—	—	—
10,216,223	16,961,518	—	6,671,309

See accompanying Notes to Financial Statements.	51

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2015

	Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)
Class A:
Net assets	419,110,518	2,376,164	169,434,133
Shares outstanding ($0.001 par value; unlimited shares authorized)	50,193,914	181,296	5,242,384

Net asset value per share(a)(b)	8.35	13.11	32.32

Maximum offering price per share(c)	8.86	13.91	34.29

Class C:
Net assets	391,754,321	1,300,877	19,095,931
Shares outstanding ($0.001 par value; unlimited shares authorized)	52,586,699	104,793	713,702

Net asset value and offering price per share(a)	7.45	12.41	26.76

Class R:
Net assets	771,214	—	402,322
Shares outstanding ($0.001 par value; unlimited shares authorized)	90,904	—	12,659

Net asset value, offering and redemption price per share	8.48	—	31.78

Class Y:
Net assets	775,237,486	8,590,288	35,520,351
Shares outstanding ($0.001 par value; unlimited shares authorized)	79,505,385	691,800	1,066,972

Net asset value, offering and redemption price per share	9.75	12.42	33.29

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)

The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

52	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

29,764,635	59,307,189	18,434,837	126,892,003
2,295,909	2,696,487	1,543,319	10,084,493

12.96	21.99	11.94	12.58

13.75	23.33	12.47	13.14

2,872,645	6,292,040	1,165,696	3,697,314
284,095	314,159	97,643	293,471

10.11	20.03	11.94	12.60

1,415	1,168	—	11,993
111	53	—	953

12.76	22.04	—	12.58

3,578,784	7,694,997	426,281	4,028,760
258,145	344,811	32,976	320,415

13.86	22.32	12.93	12.57

See accompanying Notes to Financial Statements.	53

STATEMENTS OF OPERATIONS

For the year ended September 30, 2015

	Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	18,774,103	541,670	2,921,460
Dividends from affiliated issuers (Note 10)	261,005	—	—
Less: Foreign taxes withheld	(22,311)	(8,009)	—
Securities lending income (Note 4)	3,484,869	7,862	18,082
Interest from unaffiliated issuers	36,983,536	238	6,165

Total Income	59,481,202	541,761	2,945,707

Expenses:
Investment advisory (Note 7)	6,261,110	180,505	1,410,334
Administration fees (Note 7)	—	36,101	—
Distribution and shareholder service fees: (Note 7)
Class A	1,336,702	14,399	449,233
Class C	3,421,667	19,060	190,839
Class R	4,436	—	1,273
Transfer agent fees	1,531,544	12,559	230,323
Trustees’ fees (Note 7)	200,428	2,074	27,359
Accounting services fees	665,141	15,773	86,786
Audit fees	340,354	3,970	49,218
Legal fees	823,150	9,173	110,394
Registration fees	135,815	53,754	52,362
Insurance	138,398	3,890	34,278
Reports to shareholders	224,767	2,804	42,169
Interest expense (Note 6)	121,835	790	—
Commitment fees-credit agreement (Note 6)	83,781	911	11,810
Dividends and fees on securities sold short (Note 2)	455,291	—	—
Other	59,709	5,553	8,549

Total operating expenses before waiver and reimbursement (Note 7)	15,804,128	361,316	2,704,927
Less: Expenses waived or borne by the adviser and administrator	—	(142,597)	—

Net operating expenses	15,804,128	218,719	2,704,927

Net investment income	43,677,074	323,042	240,780

Net Realized and Unrealized Gain (Loss) on Investments Realized gain (loss) on:
Investments from unaffiliated issuers	(22,592,462)	3,011,411	18,749,316
Investments from affiliated issuers (Note 10)	(71,725)	—	—
Securities sold short (Note 2)	1,584,623	—	—
Written options contracts (Note 3)	13,016,150	—	—
Futures contracts (Note 3)	3,047,255	—	(221,311)
Foreign currency related transactions	(1,153,732)	(7)	—
Change in unrealized appreciation (depreciation) on:
Investments	(387,612,459)	(4,099,017)	(21,951,152)
Securities sold short (Note 2)	10,144,276	—	—
Written options contracts (Note 3)	(28,253,582)	—	—
Futures contracts (Note 3)	—	—	(56,041)
Foreign currency related translations	(13,670)	(57)	—

Net realized and unrealized loss on investments	(411,905,326)	(1,087,670)	(3,479,188)

Total increase (decrease) in net assets resulting from operations	(368,228,252)	(764,628)	(3,238,408)

54	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

490,944	1,653,882	—	989,096
—	—	—	—
(930)	(25,369)	—	—
37,362	37,215	—	19,309
663	370,788	661,885	3,240,017

528,039	2,036,516	661,885	4,248,422

401,824	367,985	76,365	430,610
—	—	—	—

86,415	164,947	51,208	346,229
31,232	56,458	11,116	38,684
8	7	—	36
57,359	89,939	17,469	161,723
4,627	7,855	2,138	14,557
32,468	110,966	21,901	94,981
8,785	15,248	4,514	29,708
18,704	33,240	10,044	63,434
51,378	45,344	25,056	34,377
6,348	12,006	4,425	23,219
10,187	7,638	5,124	20,263
—	—	1,560	—
2,166	3,622	1,062	7,199
—	—	—	—
4,338	3,874	3,235	7,050

715,839	919,129	235,217	1,272,070
(193,129)	—	(25,890)	—

522,710	919,129	209,327	1,272,070

5,329	1,117,387	452,558	2,976,352

5,235,431	8,091,400	1,223,843	1,967,552
—	—	—	—
—	—	—	—
—	—	—	—
—	(110,949)	—	—
—	(66,512)	—	—

(5,956,678)	(12,801,831)	(1,280,397)	(3,761,421)
—	—	—	—
—	—	—	—
—	86,687	—	—
—	(1,054)	—	—

(721,247)	(4,802,259)	(56,554)	(1,793,869)

(715,918)	(3,684,872)	396,004	1,182,483

See accompanying Notes to Financial Statements.	55

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Global Allocation Fund		Highland Dividend Equity Fund

	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	43,677,074	6,337,732	323,042	407,761
Net realized gain (loss) on investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	(6,169,891)	46,477,597	3,011,404	633,578
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	(405,735,435)	(2,980,855)	(4,099,074)	871,245

Net increase (decrease) from operations	(368,228,252)	49,834,474	(764,628)	1,912,584

Distributions to shareholders from:
Net investment income
Class A	(22,436,035)	(5,065,564)	(57,733)	(82,638)
Class B(a)	—	(84)	—	—
Class C	(15,657,199)	(698,005)	(16,452)	(24,441)
Class R	(38,382)	(2,451)	—	—
Class Y	(30,496,073)	(1,443,408)	(226,661)	(290,580)
Net realized gains
Class A	(18,122,978)	(7,861,250)	(158,276)	(63,397)
Class B(a)	—	(620)	—	—
Class C	(7,574,601)	(270,296)	(67,831)	(36,581)
Class R	(23,582)	(170)	—	—
Class Y	(10,274,618)	(73,810)	(512,122)	(193,027)

Total distributions	(104,623,468)	(15,415,658)	(1,039,075)	(690,664)

Increase (decrease) in net assets from operations and distributions	(472,851,720)	34,418,816	(1,803,703)	1,221,920

Share transactions:
Proceeds from sale of shares
Class A	355,234,435	263,620,330	396,718	4,243,794
Class C	405,941,487	150,015,005	205,225	1,226,943
Class R	1,045,392	703,481	—	—
Class Y	1,112,187,228	275,809,219	881,306	4,026,966
Value of distributions reinvested
Class A	37,324,754	12,127,252	202,661	102,676
Class B(a)	—	704	—	—
Class C	14,679,548	616,444	81,697	58,136
Class R	61,964	2,414	—	—
Class Y	24,590,099	710,656	737,742	375,743
Cost of shares redeemed
Class A	(336,968,759)	(41,202,452)	(3,743,708)	(2,152,427)
Class B(a)	—	(17,813)	—	—
Class C	(64,660,769)	(3,879,181)	(1,064,673)	(1,147,867)
Class R	(784,432)	(347)	—	—
Class Y	(372,484,500)	(30,307,850)	(7,760,926)	(1,928,565)
Redemption fees (Note 2)	—	—	—	171

Net increase (decrease) from shares transactions	1,176,166,447	628,197,862	(10,063,958)	4,805,570

Total increase (decrease) in net assets	703,314,727	662,616,678	(11,867,661)	6,027,490
Net Assets
Beginning of period	883,558,812	220,942,134	24,134,990	18,107,500

End of period	1,586,873,539	883,558,812	12,267,329	24,134,990

Accumulated net investment income (loss)	(32,232,800)	(985,219)	20,415	(6,842)

(a)	Class B Shares liquidated on January 31, 2014.

56	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Premier Growth Equity Fund		Highland Small-Cap Equity Fund		Highland Total Return Fund

Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)

240,780	297,894	5,329	(132,809)	1,117,387	722,018

18,528,005	15,474,113	5,235,431	4,716,269	7,913,939	6,325,356

(22,007,193)	18,827,704	(5,956,678)	(1,734,159)	(12,716,198)	(1,138,004)

(3,238,408)	34,599,711	(715,918)	2,849,301	(3,684,872)	5,909,370

—	(183,219)	—	—	(701,201)	(657,649)
—	—	—	—	—	(537)
—	—	—	—	(55,119)	(24,485)
—	—	—	—	(12)	(9)
—	(97,960)	—	—	(5,877)	(3,726)

(11,788,161)	(8,779,847)	(3,927,776)	(2,500,608)	(3,338,589)	—
—	(6,218)	—	(10,091)	—	—
(1,387,114)	(983,654)	(416,112)	(277,003)	(305,361)	—
(10,202)	(23,611)	(166)	(97)	(61)	—
(2,335,115)	(1,670,489)	(210,968)	(106,727)	(26,508)	—

(15,520,592)	(11,744,998)	(4,555,022)	(2,894,526)	(4,432,728)	(686,406)

(18,759,000)	22,854,713	(5,270,940)	(45,225)	(8,117,600)	5,222,964

33,515,248	20,414,751	5,978,344	2,230,272	1,388,612	2,113,358
6,951,148	2,451,860	791,877	249,121	2,053,612	457,549
359,001	101,849	—	—	—	—
13,993,837	3,942,662	6,765,875	438,091	8,632,058	197,296

11,299,144	8,476,522	3,835,382	2,408,084	3,688,771	580,742
—	6,218	—	6,025	—	419
1,305,541	898,201	393,220	257,874	195,514	13,112
10,202	23,611	166	97	73	9
2,008,943	1,513,069	189,733	94,104	13,595	2,305

(28,675,606)	(20,600,090)	(9,160,028)	(6,940,434)	(7,999,452)	(9,922,221)
—	(96,612)	—	(124,259)	—	(135,238)
(3,496,204)	(2,124,308)	(1,006,595)	(708,484)	(961,779)	(1,186,885)
(69,000)	(400,998)	—	—	—	—
(8,644,935)	(4,602,239)	(4,856,894)	(329,071)	(754,150)	(167,076)
—	—	—	—	—	—

28,557,319	10,004,496	2,931,080	(2,418,580)	6,256,854	(8,046,630)

9,798,319	32,859,209	(2,339,860)	(2,463,805)	(1,860,746)	(2,823,666)

214,654,418	181,795,209	38,557,339	41,021,144	75,156,140	77,979,806

224,452,737	214,654,418	36,217,479	38,557,339	73,295,394	75,156,140

240,780	(14,172)	19,762	—	970,057	713,476

See accompanying Notes to Financial Statements.	57

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Tax-Exempt Fund		Highland Fixed Income Fund

	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)
Decrease in Net Assets
Operations:
Net investment income	452,558	813,472	2,976,352	2,950,812
Net realized gain (loss) on investments	1,223,843	137,423	1,967,552	(842,795)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,280,397)	964,606	(3,761,421)	3,253,411

Net increase (decrease) from operations	396,004	1,915,501	1,182,483	5,361,428

Distributions to shareholders from:
Net investment income
Class A	(431,970)	(788,762)	(2,903,144)	(2,890,333)
Class B(a)	—	—	—	(252)
Class C	(15,270)	(19,101)	(52,516)	(34,309)
Class R	—	—	(137)	(37)
Class Y	(5,372)	(5,592)	(28,741)	(3,560)
Net realized gains
Class A	(233,459)	—	—	—
Class B	—	—	—	—
Class C	(11,316)	—	—	—
Class R	—	—	—	—
Class Y	(1,716)	—	—	—
Return of Capital
Class A	—	—	(290,997)	(176,499)
Class B(a)	—	—	—	(16)
Class C	—	—	(8,128)	(2,095)
Class R	—	—	(15)	(2)
Class Y	—	—	(2,457)	(217)

Total distributions	(699,103)	(813,455)	(3,286,135)	(3,107,320)

Increase (decrease) in net assets from operations and distributions	(303,099)	1,102,046	(2,103,652)	2,254,108

Share transactions:
Proceeds from sale of shares
Class A	5,600,317	357,169	6,738,623	1,630,026
Class C	500,317	45,209	2,873,644	797,461
Class R	—	—	10,000	—
Class Y	322,496	1,069	4,401,420	131,643
Value of distributions reinvested
Class A	483,951	499,049	2,792,691	2,638,648
Class B(a)	—	—	—	105
Class C	13,231	11,202	39,981	26,209
Class R	—	—	152	39
Class Y	4,599	2,393	25,302	2,011
Cost of shares redeemed
Class A	(14,512,379)	(5,158,034)	(25,491,904)	(23,319,119)
Class B(a)	—	—	—	(63,862)
Class C	(256,931)	(166,081)	(2,238,620)	(876,691)
Class R	—	—	—	—
Class Y	(66,683)	(108,808)	(562,354)	(72,078)

Net decrease from shares transactions	(7,911,082)	(4,516,832)	(11,411,065)	(19,105,608)

Total decrease in net assets	(8,214,181)	(3,414,786)	(13,514,717)	(16,851,500)
Net Assets
Beginning of period	28,240,995	31,655,781	148,144,787	164,996,287

End of period	20,026,814	28,240,995	134,630,070	148,144,787

Accumulated net investment income (loss)	51,648	51,702	(36,504)	(27,597)

(a)	Class B Shares liquidated on January 31, 2014.

58	See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY — SHARES

	Highland Global Allocation Fund		Highland Dividend Equity Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Class A:
Shares sold	33,212,734	24,784,532	26,747	288,227
Issued for distribution reinvested	3,680,615	1,227,948	13,800	6,964
Shares redeemed	(32,458,062)	(4,011,357)	(259,052)	(144,303)

Net increase (decrease) in fund shares	4,435,287	22,001,123	(218,505)	150,888

Class B:(a)
Issued for distribution reinvested	—	78	—	—
Shares redeemed	—	(1,907)	—	—

Net (decrease) in fund shares	—	(1,829)	—	—

Class C:
Shares sold	42,225,271	15,693,763	14,810	88,431
Issued for distribution reinvested	1,669,107	66,675	5,868	4,183
Shares redeemed	(7,254,262)	(411,753)	(77,625)	(81,479)

Net increase (decrease) in fund shares	36,640,116	15,348,685	(56,947)	11,135

Class R:
Shares sold	96,127	63,794	—	—
Issued for distribution reinvested	6,065	225	—	—
Shares redeemed	(75,780)	(29)	—	—

Net increase (decrease) in fund shares	26,412	63,990	—	—

Class Y:
Shares sold	89,425,880	22,485,727	66,442	287,704
Issued for distribution reinvested	2,156,933	58,437	53,017	26,828
Shares redeemed	(32,298,432)	(2,467,569)	(560,454)	(136,957)

Net increase (decrease) in fund shares	59,284,381	20,076,595	(440,995)	177,575

(a)	Class B Shares liquidated on January 31, 2014.

60	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Premier Growth Equity Fund		Highland Small-Cap Equity Fund		Highland Total Return Fund

Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

958,696	624,064	409,446	147,277	59,728	88,885
325,155	265,800	277,123	162,929	155,181	24,630
(819,534)	(626,315)	(645,768)	(459,191)	(336,156)	(413,839)

464,317	263,549	40,801	(148,985)	(121,247)	(300,324)

—	230	—	497	—	18
—	(3,526)	—	(10,070)	—	(5,833)

—	(3,296)	—	(9,573)	—	(5,815)

237,589	87,309	70,684	20,013	97,659	20,469
45,112	33,181	36,208	21,436	8,980	600
(119,895)	(76,172)	(89,346)	(56,583)	(44,526)	(53,344)

162,806	44,318	17,546	(15,134)	62,113	(32,275)

10,210	3,177	—	—	—	—
298	750	12	7	3	—
(1,944)	(11,731)	—	—	—	—

8,564	(7,804)	12	7	3	—

386,473	117,030	444,614	27,063	360,342	7,998
56,241	46,221	12,846	6,021	564	97
(240,578)	(136,978)	(309,830)	(20,483)	(31,426)	(6,815)

202,136	26,273	147,630	12,601	329,480	1,280

See accompanying Notes to Financial Statements.	61

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY — SHARES	Highland Funds II

	Highland Tax-Exempt Fund		Highland Fixed Income Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Class A:
Shares sold	460,475	30,287	525,211	128,070
Issued for distribution reinvested	40,315	42,075	217,548	206,658
Shares redeemed	(1,205,846)	(435,804)	(1,985,668)	(1,830,052)

Net increase (decrease) in fund shares	(705,056)	(363,442)	(1,242,909)	(1,495,324)

Class B:(a)
Issued for distribution reinvested	—	—	—	8
Shares redeemed	—	—	—	(5,051)

Net (decrease) in fund shares	—	—	—	(5,043)

Class C:
Shares sold	41,254	3,780	223,867	62,413
Issued for distribution reinvested	1,104	945	3,108	2,050
Shares redeemed	(21,329)	(14,082)	(174,203)	(69,141)

Net increase (decrease) in fund shares	21,029	(9,357)	52,772	(4,678)

Class R:
Shares sold	—	—	773	—
Issued for distribution reinvested	—	—	12	3
Shares redeemed	—	—	—	—

Net increase (decrease) in fund shares	—	—	785	3

Class Y:
Shares sold	25,000	83	345,342	10,260
Issued for distribution reinvested	355	187	1,999	158
Shares redeemed	(5,154)	(8,607)	(44,320)	(5,643)

Net increase (decrease) in fund shares	20,201	(8,337)	303,021	4,775

(a)	Class B Shares liquidated on January 31, 2014.

62	See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY

FINANCIAL HIGHLIGHTS

For the Years Ended September 30, 2015

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains		Return of Capital	Total Distributions
Highland Global Allocation Fund
Class A
2015	$10.58	$0.26		$(1.69)	$(1.43)	$(0.43)	$(0.37)		$—	$(0.80)
2014	9.03	0.16		1.89	2.05	(0.16)	(0.34)		—	(0.50)
2013	10.24	0.15		1.45	1.60	(0.15)	(2.66)		—	(2.81)
2012	8.15	0.07		2.11	2.18	(0.09)	—		—	(0.09)
2011	8.45	0.08		(0.31)	(0.23)	(0.07)	—		—	(0.07)
Class C
2015	$9.53	$0.20		$(1.54)	$(1.34)	$(0.37)	$(0.37)		$—	$(0.74)
2014	8.20	0.07		1.72	1.79	(0.12)	(0.34)		—	(0.46)
2013	9.51	0.07		1.34	1.41	(0.06)	(2.66)		—	(2.72)
2012	7.58	—	(e)	1.96	1.96	(0.03)	—		—	(0.03)
2011	7.86	0.01		(0.29)	(0.28)	—	—		—	—
Class R
2015	$10.74	$0.26		$(1.74)	$(1.48)	$(0.41)	$(0.37)		$—	$(0.78)
2014	9.16	0.11		1.95	2.06	(0.14)	(0.34)		—	(0.48)
2013	10.33	0.14		1.46	1.60	(0.11)	(2.66)		—	(2.77)
2012	8.16	0.05		2.14	2.19	(0.02)	—		—	(0.02)
2011	8.44	0.06		(0.29)	(0.23)	(0.05)	—		—	(0.05)
Class Y
2015	$12.21	$0.39		$(2.02)	$(1.63)	$(0.46)	$(0.37)		$—	$(0.83)
2014	10.36	0.22		2.16	2.38	(0.19)	(0.34)		—	(0.53)
2013	11.38	0.17		1.65	1.82	(0.18)	(2.66)		—	(2.84)
2012	9.04	0.08		2.37	2.45	(0.11)	—		—	(0.11)
2011	9.37	0.12		(0.36)	(0.24)	(0.09)	—		—	(0.09)

Highland Dividend Equity Fund
Class A
2015	$14.81	$0.24		$(1.28)	$(1.04)	$(0.21)	$(0.45)		$—	$(0.66)
2014	13.92	0.24		1.07	1.31	(0.22)	(0.20)		—	(0.42)
2013	11.96	0.21		1.95	2.16	(0.22)	(0.00	)(e)	—	(0.22)
2012(f)	10.00	0.11		2.00	2.11	(0.15)	—		—	(0.15)
Class C
2015	$14.06	$0.14		$(1.23)	$(1.09)	$(0.11)	$(0.45)		$—	$(0.56)
2014	13.24	0.13		1.02	1.15	(0.13)	(0.20)		—	(0.33)
2013	11.40	0.12		1.85	1.97	(0.14)	(0.00	)(e)	—	(0.14)
2012(f)	10.00	0.04		1.44	1.48	(0.08)	—		—	(0.08)
Class Y
2015	$14.07	$0.27		$(1.21)	$(0.94)	$(0.26)	$(0.45)		$—	$(0.71)
2014	13.24	0.28		1.02	1.30	(0.27)	(0.20)		—	(0.47)
2013	11.40	0.25		1.84	2.09	(0.26)	(0.00	)(e)	—	(0.26)
2012(f)	10.00	0.14		1.44	1.58	(0.18)	—		—	(0.18)

64	See accompanying Notes to Financial Statements.

				Ratios and Supplemental Data
Redemptions Fees		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)		Portfolio Turnover Rate

$—		$8.35	(14.68)%	$419,111	2.49%	0.91	%(h)	0.93	%(i)	108%
—		10.58	23.21	484,016	1.53	0.94		0.94		195
—		9.03	15.89	214,521	1.38	1.14		1.14		236
—		10.24	26.97	194,779	0.77	1.41		1.41		47
—		8.15	(2.85)	29,171	0.89	1.13	(d)	1.13		47

$—		$7.45	(15.28)%	$391,754	2.11%	1.66	%(h)	1.69	%(i)	108%
—		9.53	22.32	151,943	0.76	1.69		1.69		195
—		8.20	14.97	4,905	0.67	1.88		1.88		236
—		9.51	25.97	3,443	0.02	2.16		2.16		47
—		7.58	(3.56)	1,361	0.14	1.88	(d)	1.88		47

$—		$8.48	(14.93)%	$771	2.38%	1.16	%(h)	1.18	%(i)	108%
—		10.74	22.95	693	1.03	1.27		1.27		195
—		9.16	15.69	5	1.32	1.26		1.26		236
—		10.33	26.87	2	0.52	1.66		1.66		47
—		8.16	(2.82)	1	0.64	1.38	(d)	1.38		47

$—		$9.75	(14.41)%	$775,238	3.16%	0.66	%(h)	0.69	%(i)	108%
—		12.21	23.39	246,907	1.79	0.69		0.69		195
—		10.36	16.27	1,495	1.44	0.87		0.87		236
—		11.38	27.34	3,124	1.02	1.16		1.16		47
—		9.04	(2.68)	94	1.14	0.88	(d)	0.88		47

$—		$13.11	(7.44)%	$2,376	1.63%	1.38%		2.17%		18%
—		14.81	9.44	5,921	1.63	1.35		1.94		15
0.02		13.92	18.47	3,464	1.52	1.40		2.62		6
—	(e)	11.96	21.16 (g)	424	1.10	2.25		4.03		6 (g)

$—		$12.41	(8.08)%	$1,301	1.01%	2.03%		2.82%		18%
—		14.06	8.70	2,274	0.93	2.00		2.58		15
0.01		13.24	17.59	1,994	0.93	2.04		3.19		6
—	(e)	11.40	14.89 (g)	771	0.45	2.90		4.68		6 (g)

$—		$12.42	(7.12)%	$8,590	1.97%	1.03%		1.82%		18%
—		14.07	9.86	15,939	1.98	1.00		1.59		15
0.01		13.24	18.72	12,650	1.98	1.02		2.17		6
—(e)		11.40	15.90 (g)	9,911	1.45	1.90		3.68		6 (g)

See accompanying Notes to Financial Statements.	65

FINANCIAL HIGHLIGHTS (continued)

For the Years Ended September 30, 2015

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Premier Growth Equity Fund
Class A
2015	$34.99	$0.04	$(0.25)	$(0.21)	$—	$(2.46)	$—	$(2.46)
2014	31.22	0.06	5.70	5.76	(0.04)	(1.95)	—	(1.99)
2013	26.13	0.11	5.12	5.23	(0.14)	—	—	(0.14)
2012	19.39	0.03	6.71	6.74	—	—	—	—
2011	19.45	— (e)	(0.06)	(0.06)	—	—	—	—
Class C
2015	$29.57	$(0.18)	$(0.17)	$(0.35)	$—	$(2.46)	$—	$(2.46)
2014	26.82	(0.16)	4.86	4.70	—	(1.95)	—	(1.95)
2013	22.50	(0.09)	4.41	4.32	—	—	—	—
2012	16.82	(0.12)	5.80	5.68	—	—	—	—
2011	17.00	(0.15)	(0.03)	(0.18)	—	—	—	—
Class R
2015	$34.52	$(0.04)	$(0.24)	$(0.28)	$—	$(2.46)	$—	$(2.46)
2014	30.86	(0.03)	5.64	5.61	—	(1.95)	—	(1.95)
2013	25.84	0.02	5.08	5.10	(0.08)	—	—	(0.08)
2012	19.22	(0.03)	6.65	6.62	—	—	—	—
2011	19.33	(0.06)	(0.05)	(0.11)	—	—	—	—
Class Y
2015	$35.89	$0.14	$(0.28)	$(0.14)	$—	$(2.46)	$—	$(2.46)
2014	31.96	0.14	5.85	5.99	(0.11)	(1.95)	—	(2.06)
2013	26.74	0.18	5.24	5.42	(0.20)	—	—	(0.20)
2012	19.80	0.09	6.85	6.94	—	—	—	—
2011	19.81	0.05	(0.06)	(0.01)	—	—	—	—

Highland Small-Cap Equity Fund
Class A
2015	$14.90	$0.01	$(0.27)	$(0.26)	$—	$(1.68)	$—	$(1.68)
2014	14.93	(0.04)	1.07	1.03	—	(1.06)	—	(1.06)
2013	12.88	(0.06)	3.07	3.01	—	(0.96)	—	(0.96)
2012	10.07	(0.10)	2.91	2.81	—	—	—	—
2011	9.64	(0.07)	0.50	0.43	—	—	—	—
Class C
2015	$12.06	$(0.08)	$(0.19)	$(0.27)	$—	$(1.68)	$—	$(1.68)
2014	12.35	(0.13)	0.90	0.77	—	(1.06)	—	(1.06)
2013	10.91	(0.16)	2.56	2.40	—	(0.96)	—	(0.96)
2012	8.59	(0.17)	2.49	2.32	—	—	—	—
2011	8.29	(0.14)	0.44	0.30	—	—	—	—
Class R
2015	$14.73	$(0.04)	$(0.25)	$(0.29)	$—	$(1.68)	$—	$(1.68)
2014	14.79	(0.07)	1.07	1.00	—	(1.06)	—	(1.06)
2013	12.79	(0.09)	3.05	2.96	—	(0.96)	—	(0.96)
2012	9.99	(0.13)	2.93	2.80	—	—	—	—
2011	9.58	(0.10)	0.51	0.41	—	—	—	—
Class Y
2015	$15.79	$0.04	$(0.29)	$(0.25)	$—	$(1.68)	$—	$(1.68)
2014	15.72	—	1.13	1.13	—	(1.06)	—	(1.06)
2013	13.48	(0.05)	3.25	3.20	—	(0.96)	—	(0.96)
2012	10.51	(0.08)	3.05	2.97	—	—	—	—
2011	10.04	(0.05)	0.52	0.47	—	—	—	—

66	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$32.32	(1.10)%	$169,434	0.13%	1.13%		1.13%	18%
—	34.99	19.08	167,187	0.17	1.16		1.16	20
—	31.22	20.12	140,949	0.39	1.25		1.27	20
—	26.13	34.76	127,028	0.14	1.22		1.31	16
—	19.39	(0.31)	109,321	(0.02)	1.07	(d)	1.10	23

$—	$26.76	(1.82)%	$19,096	(0.63)%	1.88%		1.88%	18%
—	29.57	18.21	16,290	(0.58)	1.91		1.91	20
—	26.82	19.20	13,589	(0.37)	2.00		2.02	20
—	22.50	33.77	10,512	(0.61)	1.97		2.06	16
—	16.82	(1.06)	10,248	(0.77)	1.82	(d)	1.85	23

$—	$31.78	(1.33)%	$402	(0.13)%	1.38%		1.38%	18%
—	34.52	18.80	141	(0.09)	1.41		1.41	20
—	30.86	19.80	367	0.08	1.50		1.52	20
—	25.84	34.44	233	(0.11)	1.47		1.56	16
—	19.22	(0.57)	171	(0.27)	1.32	(d)	1.35	23

$—	$33.29	(0.87)%	$35,521	0.38%	0.88%		0.88%	18%
—	35.89	19.40	31,036	0.42	0.91		0.91	20
—	31.96	20.45	26,802	0.64	1.00		1.02	20
—	26.74	35.05	25,083	0.39	0.97		1.06	16
—	19.80	(0.05)	24,705	0.23	0.82	(d)	0.85	23

$—	$12.96	(2.47)%	$29,765	0.04%	1.21%		1.67%	70%
—	14.90	6.93	33,598	(0.27)	1.49		1.62	26
—	14.93	25.36	35,882	(0.47)	1.91		1.91	64
—	12.88	27.91	33,698	(0.86)	2.00		2.00	24
—	10.07	4.46	31,155	(0.65)	1.91	(d)	1.92	71

$—	$10.11	(3.21)%	$2,872	(0.72)%	1.96%		2.42%	70%
—	12.06	6.23	3,213	(1.01)	2.23		2.37	26
—	12.35	24.39	3,480	(1.21)	2.66		2.66	64
—	10.91	26.89	2,947	(1.61)	2.75		2.75	24
—	8.59	3.62	2,587	(1.40)	2.66	(d)	2.67	71

$—	$12.76	(2.73)%	$1	(0.25)%	1.46%		1.92%	70%
—	14.73	6.79	1	(0.48)	1.64		1.77	26
—	14.79	25.24	1	(0.57)	1.99		1.99	64
—	12.79	27.93	1	(1.11)	2.25		2.25	24
—	9.99	4.28	1	(0.90)	2.16	(d)	2.17	71

$—	$13.86	(2.25)%	$3,579	0.28%	0.96%		1.42%	70%
—	15.79	7.24	1,745	(0.01)	1.23		1.37	26
—	15.72	25.66	1,539	(0.28)	1.64		1.64	64
—	13.48	28.26	460	(0.61)	1.75		1.75	24
—	10.51	4.68	209	(0.40)	1.66	(d)	1.67	71

See accompanying Notes to Financial Statements.	67

FINANCIAL HIGHLIGHTS (continued)

For the Years Ended September 30, 2015

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Highland Total Return Fund
Class A
2015	$24.52	$0.37	$(1.44)	$(1.07)	$(0.24)	$(1.22)	$—	$(1.46)
2014	22.93	0.24	1.57	1.81	(0.22)	—	—	(0.22)
2013	20.85	0.20	2.09	2.29	(0.21)	—	—	(0.21)
2012	18.03	0.19	2.87	3.06	(0.24)	—	—	(0.24)
2011	18.80	0.21	(0.87)	(0.66)	(0.11)	—	—	(0.11)
Class C
2015	$22.58	$0.18	$(1.31)	$(1.13)	$(0.20)	$(1.22)	$—	$(1.42)
2014	21.17	0.05	1.45	1.50	(0.09)	—	—	(0.09)
2013	19.25	0.03	1.94	1.97	(0.05)	—	—	(0.05)
2012	16.63	0.04	2.65	2.69	(0.07)	—	—	(0.07)
2011	17.37	0.06	(0.80)	(0.74)	—	—	—	—
Class R
2015	$24.62	$0.31	$(1.45)	$(1.14)	$(0.22)	$(1.22)	$—	$(1.44)
2014	23.04	0.18	1.58	1.76	(0.18)	—	—	(0.18)
2013	20.94	0.28	1.99	2.27	(0.17)	—	—	(0.17)
2012	18.02	0.14	2.88	3.02	(0.10)	—	—	(0.10)
2011	18.79	0.16	(0.86)	(0.70)	(0.07)	—	—	(0.07)
Class Y
2015	$24.82	$0.57	$(1.59)	$(1.02)	$(0.26)	$(1.22)	$—	$(1.48)
2014	23.20	0.30	1.58	1.88	(0.26)	—	—	(0.26)
2013	21.09	0.27	2.11	2.38	(0.27)	—	—	(0.27)
2012	18.24	0.24	2.90	3.14	(0.29)	—	—	(0.29)
2011	19.03	0.27	(0.89)	(0.62)	(0.17)	—	—	(0.17)

Highland Tax-Exempt Fund
Class A
2015	$12.08	$0.25	$—	$0.25	$(0.26)	$(0.13)	$—	$(0.39)
2014	11.64	0.33	0.44	0.77	(0.33)	—	—	(0.33)
2013	12.34	0.31	(0.70)	(0.39)	(0.31)	—	—	(0.31)
2012	11.86	0.32	0.48	0.80	(0.32)	—	—	(0.32)
2011	11.97	0.34	(0.11)	0.23	(0.34)	—	—	(0.34)
Class C
2015	$12.07	$0.16	$—	$0.16	$(0.16)	$(0.13)	$—	$(0.29)
2014	11.63	0.24	0.44	0.68	(0.24)	—	—	(0.24)
2013	12.33	0.22	(0.71)	(0.49)	(0.21)	—	—	(0.21)
2012	11.86	0.23	0.47	0.70	(0.23)	—	—	(0.23)
2011	11.96	0.26	(0.10)	0.16	(0.26)	—	—	(0.26)
Class Y
2015	$13.06	$0.31	$—	$0.31	$(0.31)	$(0.13)	$—	$(0.44)
2014	12.58	0.38	0.48	0.86	(0.38)	—	—	(0.38)
2013	13.34	0.36	(0.76)	(0.40)	(0.36)	—	—	(0.36)
2012	12.83	0.37	0.51	0.88	(0.37)	—	—	(0.37)
2011	12.93	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)

68	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$21.99	(4.76)%	$59,307	1.55%	1.20%		1.20%	175%
—	24.52	7.92	69,084	0.99	1.38		1.38	121
—	22.93	11.15	71,505	0.92	1.33		1.34	138
—	20.85	17.01	75,216	0.97	1.60		1.82	169
—	18.03	(3.51)	79,574	1.07	1.42	(d)	1.46	177

$—	$20.03	(5.45)%	$6,292	0.81%	1.95%		1.95%	175%
—	22.58	7.10	5,690	0.24	2.13		2.13	121
—	21.17	10.28	6,019	0.17	2.08		2.09	138
—	19.25	16.17	6,965	0.22	2.35		2.57	169
—	16.63	(4.20)	8,183	0.32	2.17	(d)	2.21	177

$—	$22.04	(5.03)%	$1	1.30%	1.43%		1.43%	175%
—	24.62	7.65	1	0.75	1.66		1.66	121
—	23.04	10.99	1	1.27	1.28		1.28	138
—	20.94	16.68	1	0.72	1.85		2.07	169
—	18.02	(3.70)	1	0.82	1.67	(d)	1.71	177

$—	$22.32	(4.51)%	$7,695	2.39%	0.90%		0.90%	175%
—	24.82	8.15	381	1.24	1.14		1.14	121
—	23.20	11.41	326	1.22	1.08		1.09	138
—	21.09	17.36	217	1.22	1.35		1.57	169
—	18.24	(3.36)	238	1.32	1.17	(d)	1.21	177

$—	$11.94	2.07%	$18,435	2.11%	0.92%		1.06%	17%
—	12.08	6.67	27,149	2.76	0.98		0.98	14
—	11.64	(3.26)	30,390	2.53	1.12		1.13	16
—	12.34	6.79	33,747	2.62	1.14		1.18	26
—	11.86	2.06	36,024	2.97	1.15	(d)	1.18	40

$—	$11.94	1.40%	$1,166	1.37%	1.67%		1.81%	17%
—	12.07	5.88	925	2.01	1.73		1.73	14
—	11.63	(3.98)	1,000	1.77	1.87		1.88	16
—	12.33	5.93	1,728	1.87	1.89		1.93	26
—	11.86	1.39	1,675	2.22	1.90	(d)	1.93	40

$—	$12.93	2.42%	$426	2.40%	0.67%		0.81%	17%
—	13.06	6.97	167	3.01	0.72		0.72	14
—	12.58	(3.03)	266	2.78	0.87		0.87	16
—	13.34	6.97	180	2.87	0.89		0.93	26
—	12.83	2.39	179	3.22	0.90	(d)	0.93	40

See accompanying Notes to Financial Statements.	69

FINANCIAL HIGHLIGHTS (continued)

For the Years Ended September 30, 2015

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Highland Fixed Income Fund
Class A
2015	$12.79	$0.27	$(0.18)	$0.09	$(0.27)	$—	$(0.03)	$(0.30)
2014	12.61	0.24	0.20	0.44	(0.24)	—	(0.02)	(0.26)
2013	13.04	0.17	(0.41)	(0.24)	(0.17)	—	(0.02)	(0.19)
2012	12.54	0.20	0.59	0.79	(0.27)	—	(0.02)	(0.29)
2011	12.26	0.37	0.31	0.68	(0.40)	—	—	(0.40)
Class C
2015	$12.80	$0.18	$(0.18)	$—	$(0.17)	$—	$(0.03)	$(0.20)
2014	12.62	0.15	0.19	0.34	(0.15)	—	(0.01)	(0.16)
2013	13.06	0.07	(0.42)	(0.35)	(0.07)	—	(0.02)	(0.09)
2012	12.56	0.10	0.59	0.69	(0.17)	—	(0.02)	(0.19)
2011	12.27	0.27	0.33	0.60	(0.31)	—	—	(0.31)
Class R
2015	$12.79	$0.25	$(0.19)	$0.06	$(0.24)	$—	$(0.03)	$(0.27)
2014	12.61	0.23	0.18	0.41	(0.22)	—	(0.01)	(0.23)
2013	13.05	0.14	(0.42)	(0.28)	(0.14)	—	(0.02)	(0.16)
2012	12.55	0.16	0.59	0.75	(0.23)	—	(0.02)	(0.25)
2011	12.26	0.33	0.34	0.67	(0.38)	—	—	(0.38)
Class Y
2015	$12.78	$0.32	$(0.20)	$0.12	$(0.30)	$—	$(0.03)	$(0.33)
2014	12.60	0.27	0.20	0.47	(0.27)	—	(0.02)	(0.29)
2013	13.03	0.16	(0.37)	(0.21)	(0.20)	—	(0.02)	(0.22)
2012	12.52	0.23	0.60	0.83	(0.29)	—	(0.03)	(0.32)
2011	12.24	0.40	0.31	0.71	(0.43)	—	—	(0.43)

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	The ratios for periods of less than one full year are annualized.
(d)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(e)	Less than $0.005 per share or less than 0.005%.
(f)	Class A commenced operations on November 23, 2011, Class C commenced operations on November 15, 2011, Class R commenced operations on November 14, 2011 and Class Y commended operations on November 1, 2011.
(g)	Not annualized.
(h)	Excludes dividends and fees on securities sold short. Dividends and fees on securities sold short for the Global Allocation Fund are:

	For the Years Ended September 30,
	2015	2014	2013	2012	2011
Class A	0.02%	—%	—%	—%	—%
Class C	0.03	—	—	—	—
Class R	0.02	—	—	—	—
Class Y	0.03	—	—	—	—

(i)	Includes dividends and fees on securities sold short.

70	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$12.58	0.66%	$126,892	2.09%	0.86%		0.86%	57%
—	12.79	3.47	144,839	1.91	0.97		0.97	283
—	12.61	(1.92)	161,673	1.32	1.04		1.04	456
—	13.04	6.35	202,060	1.59	1.13		1.14	350
—	12.54	5.78	94,079	2.97	0.90	(d)	0.91	392

$—	$12.60	(0.01)%	$3,697	1.35%	1.61%		1.61%	57%
—	12.80	2.62	3,082	1.16	1.72		1.72	283
—	12.62	(2.57)	3,098	0.57	1.79		1.79	456
—	13.06	5.48	5,051	0.84	1.88		1.89	350
—	12.56	4.99	846	2.22	1.65	(d)	1.66	392

$—	$12.58	0.44%	$12	1.89%	1.11%		1.11%	57%
—	12.79	3.31	2	1.83	1.13		1.13	283
—	12.61	(2.14)	2	1.12	1.22		1.22	456
—	13.05	6.05	2	1.34	1.38		1.39	350
—	12.55	5.60	1	2.72	1.15	(d)	1.16	392

$—	$12.57	0.91%	$4,029	2.45%	0.61%		0.61%	57%
—	12.78	3.73	222	2.13	0.72		0.72	283
—	12.60	(1.60)	159	1.27	0.79		0.79	456
—	13.03	6.62	1,571	1.84	0.88		0.89	350
—	12.52	6.04	1,072	3.22	0.65	(d)	0.66	392

See accompanying Notes to Financial Statements.	71

NOTES TO FINANCIAL STATEMENTS

September 30, 2015	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises eight portfolios (each a “Fund” and collectively the “Funds”) that are currently offered: Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Dividend Equity Fund (the “Dividend Equity Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”). The Highland Energy MLP (Master Limited Partnership) Fund is reported separately.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund (other than the Dividend Equity Fund and the Tax-Exempt Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares. The Dividend Equity Fund currently offers four share classes to investors but has only sold three, namely Class A, Class C and Class Y shares. The Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Global Allocation Fund	5.75
Dividend Equity Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75
Total Return Fund	5.75
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectuses. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class R and Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each class share. Expenses other than those incurred by the specific Fund are allocated pro rata among the Fund and share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not

72	Annual Report

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September 30, 2015	Highland Funds II

traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined to generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available, for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation.

The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial Instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2015, the Funds’ investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, exchange-traded funds, rights, warrants, securities sold short and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Annual Report	73

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price is utilized to value the option.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the beginning of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2015 is as follows:

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund
Assets
U.S. Senior Loans
Aerospace	$3,678,231	$—	$3,678,231	$—
Chemicals	3,515,171	—	3,515,171	—
Energy	29,820,968	—	29,820,968	—
Financial	2,988,750	—	2,988,750	—
Gaming & Leisure	—	—	—	—	(1)
Healthcare	8,281,527	—	8,281,527	—
Industrials	1,997,126	—	1,997,126	—
Information Technology	2,602,338	—	2,602,338	—
Manufacturing	253,001	—	253,001	—
Metals & Minerals	2,350,508	—	2,350,508	—
Service	1,699,301	—	1,699,301	—
Telecommunications	37,305,603	—	—	37,305,603
Transportation	1,432,500	—	1,432,500	—
Utility	182,462,973	—	182,462,973	—
Non-U.S. Senior Loans
Energy	12,108,418	—	12,108,418	—
Healthcare	9,635,588	—	3,641,432	5,994,156
Information Technology	6,020,000	—	6,020,000	—
Manufacturing	740,729	—	65,712	675,017
Media & Telecommunications	13,865,352	—	13,865,352	—
Retail	10,379,195	—	10,379,195	—
Service	10,367,340	—	10,367,340	—
Telecommunications	2,432,639	—	2,432,639	—
Transportation	1,740,205	—	1,740,205	—
Non-U.S. Asset-Backed Securities	200,744,373	—	200,744,373	—

74	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund (continued)
U.S. Corporate Bonds & Notes(2)
Automobiles & Components	$5,362,500	$—	$5,362,500	$—
Chemicals	20,732,497	—	20,732,497	—
Consumer Services	5,677,130	—	5,677,130	—
Energy	2,960,170	—	2,960,170	—
Gaming & Leisure	14,305,005	—	14,305,005	—
Telecommunication Services	1,618,750	—	1,618,750	—
Utilities	21,018,950	—	21,018,950	—
Non-U.S. Corporate Bonds & Notes(2)
Broadcasting	8,505,450	—	8,505,450	—
Chemicals	5,117,730	—	5,117,730	—
Consumer Services	1,162,500	—	1,162,500	—
Energy	23,388,526	—	23,388,526	—
Environmental Control	1,510,000	—	1,510,000	—
Healthcare Equipment & Services	5,929,687	—	5,929,687	—
Telecommunication Services	2,557,500	—	2,557,500	—
Transportation	2,548,125	—	2,548,125	—
Non-U.S. Government Bonds(2)	361,838,929	—	361,838,929	—
U.S. Equity
Banks	3,501,123	3,501,123	—	—
Commercial & Professional Services	348,280	348,280	—	—
Consumer Durables & Apparel	88,185	88,185	—	—
Consumer Services	76,300,604	70,152,992	—	6,147,612
Energy	78,604,147	78,604,147	—	—
Healthcare Equipment & Services	106,966,225	106,966,225	—	—
Household & Personal Products	272,600	272,600	—	—
Insurance	2,964,760	2,964,760	—	—
Materials	10,706,002	235,110	—	10,470,892
Media	1,703,046	1,703,046	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,099,799	2,099,799	—	—
Real Estate	10,188,806	10,188,806	—	—
Retailing	15,221,107	15,221,107	—	—
Software & Services	143,534,674	143,534,674	—	—
Technology Hardware & Equipment	3,763,850	3,763,850	—	—
Telecommunication Services	92,860,126	—	—	92,860,126
Transportation	23,491,152	23,491,152	—	—
Utilities	25,444,545	25,444,545	—	—
Non-U.S. Equity
Commercial & Professional Services	432,075	432,075	—	—
Diversified Financials	234,990	234,990	—	—
Energy	17,586,869	15,155,967	2,430,902	—
Food, Beverage & Tobacco	1,743,341	1,743,341	—	—
Healthcare Equipment & Services	30,306,819	28,186,819	—	2,120,000
Materials	1,750,950	1,750,950	—	—
Media	3,669,651	3,669,651	—	—
Pharmaceuticals, Biotechnology & Life Sciences	4,871,613	4,871,613	—	—

Annual Report	75

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund (continued)
Real Estate	$262,230	$262,230	$—	$—
Retailing	11,279,201	11,279,201	—	—
Semiconductors & Semiconductor Equipment	346,700	346,700	—	—
Software & Services	28,095,944	28,095,944	—	—
Technology Hardware & Equipment	32,116,934	32,116,934	—	—
Telecommunication Services	18,294,488	18,294,488	—	—
Transportation	789,344	789,344	—	—
Utilities	300,300	300,300	—	—
U.S. Exchange-Traded Funds	47,008,713	47,008,713	—	—
Non-U.S. Exchange-Traded Funds	153,496,907	153,496,907	—	—
U.S. Master Limited Partnerships	159,558,841	159,558,841	—	—
Non-U.S. Master Limited Partnerships	32,545,914	32,545,914	—	—
U.S. Warrants(2)
Energy	4,604,600	4,604,600	—	—
Healthcare Equipment & Services	149,761	—	—	149,761
U.S. Purchased Call Options	9,089,771	9,089,771	—	—
U.S. Purchased Put Options	7,016,475	7,016,475	—	—
Non-U.S. Purchased Call Options	418,770	418,770	—	—
U.S. Registered Investment Companies	116,912,647	116,912,647	—	—
Non-U.S. Investment Companies	2,937,405	—	—	2,937,405
U.S. Cash Equivalents	601,758	601,758	—	—

Total Assets	2,315,137,327	1,167,365,344	989,111,411	158,660,572

Liabilities
Securities Sold Short
U.S. Corporate Bonds & Notes(2)	(4,485,468)	—	(4,485,468)	—
Non-U.S. Corporate Bonds & Notes(2)	(3,012,726)	—	(3,012,726)	—
U.S. Common Stocks(2)	(2,495,600)	(2,495,600)	—	—
Non-U.S. Common Stocks(2)	(69,520,141)	(69,520,141)	—	—
U.S. Exchange-Traded Funds(2)	(41,754,792)	(41,754,792)	—	—
Other Financial Instruments
Written Call Options Contracts	(162,450)	(162,450)	—	—
Written Put Options Contracts	(56,991,095)	(56,991,095)	—	—

Total Liabilities	(178,422,272)	(170,924,078)	(7,498,194)	—

Total	$2,136,715,055	$996,441,266	$981,613,217	$158,660,572

(1)	This category includes securities with a value of zero.
(2)	See Investment Portfolio detail for industry breakout.

76	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Dividend Equity Fund
Assets
Common Stocks(1)	$11,783,808	$11,783,808	$—	$—
Registered Investment Companies	3,320,444	3,320,444	—	—
Cash Equivalents	385,584	385,584	—	—

Total	$15,489,836	$15,489,836	$—	$—

(1)	See investment Portfolio detail for industry breakout.

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stocks(1)	$218,156,282	$218,156,282	$—	$—
Registered Investment Companies	13,189,050	13,189,050	—	—
Cash Equivalents	6,375,195	6,375,195	—	—

Total Assets	237,720,527	237,720,527	—	—

Liabilities
Other Financial Instruments
Equity Contracts — Futures(2)	(43,898)	(43,898)	—	—

Total Liabilities	(43,898)	(43,898)	—	—

Total	$237,676,629	$237,676,629	$—	$—

(1)	See investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund
Assets
Common Stocks(1)	$35,619,420	$35,619,420	$—	$—
Registered Investment Companies	9,981,551	9,981,551	—	—
Cash Equivalents	587,353	587,353	—	—

Total	$46,188,324	$46,188,324	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	77

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Return Fund
Assets
Agency Collateralized Mortgage Obligations	$26,611	$—	$26,611	$—
Agency Mortgage-Backed Securities	2,550,278	—	2,550,278	—
Asset-Backed Securities	2	—	2	—
Corporate Bonds & Notes(1)	1,149,911	—	1,149,911	—
Foreign Corporate Bonds & Notes(1)	587,116	—	587,116	—
Non-Agency Collateralized Mortgage-Backed Securities	477,491	—	477,491	—
Domestic Equity
Common Stocks(1)	36,242,507	36,242,507	—	—
Preferred Stocks(1)	327,626	327,626	—	—
Foreign Equity
Common Stocks(1)	12,181,634	12,181,634	—	—
Registered Investment Companies	29,125,463	29,125,463	—	—
Cash Equivalents	7,410,983	7,410,983	—	—

Total	$90,079,622	$85,288,213	$4,791,409	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Tax-Exempt Fund
Assets
Municipal Bonds & Notes(1)	$16,673,171	$—	$16,673,171	$—
Cash Equivalents	3,105,285	—	3,105,285	—

Total	$19,778,456	$—	$19,778,456	$—

(1)	See Investment Portfolio detail for industry breakout.

78	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$211,155	$—	$211,155	$—
Agency Mortgage-Backed Securities	23,528,411	—	23,528,411	—
Asset-Backed Securities	631,525	—	631,525	—
Corporate Bonds & Notes(1)	37,407,548	—	36,914,148	493,400
Foreign Corporate Bonds & Notes(1)	10,057,147	—	10,057,147	—
Municipal Bonds & Notes	2,750,434	—	2,750,434	—
Non-Agency Collateralized Mortgage-Backed Securities	5,241,226	—	5,241,226	—
Sovereign Bonds	1,233,778	—	1,233,778	—
U.S. Government Agencies	23,683,074	—	23,683,074	—
Domestic Equity
Common Stocks(1)	2,298,275	2,298,275	—	—
Preferred Stocks(1)	2,789,940	2,621,286	168,654	—
Registered Investment Companies	15,908,693	15,908,693	—	—
Cash Equivalents	14,731,108	14,731,108	—	—

Total	$140,472,314	$35,559,362	$104,419,552	$493,400

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	79

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

The table below sets forth a summary of changes in the Global Allocation Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2015.

Balance as of September 30, 2014		Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of September 30, 2015	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Global Allocation Fund
U.S. Senior Loans
Aerospace	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Chemicals	—	—	—	—	—	—	—	—	—	—
Energy	—	—	—	—	—	—	—	—	—	—
Gaming & Leisure	—	—	—	268,133	—	(268,133)	—	—	—	(268,133)
Healthcare	8,864,125	—	(7,285,187)	351	21,105	(31,237)	6,000,000	(1,575,000)	5,994,157	(5,844)
Media & Telecommunications	2,008,130	—	—	—	(2,500)	(8,130)	—	(1,997,500)	—	—
Service	1,865,855	—	(1,865,855)	—	—	—	—	—	—	—
Telecommunications	—	—	—	(3,329)	31,837	(178,330)	44,961,449	(7,506,024)	37,305,603	(178,330)
Transportation	306,147	—	—	(49)	(2,113)	396	—	(304,381)	—	—
Non-U.S. Senior Loans
Healthcare	—	—	—	—	—	—	—	—	—	—
Manufacturing	1,621,996	—	—	(355)	(9,414)	6,166	—	(943,376)	675,017	(835)
Transportation	1,757,053	—	(1,757,053)	—	—	—	—	—	—	—
U.S. Equities
Consumer Services	—	—	—	—	—	(348,581)	6,496,192	—	6,147,611	(348,581)
Healthcare	`	—	—			(380,000)	2,500,000		2,120,000	(380,000)
Materials	—	—	—	—	—	(2,240,054)	12,710,946	—	10,470,892	(2,240,054)
Telecommunications Services	—	—	—	—	—	5,568,856	87,291,270	—	92,860,126	5,568,856
Non-U.S. Equity	—	—	—	—	—	—	—	—	—	—
Non-U.S. Investment Companies	4,195,723	—	—	—	—	(1,258,318)	—	—	2,937,405	(1,258,318)
Warrants
Healthcare	—	—	—	—	—	(221,269)	371,030	—	149,761	(221,269)

Total	$20,619,029	$—	$(10,908,095)	$264,751	$38,915	$641,366	$160,330,887	$(12,326,281)	$158,660,572	$667,492

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended September 30, 2015, a net amount of $208,316 of the Total Return Fund’s portfolio investments was transferred from Level 2 to Level 1. Transfers from

Level 2 to Level 1 were due to an increase in observable pricing inputs as compared to the previous period.

For the year ended September 30, 2015, a net amount of $500,000 of the Fixed Income Fund’s portfolio investments was transferred from Level 2 to Level 3. Transfers from Level 2 to Level 3 were due to a decrease in observable pricing inputs as compared to the previous period.

For the year ended September 30, 2015, there were no other transfers.

80	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$111,598,630	Third-Party Pricing Vendor	N/A	N/A
		Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
			Multiple of EBITDA	10.4x
			Liquidity Discount	10%
			Asset-Specific Discount	10%
		Discounted Cash Flow	Discount Rate	11%
Bank Loans	43,974,776	Third-Party Pricing Vendor	N/A	N/A
		Discounted Cash Flow	Spread Adjustment	0.0% - 0.2%
		Debt-Yield	Liquidity Adjustment	3% - 5%
Mutual Funds	2,937,405	Net Asset Value	N/A	N/A
Warrants	149,761	Black-Scholes Model	Share Price	$8.48
			Annualized Volatility	70%

Total	$158,660,572

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Short-Term Trading (Redemption) Fees

Shares held in the Dividend Equity Fund less than 60 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the Fund, are accounted for as an addition to paid-in capital. Effective October 17, 2013, the short-term trading fee was eliminated.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Tax-Exempt Fund and Fixed Income Fund declare investment income dividends daily and pay them monthly. The Dividend Equity Fund declares and pays investment income dividends monthly. The Global Allocation Fund declares and pays investment income dividends quarterly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Annual Report	81

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. At September 30, 2015, the Global Allocation Fund held securities sold short. Additionally, securities held as collateral were posted in the Global Allocation Fund’s segregated accounts.

Note 3. Derivative Transactions

The Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

The Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Exchange Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid assets in an amount equal to the value of the Fund’s obligation under those contracts, marked to market on a daily basis. The Global Allocation Fund and the Total Return Fund invested in forward foreign currency exchange contracts during the period covered by this report, however, none were held as of September 30, 2015.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying

82	Annual Report

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September 30, 2015	Highland Funds II

instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract. For the year ended September 30, 2015, the Premier Growth Equity Fund held futures contracts as detailed in the Fund’s Investment Portfolio. The Total Return Fund invested in futures contracts during the year, however, none were held as of September 30, 2015. These Funds entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments. For the year ended September 30, 2015, the Premier Growth Equity Fund held securities collateral for futures contracts in the amount of $167,877.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

Transactions in written options for the year ended September 30, 2015 were as follows:

Global Allocation Fund	Number of Contracts	Premium
Outstanding, September 30, 2014	25,000	$9,361,113
Call Options Written	6,620	3,078,353
Put Options Written	184,156	64,873,815
Put Options Bought back	(7,625)	(7,446,226)
Put Options Exercised	(91,888)	(31,698,053)
Call Options Expired	(6,000)	(1,153,395)
Put Options Expired	(28,115)	(10,169,531)

Outstanding, September 30, 2015	82,148	$26,846,076

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2015:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Global Allocation Fund
Equity Contracts — Options	$16,525,016	(1)	$(57,153,545	)(2)
Premier Growth Equity Fund
Equity Contracts — Futures	—		(43,898	)(3)(4)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(4)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

Annual Report	83

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Global Allocation Fund and the Total Return Fund held certain investments during the year with such Master Arrangements; however, none were outstanding at September 30, 2015.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015, is as follows:

Fund	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Global Allocation Fund
Equity Contracts	$(3,375,141	)(1)(2)(3)	$(41,095,885	)(4)(5)
Foreign Exchange Contracts	(19,107	)(6)	—
Premier Growth Equity Fund
Equity Contracts	(221,311	)(3)	(56,041	)(7)
Total Return Fund
Equity Contracts	38,009	(3)	82,999	(7)
Foreign Exchange Contracts	(3,599	)(6)	—
Interest Rate Contracts	(148,958	)(3)	3,688	(7)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on future contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) on investments.
(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options contracts.
(6)	Statement of Operations location: Realized gain (loss) on foreign currency related transactions.
(7)	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the year ended September 30, 2015, is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Global Allocation Fund
Purchased Options Contracts	72,505	$—
Written Options contracts	61,335	—
Premier Growth Equity Fund
Futures Contracts	—	(18,778)
Total Return Fund
Futures Contracts	—	(15,175)

Note 4. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Funds’ securities lending policies, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash or securities of

84	Annual Report

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September 30, 2015	Highland Funds II

the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank or forms of collateral acceptable under the Trust’s securities lending agreement equal to at least 102% or 105% of the market value of the securities loaned, depending on the nature of the loaned securities and the collateral received, as set forth in the applicable Trust’s securities lending agreement. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for full replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2015:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Global Allocation Fund	$116,912,647	$(119,842,474)	$—	$—
Dividend Equity Fund	3,320,444	(3,430,692)	—	—
Premier Growth Equity Fund	13,189,050	(13,140,208)	—	48,842
Small-Cap Equity Fund	9,981,551	(10,216,223)	—	—
Total Return Fund	16,009,545	(16,951,518)	—	—
Fixed Income Fund	6,578,469	(6,671,309)	—	—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year-end.

For the year ended September 30, 2015, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral (1)	Security Lending Collateral Non-Cash Collateral(2)
Global Allocation Fund	$119,842,474	$116,912,647	$1,400,444
Dividend Equity Fund	3,430,692	3,320,444	119,615
Premier Growth Equity Fund	13,140,208	13,189,050	—
Small-Cap Equity Fund	10,216,223	9,981,551	239,717
Total Return Fund	16,951,518	16,009,545	1,123,873
Fixed Income Fund	6,671,309	6,578,469	249,443

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of U.S. Government Treasury & Agency debt and Sovereign debt.

For the year ended September 30, 2015, the Tax-Exempt Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include

Annual Report	85

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

(but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2015, permanent differences chiefly resulting from partnership basis adjustments,

defaulted bonds, foreign currency gains and losses, dividends received and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in- Capital
Global Allocation Fund	$(6,296,966)	$6,296,863	$103
Dividend Equity Fund	5,061	(5,061)	—
Premier Growth Equity Fund	14,172	(14,172)	—
Small-Cap Equity Fund	14,433	(14,433)	—
Total Return Fund	(98,597)	98,597	—
Tax-Exempt Fund	—	—	—
Fixed Income Fund	300,876	(408)	(300,468)

At September 30, 2015, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Global Allocation Fund	$1,816,423	$—	$—	$(7,010,399)	$(4,377,475)	$(431,411,627)
Dividend Equity Fund	42,942	2,907,066	—	(22,528)	—	(511,797)
Premier Growth Equity Fund	250,247	17,399,085	—	(1)	—	57,545,413
Small-Cap Equity Fund	36,950	4,986,414	—	—	—	1,049,214
Total Return Fund	2,147,792	6,088,052	—	—	—	(6,050,628)
Tax-Exempt Fund	—	602,638	66,132	—	—	1,129,980
Fixed Income Fund	—	—	—	(36,504)	(2,184,415)	(2,745,386)

(1)	Other temporary differences are comprised of dividends payable and organizational expenses.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of September 30, 2015, the most recent tax year-end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2016	2017	2018	No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
Global Allocation Fund	$—	$733,520	$604,956	$—	$—	$1,338,476
Dividend Equity Fund	—	—	—	—	—	—
Premier Growth Equity Fund	—	—	—	—	—	—
Small-Cap Equity Fund	—	—	—	—	—	—
Total Return Fund	—	—	—	—	—	—
Tax-Exempt Fund	—	—	—	—	—	—
Fixed Income Fund	—	—	—	—	380,945	380,945

(1)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(2)

Includes capital loss acquired due to Global Allocation Fund’s merger with U.S. Equity Fund on September 28, 2012 and the prior year mergers with Highland International Equity Fund and Global Select Equity Fund on September 20, 2013. The Global Allocation Fund’s ability to utilize these capital losses is limited under Internal Revenue Service regulations.

86	Annual Report

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September 30, 2015	Highland Funds II

During the year ended September 30, 2015, the Global Allocation Fund and the Fixed Income Fund utilized capital carryforwards in the amount of $1,363,307 and $1,758,948, respectively.

The tax composition of distributions paid during the years ended September 30, 2015 and September 30, 2014 (unless otherwise indicated) were as follows:

	Distributions Paid From:
Fund	Exempt Interest	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital(2)
Global Allocation Fund
2015	$—	$94,000,568	$10,622,900	$—
2014	—	11,339,592	4,076,066	—
Dividend Equity Fund
2015	—	300,846	738,229	—
2014	—	411,221	279,443	—
Premier Growth Equity Fund
2015	—	21,606	15,498,986	—
2014	—	276,833	11,468,165	—
Small-Cap Equity Fund
2015	—	61,797	4,493,225	—
2014	—	—	2,894,526	—
Total Return Fund
2015	—	798,002	3,634,726	—
2014	—	686,406	—	—
Tax-Exempt Fund
2015	447,333	5,279	246,491	—
2014	792,183	21,272	—	—
Fixed Income Fund
2015	—	2,984,538	—	301,597
2014	—	2,928,491	—	178,829

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Unrealized appreciation and depreciation at September 30, 2015, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Global Allocation Fund	$83,900,540	$495,093,665	$(411,193,125)	$2,726,330,452
Dividend Equity Fund	625,958	1,137,698	(511,740)	16,001,576
Premier Growth Equity Fund	62,269,583	4,724,170	57,545,413	180,175,114
Small-Cap Equity Fund	5,420,294	4,371,080	1,049,214	45,139,110
Total Return Fund	877,982	6,925,379	(6,047,397)	96,127,019
Tax-Exempt Fund	1,204,993	75,013	1,129,980	18,648,476
Fixed Income Fund	1,165,493	3,910,879	(2,745,386)	143,217,700

Annual Report	87

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

Under current laws, certain capital losses after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2015, the Funds elected to defer the following losses incurred from November 1, 2014 through September 30, 2015:

Fund	Realized Capital Losses	Ordinary Losses
Global Allocation Fund	$3,038,999	$—
Dividend Equity Fund	—	—
Premier Growth Equity Fund	—	—
Small-Cap Equity Fund	—	—
Total Return Fund	—	—
Tax-Exempt Fund	—	—
Fixed Income Fund	1,803,470	—

Note 6. Credit Agreement

Effective May 24, 2013, the Funds entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds’ aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus applicable spread or the LIBOR plus the applicable spread. As of September 30, 2015 the spread was 1.25%. In addition, the Funds agree to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Commitment fees-credit agreement” on the Statement of Operations. On May 23, 2014, the Credit Agreement was amended to extend the expiration date to May 22, 2015. On October 27, 2014, the Credit Agreement was increased to $150,000,000. Additionally, the Funds agreed to pay increased commitment fee expenses of 0.15% on undrawn amounts. On May 22, 2015, the Unsecured Credit Agreement was amended to extend the expiration date to May 20, 2016 and to increase commitment fee expenses to 0.20% on undrawn amounts. For the year ended September 30, 2015, the Global Allocation Fund, Dividend Equity Fund and the Tax-Exempt Fund had interest expenses related to the Unsecured Credit Agreement in the amounts of $121,835, $790 and $1,560, respectively. As of the year ended September 30, 2015, none of the Funds had outstanding borrowings. For the year ended September 30, 2015, the Global Allocation Fund, the Dividend Equity Fund and the Tax-Exempt Fund’s average daily note balances were $41,368,000, $2,500,000 and $1,100,000, respectively, at a weighted average interest rate of 1.14%, 1.12% and 1.12%, respectively.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory Fees and Administration Fees

For its investment advisory and administrative services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended September 30, 2015:

Fund	Annual Fee Rate to the Investment Adviser
Global Allocation Fund	0.40%
Dividend Equity Fund	1.00%
Premier Growth Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Tax-Exempt Fund	0.35%
Fixed Income Fund	0.30%

For the Dividend Equity Fund, the Investment Adviser provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets.

Sub-Advisory Fees

The Premier Growth Equity Fund is sub-advised by GE Asset Management Incorporated (“GEAM”). The Total Return Fund was sub-advised by GEAM until February 1, 2015, at which time it became sub-advised by First Foundation Advisors (“FFA”). The Tax-Exempt Fund and the Fixed Income Fund are sub-advised by FFA. The Dividend Equity Fund is sub-advised by Brookmont Capital Management, LLC. The Small-Cap Equity Fund was a sub-advised by Palisade Capital Management, LLC (“Palisade”) until July 1, 2015. The Investment Adviser pays each sub-advisor a fee that it receives from the respective Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Funds pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other

88	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Global Allocation Fund, the Dividend Equity Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund to 0.65%, 1.00%, 0.95%, 0.95%, 0.65% and 0.65%, respectively, of average daily net assets attributable to any class of the Global Allocation Fund, the Dividend Equity Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Board.

The Trust, on behalf of each Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to a Fund pursuant to its respective Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of such Fund, in the aggregate, would not cause a Fund’s total annual operating expenses in any such year to exceed the amount of its Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under an Expense Cap before payment of a Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

To the extent the Investment Adviser waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within thirty-six months after the date a Fund accrues the liability, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2015, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Expiring
Fund	2016	2017	2018
Global Allocation Fund	$—	$—	$—
Dividend Equity Fund	129,689	90,941	142,597
Premier Growth Equity Fund	—	—	—
Small-Cap Equity Fund	—	55,044	193,129
Total Return Fund	—	—	—
Tax-Exempt Fund	—	—	25,890
Fixed Income Fund	—	—	—

During the year ended September 30, 2015, the Investment Adviser waived $34,296 in administrative fees for the Dividend Equity Fund. This administration fee waiver is voluntary and is subject to termination at any time by the Investment Adviser without notice.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are advised by the Investment Adviser or its affiliated advisors as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Distribution and Shareholder Service Fees

The Funds have a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class R shares of the Funds. In addition, the Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares for the Dividend Equity Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a
12b-1 fee.

The Underwriter received $418,778 of front-end sales charges from the sale of Class A shares and $42,551 in contingent deferred sales charges from the redemption of Class C shares of the Funds.

Annual Report	89

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty credit risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Illiquid Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability. For the year ended September 30, 2015, only the Global Allocation Fund was subject to illiquid securities risk.

Indemnification Risk

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Investments in Foreign Markets Risk

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

90	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. For the year ended September 30, 2015, only the Global Allocation Fund was subject to restricted securities risk.

Senior Loans Risk

The risk that the issuer or a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce a Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a rising long-term interest rate environment. A Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. For the year ended September 30, 2015, only the Global Allocation Fund was subject to senior loans risk.

Short-Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. For the year ended September 30, 2015, only the Global Allocation Fund was subject to short-selling risk.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2015, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Global Allocation Fund	$—	$—	$3,412,017,678	$1,913,348,171
Dividend Equity Fund	—	—	3,140,479	14,062,242
Premier Growth Equity Fund	—	—	51,575,868	40,690,654
Small-Cap Equity Fund	—	—	28,680,376	29,888,923
Total Return Fund	14,248,015	24,364,209	106,802,837	91,077,027
Tax-Exempt Fund	—	—	3,119,245	13,330,739
Fixed Income Fund	45,165,480	59,061,254	26,688,568	17,997,208

Annual Report	91

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Funds II

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities.

The Global Allocation Fund held at least five percent of the outstanding voting securities of the following companies during the year ended September 30, 2015:

			Market Value
Issuer	Shares at September 30, 2014	Shares at September 30, 2015	September 30, 2014	September 30, 2015	Affiliated Income	Purchases	Sales
BB Votorantim Highland Infrastructure LLC (Non-U.S. Investment Companies)	10,000	10,000	$4,195,723	$2,937,405	$—	$—	$—
Highland Energy MLP Fund (U.S. Master Limited Partnerships)	936,170	3,385,921	11,421,277	25,970,018	—	26,407,284	—
Highland HFR Equity Hedge ETF (U.S. Exchange-Traded Funds)	—	495,000	—	9,157,500	—	10,000,000	99,987
Highland HFR Event-Driven ETF (U.S. Exchange-Traded Funds)	—	495,000	—	8,573,648	—	10,000,000	100,055
Highland HFR Global ETF (U.S. Exchange-Traded Funds)	—	495,000	—	9,370,300	—	10,000,000	99,555
Highland iBoxx Senior Loan ETF (U.S. Exchange-Traded Funds)	543,198	343,198	10,581,497	6,345,731	261,005	—	3,887,914

	$1,489,368	$5,224,119	$26,198,497	$62,354,602	$261,005	$56,407,284	$4,187,511

Note 11. New Accounting Pronouncements

ASU 2015-07

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of

Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Company’s financial statements.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

92	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Highland Funds II:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund, each a series of Highland Funds II trust, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Highland Funds II trust as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 20, 2015

Annual Report	93

ADDITIONAL INFORMATION (unaudited)

September 30, 2015	Highland Funds II

Tax Information

For the fiscal year ended September 30, 2015, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Global Allocation Fund	$10,622,900	—%	9.89%	12.14%
Dividend Equity Fund	738,229	—%	83.22%	100%
Premier Growth Equity Fund	15,498,986	—%	100%	100%
Small-Cap Equity Fund	4,493,225	—%	100%	100%
Total Return Fund	3,634,726	—%	21.01%	61.69%
Tax Exempt Fund	246,491	98.8%	—%	—%
Fixed Income Fund	—	—%	7.71%	27.63%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activ-

ities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire year ended September 30, 2015.

Actual Expenses: The first section of the table for each Fund provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 — 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

94	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

Hypothetical Example for Comparison Purposes: The second section of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second section of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/1 5	Ending Account Value 09/30/15	Annualized Expense Ratio(1)	Expenses Paid During the Period (1)	Actual Returns for Period

Highland Global Allocation Fund
Actual Fund Return
Class A	$1,000.00	$785.60	1.02%	$4.57	(21.44)%
Class C	1,000.00	783.10	1.74%	7.78	(21.69)%
Class R	1,000.00	785.40	1.25%	5.59	(21.46)%
Class Y	1,000.00	787.50	0.73%	3.27	(21.25)%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.95	1.02%	$5.17	5.00%
Class C	1,000.00	1,016.34	1.74%	8.80	5.00%
Class R	1,000.00	1,018.80	1.25%	6.33	5.00%
Class Y	1,000.00	1,021.41	0.73%	3.70	5.00%

Highland Dividend Equity Fund
Actual Fund Return
Class A	$1,000.00	$909.10	0.34%	$1.63	(9.09)%
Class C	1,000.00	906.00	1.12%	5.35	(9.40)%
Class Y	1,000.00	910.90	(0.05)%	(0.24)	(8.91)%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,023.36	0.34%	$1.72	5.00%
Class C	1,000.00	1,019.45	1.12%	5.67	5.00%
Class Y	1,000.00	1,025.32	(0.05)%	(0.25)	5.00%

Highland Premier Growth Equity Fund
Actual Fund Return
Class A	$1,000.00	$918.70	1.15%	$5.53	(8.13)%
Class C	1,000.00	915.20	1.90%	9.12	(8.48)%
Class R	1,000.00	917.70	1.39%	6.68	(8.23)%
Class Y	1,000.00	919.90	0.90%	4.33	(8.01)%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$5.82	5.00%
Class C	1,000.00	1,015.54	1.90%	9.60	5.00%
Class R	1,000.00	1,018.10	1.39%	7.03	5.00%
Class Y	1,000.00	1,020.56	0.90%	4.56	5.00%

	Beginning Account Value 04/01/1 5	Ending Account Value 09/30/15	Annualized Expense Ratio(1)	Expenses Paid During the Period (1)	Actual Returns for Period

Highland Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$878.00	0.79%	$3.72	(12.20)%
Class C	1,000.00	875.30	1.57%	7.38	(12.47)%
Class R	1,000.00	876.40	1.27%	5.97	(12.36)%
Class Y	1,000.00	879.40	0.70%	3.30	(12.06)%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,021.11	0.79%	$4.00	5.00%
Class C	1,000.00	1,017.20	1.57%	7.94	5.00%
Class R	1,000.00	1,018.70	1.27%	6.43	5.00%
Class Y	1,000.00	1,021.56	0.70%	3.55	5.00%

Highland Total Return Fund
Actual Fund Return
Class A	$1,000.00	$936.10	1.07%	$5.19	(6.39)%
Class C	1,000.00	875.30	1.82%	8.56	(12.47)%
Class R	1,000.00	876.40	1.38%	6.49	(12.36)%
Class Y	1,000.00	879.40	0.87%	4.10	(12.06)%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.70	1.07%	$5.42	5.00%
Class C	1,000.00	1,015.94	1.82%	9.20	5.00%
Class R	1,000.00	1,018.15	1.38%	6.98	5.00%
Class Y	1,000.00	1,020.71	0.87%	4.41	5.00%

Highland Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$1,002.00	0.75%	$3.76	0.20%
Class C	1,000.00	998.30	1.49%	7.46	(0.17)%
Class Y	1,000.00	1,003.30	0.52%	2.61	0.33%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,021.31	0.75%	$3.80	5.00%
Class C	1,000.00	1,017.60	1.49%	7.54	5.00%
Class Y	1,000.00	1,022.46	0.52%	2.64	5.00%

Highland Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$981.60	0.88%	$4.37	(1.84)%
Class C	1,000.00	978.00	1.63%	8.08	(2.20)%
Class R	1,000.00	980.30	1.13%	5.61	(1.97)%
Class Y	1,000.00	982.90	0.61%	3.03	(1.71)%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.66	0.88%	$4.46	5.00%
Class C	1,000.00	1,016.90	1.63%	8.24	5.00%
Class R	1,000.00	1,019.80	1.13%	5.72	5.00%
Class Y	1,000.00	1,022.01	0.61%	3.09	5.00%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Annual Report	95

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

Approval of Highland Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Trust has also retained the following sub-advisers (the “Sub-Advisers” and, together with the Investment Adviser, the “Advisers”) to serve as sub-advisers to certain Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the relevant Sub-Adviser with respect to the appropriate Fund: Brookmont Capital, LLC, on behalf of Highland Dividend Equity Fund; GE Asset Management, Inc., on behalf of Highland Premier Growth Equity Fund; and First Foundation Advisors on behalf of Highland Tax Exempt Fund, Highland Fixed Income Fund and Highland Total Return Fund. The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on December 4-5, 2014, the Board of Trustees, including the Independent Trustees, approved, for an initial two-year period commencing February 1, 2015, the sub-advisory agreement between the Investment Adviser and First Foundation Advisors on behalf of Highland Total Return Fund.

At a meeting held on September 10-11, 2015, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing November 1, 2015, the continuance of the Agreements, other than the sub-advisory agreement between the Investment Adviser and First Foundation Advisors on behalf of Highland Total Return, with respect to Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Fixed Income Fund, Highland Tax-Exempt Fund, Highland Global Allocation Fund and Highland Total Return Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on December 4-5, 2014, August 27, 2015 and September 10-11, 2015, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ fees (or proposed fees, as applicable) and operating expenses (or anticipated operating expenses, as applicable) compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. The Trustees also relied on information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Advisers and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers. The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including portfolio manager compensation arrangements. With regard to Funds for which the Investment Adviser has retained a Sub-Adviser, the Trustees considered the services to be provided by the Investment Adviser with respect to the supervision of each Sub-Adviser, including a review of the performance of each Sub-Adviser of its obligations to the

96	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

applicable Fund; a review of each Sub-Adviser’s investment performance in respect of each applicable Fund; a review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and making appropriate reports to the Trustees; a review and consideration of any changes in the ownership or senior management of each Sub-Adviser and making appropriate reports to the Trustees; and recommendations of the Investment Adviser with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

The Advisers’ Historical Performance in Managing the Funds. With respect to the Agreements being considered for renewal, the Board of Trustees reviewed the historical performance of the Advisers and the Funds’ portfolio management teams in managing the Funds over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. With respect to the Funds, the Trustees discussed relative performance and contrasted the performance of the Funds and their respective portfolio management teams versus that of the Funds’ peers, as represented by certain other registered investment companies that follow investment strategies similar to the Funds as well as comparable indices. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. With respect to the approval of the sub-advisory agreement between First Foundation Advisors and the Investment Adviser on behalf of Highland Total Return Fund, the Board reviewed the performance records of the FFA Wealth Management Equity Portfolio, the First Foundation Fixed Income Composite, a blended composite comprised of 60% of the First Foundation Equity Composite and 40% of the First Foundation Fixed Income Composite, and First Foundation Advisors’ management style and long-term performance records with respect to each. The Board also took into account the Investment Adviser’s discussion of the performance of Highland Total Return Fund.

In the case of each Fund that had performance that lagged that of its benchmark for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable under the circumstances prevailing at the time and consistent with the applicable Fund’s investment objective and policies; (2) that the applicable Fund had a limited operating history; and (3) that the applicable Fund hired a new sub-adviser.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Funds. The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received or proposed to be received by the Advisers for their services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Funds under separate agreements and whether such fees are appropriate; and (5) with respect to the applicable Advisory Agreements, the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to Sub-Advisers for a given period. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Investment Adviser or Sub-Adviser to the relevant Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Funds by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Funds in affiliated funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Advisers with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

Annual Report	97

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of the Funds over time and historical net expenses relative to asset levels, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately, with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-adviser on the one hand and shareholders of the Funds on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

98	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	18	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	18	Trustee of ARC Realty
Finance Trust,
Director of KC
Concessions, Inc.;
Trustee of Realty
Capital Income
Funds Trust; Director
of American Realty
Capital Healthcare
Trust II; Director,
American Realty
Capital Daily Net
Asset Value Trust,
Inc.; Director of
American Sports
Enterprise, Inc.;
Director of Davidson
Investment Advisors;
Chairman and
owner, Kane County
Cougars Baseball
Club; Advisory Board
of Directors, Internet
Connectivity Group,
Inc.; Director of AR
Capital Acquisition
Corp.; Director of The
Midwest League of
Professional Baseball
Clubs, Inc.; Director
of Ozzie’s Outreach
					Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	99

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	18	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	18	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

100	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board, Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since June 2012; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.	18	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Funds. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc. (“HCNY”), an affiliated person of the Adviser, of approximately $2.5 million. Mr. Honis also serves as director of two companies, American Home Patient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from American Home Patient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000. In light of these relationships between Mr. Honis and affiliates of HCM, it is possible that the U.S. Securities and Exchange Commission might in the future determine Mr. Honis to be an interested person of the Trust.
4	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Adviser.

Annual Report	101

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since June 2012; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, Highland Funds I and Highland Funds II since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

102	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

Brookmont Capital Management, LLC

2000 McKinney Avenue, Suite 1230

Dallas, Texas 75201

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612 - 0145

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904

Palisade Capital Management, LLC

One Bridge Plaza

Fort Lee, NJ 07024

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	103

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Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds II	Annual Report, September 30, 2015

www.highlandfunds.com	HFII-AR-09/15

Highland Energy MLP Fund

Annual Report

September 30, 2015

Highland Energy MLP Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

September 30, 2015	Highland Energy MLP Fund

Performance Overview

For the period that ended on September 30, 2015, the Highland Energy MLP Fund returned -43.12% for Class A shares, -43.55% for Class C shares, -43.16% for Class R shares, and -43.01% for Class Y shares. The Alerian MLP Index, the Fund’s benchmark, returned -38.36%, and the Fund’s Morningstar peer group, US OE Equity Energy (excluding the Highland Energy MLP Fund), returned an average of -33.86% during the same period.

Manager’s Discussion

During this period, the Fund was primarily invested in limited and general partnership interests of Master Limited Partnerships (MLPs) engaged in the energy industry. While the Fund’s performance was consistent with its peers, it was impacted by the volatility in energy commodity prices and negative investor sentiment that contributed to increased investment outflows from the asset class.

The Fund’s performance was negatively impacted by its overweighting of interests in higher growth general partnerships as well as certain limited partnerships in which the entities have high anticipated growth due to organic projects and/or a large inventory of asset dropdown candidates at its parent. The Fund is also focused on diversified, larger cap entities that we believe should be better positioned to weather and to capitalize from the energy downturn. However, these positions suffered disproportionately (versus smaller peers) as investors sought liquidity in the asset class.

At the beginning of 2015, the Fund implemented leverage and was repositioned to focus more on core positions that were deemed to be best-suited to withstand the turbulence in the energy markets. Otherwise, there have been no significant changes to Fund since it was transitioned to an MLP-focused strategy on March 29, 2013.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2015	Highland Energy MLP Fund

Highland Energy MLP Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Energy MLP Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	-43.12%	-4.00%	12/01/11
Class A Shares, with sales charge	-46.38%	-5.47%
Class C Shares, without sales charge	-43.55%	-4.64%	12/01/11
Class C Shares, with sales charge	-44.09%	-4.64%
Class R Shares	-43.16%	-4.07%	12/01/11
Class Y Shares	-43.01%	-3.66%	12/01/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share then redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratios as reported in the Fund’s prospectus are Class A: 10.54%, Class C: 11.29%, Class R: 10.79% and Class Y: 10.29%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund. The Expense Cap will continue through at least January 31, 2017.

Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

The Fund’s investments in MLPs involve additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that a limited partner could lose its tax status as a partnership which could reduce or eliminate distributions paid by MLPs to the Fund. Additional management fees and other expenses are associated with investing in MLP funds. The Fund is subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce its net asset value. An investment in the Fund is not entitled to the same tax benefits as a direct investment in an MLP. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities. Investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

The Fund is organized as a Subchapter “C” Corporation which means that it will pay federal, income taxes at a corporate rate (currently as high as 35%) as well as state and local taxes based on its taxable income. The potential benefit of investing in MLPs generally is their treatment as partnerships for federal income purposes. Because the Fund is a corporation, it will be taxed at the Fund level, which will reduce the amount of cash available for distribution and the Fund’s net asset value. A significant portion of the Fund’s distributions may be tax deferred return of capital (ROC), which reduces a shareholder’s cost basis in its shares and therefore increases any gain or decreases any loss realized when the shares are sold.

Mutual fund investing involves risk, including the possible loss of principal.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

2	Annual Report

FUND PROFILE (unaudited)

Highland Energy MLP Fund

Objective

Highland Energy MLP Fund (the “Fund”) seeks to provide investors with current income and capital appreciation.

Net Assets as of September 30, 2015

$40.8 million

Portfolio Data as of September 30, 2015

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Top 10 Holdings as of 09/30/2015 (%)(1)(2)
Plains All American Pipeline LP (Master Limited Partnerships)	14.7
Energy Transfer Equity LP (Master Limited Partnerships)	11.3
Williams Cos., Inc. (The) (Common Stocks)	11.2
Enterprise Products Partners LP (Master Limited Partnerships)	10.5
Targa Resources Corp. (Common Stocks)	9.2
MarkWest Energy Partners LP (Master Limited Partnerships)	7.0
Kinder Morgan, Inc. (Common Stocks)	6.8
Energy Transfer Partners LP (Master Limited Partnerships)	5.7
Tesoro Logistics LP (Master Limited Partnerships)	5.6
Shell Midstream Partners LP (Master Limited Partnerships)	5.2

(1)	Holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s cash equivalent investments.

Annual Report	3

FINANCIAL STATEMENTS

September 30, 2015	Highland Energy MLP Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2015	Highland Energy MLP Fund

Shares		Value ($)

Common Stocks - 33.3%

ENERGY - 33.3%
41,077	EnLink Midstream LLC	750,887
100,758	Kinder Morgan, Inc.	2,788,981
39,528	SemGroup Corp., Class A	1,709,191
73,211	Targa Resources Corp.	3,771,831
124,076	Williams Cos., Inc. (The)	4,572,201

		13,593,091

	Total Common Stocks (Cost $21,120,393)	13,593,091

Master Limited Partnerships - 94.4%

ENERGY - 94.4%
172,731	Boardwalk Pipeline Partners LP (a)	2,033,044
1,250	Columbia Pipeline Partners LP	15,825
215,129	Crestwood Equity Partners LP	490,494
66,000	Crestwood Midstream Partners LP	407,880
70,992	Dynagas LNG Partners LP	944,194
56,673	Energy Transfer Partners LP	2,327,560
221,332	Energy Transfer Equity LP	4,605,919
91,952	EnLink Midstream Partners LP	1,449,164
171,613	Enterprise Products Partners LP (a)	4,273,164
5,000	EQT GP Holdings LP (b)	113,700
16,791	EQT Midstream Partners LP	1,113,747
109,270	Foresight Energy LP	582,409
66,276	MarkWest Energy Partners LP	2,843,903
46,340	NGL Energy Partners LP	925,410
22,739	NuStar Energy LP	1,019,162
197,221	Plains All American Pipeline LP (a)	5,991,574
85,637	Plains GP Holdings LP, Class A	1,498,647
71,937	Shell Midstream Partners LP	2,117,106
31,828	Targa Resources Partners LP	924,285
50,367	Tesoro Logistics LP	2,266,515
43,582	Western Gas Equity Partners LP	1,718,438
27,389	Williams Partners LP	874,257

		38,536,397

	Total Master Limited Partnerships (Cost $57,035,321)	38,536,397

Units		Value ($)

Warrants (b) - 1.5%

ENERGY - 1.5%
663,481	Kinder Morgan, Inc., expires 05/25/2017	610,403

	Total Warrants (Cost $2,598,672)	610,403

Cash Equivalents - 1.3%
526,347	State Street Institutional Liquid Reserves Fund	526,347

	Total Cash Equivalents (Cost $526,347)	526,347

Total Investments - 130.5%		53,266,238

(Cost $81,280,733)
Other Assets & Liabilities, Net - (30.5)%		(12,442,575)

Net Assets - 100.0%		40,823,663

(a)	All or part of this security is pledged as collateral for written options contracts. The market value of the securities pledged as collateral was $3,941,000.
(b)	Non-income producing security.

Written options contracts outstanding as of September 30, 2015 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
WRITTEN CALL OPTIONS:
Williams Cos., Inc. (The)	$65.00	January 2016	210	$45,063	$(840)

Total Written Options Contracts				$45,063	$(840)

See accompanying Notes to Financial Statements.	5

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2015	Highland Energy MLP Fund

($)
Assets
Investments, at value	52,739,891
Cash equivalents (Note 2)	526,347
Cash	4
Receivable for:
Dividends	381
Fund shares sold	3,730
Net deferred tax asset (Note 5)	3,887,762
Prepaid expenses and other assets	39,252

Total assets	57,197,367

Liabilities
Due to broker	219
Notes payable (Note 6)	15,500,000
Written options contracts, at value (Note 3)	840
Payable for:
Fund shares redeemed	721,436
Investment advisory and administration fees (Note 7)	34,663
Distribution and shareholder service fees (Note 7)	480
Transfer agent fees	3,651
Interest expense (Note 6)	22,944
Commitment fee payable (Note 6)	813
Accrued expenses and other liabilities	88,658

Total liabilities	16,373,704

Net Assets	40,823,663

Net Assets Consist of:
Par value (Note 1)	6,193
Paid-in capital	66,197,163
Accumulated net investment loss, net of income taxes	(634,706)
Accumulated net realized gain from investments, net of income taxes	(791,244)
Net unrealized depreciation on investments	(23,953,743)

Net Assets	40,823,663

Investments, at cost	80,754,386
Cash equivalents, at cost	526,347
Written option premiums received	45,063

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of September 30, 2015	Highland Energy MLP Fund

($)
Class A:
Net assets	9,575,405
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,454,218

Net asset value per share(a)(b)	6.58

Maximum offering price per share(c)	6.98

Class C:
Net assets	2,522,752
Shares outstanding ($0.001 par value; unlimited shares authorized)	384,373

Net asset value and offering price per share(a)	6.56

Class R:
Net assets	18,754
Shares outstanding ($0.001 par value; unlimited shares authorized)	2,839

Net asset value, offering and redemption price per share	6.61

Class Y:
Net assets	28,706,752
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,351,286

Net asset value, offering and redemption price per share	6.60

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the year ended September 30, 2015	Highland Energy MLP Fund

($)
Investment Income
Income:
Dividends and distributions	2,606,615
Return of capital (Note 2)	(2,344,828)
Interest	1,145

Total Income	262,932

Expenses:
Investment advisory fees (Note 7)	490,613
Administration fees (Note 7)	98,123
Distribution and shareholder service fees (Note 7):
Class A	22,579
Class C	18,123
Class R	547
Transfer agent fees	19,734
Trustees’ fees (Note 7)	6,495
Accounting services fees	23,990
Registration fees	65,474
Insurance	5,128
Reports to shareholders	25,784
Interest expense (Note 6)	140,262
Commitment fees-credit agreement (Note 6)	2,654
Other	6,057

Total operating expenses before waiver and reimbursement (Note 7)	925,563
Less: Expenses waived or borne by the adviser and administrator	(195,158)

Net operating expenses	730,405

Net investment loss, before income taxes	(467,473)

Deferred tax expense (Note 5)	(37,852)

Net investment loss, net of income tax benefit	(505,325)

Net Realized and Unrealized Gain (Loss) on Investments Realized loss on:
Investments	(690,493)
Deferred tax expense (Note 5)	(148,409)
Change in unrealized appreciation (depreciation) on:
Investments	(30,820,680)
Written options contracts (Note 3)	44,223
Deferred tax benefit (Note 5)	5,032,368

Net realized and unrealized loss on investments	(26,582,991)

Total decrease in net assets resulting from operations	(27,088,316)

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2015 ($)	Year Ended September 30, 2014 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss, net of income taxes	(505,325)	(35,475)
Net realized gain on investments, net of income taxes	(838,902)	38,835
Net increase (decrease) in unrealized appreciation (depreciation) on investments, net of income taxes	(25,744,089)	1,552,365

Net increase (decrease) from operations	(27,088,316)	1,555,725

Distributions to shareholders from:
Earnings and profits
Class A	—	(3,849)
Class C	—	(957)
Class R	—	(84)
Class Y	—	(73,275)
Return of Capital
Class A	(457,222)	(19,524)
Class C	(87,820)	(4,857)
Class R	(7,813)	(425)
Class Y	(2,048,106)	(371,724)

Total distributions	(2,600,961)	(474,695)

Increase (decrease) in net assets from operations and distributions	(29,689,277)	1,081,030

Share transactions:
Proceeds from sale of shares
Class A	19,780,466	2,747,437
Class C	3,958,426	481,752
Class R	565,234	10
Class Y	39,361,121	25,940,312
Value of distributions reinvested
Class A	347,722	17,828
Class C	71,959	3,678
Class R	7,813	549
Class Y	2,041,279	445,928
Cost of shares redeemed
Class A	(6,814,827)	(73,567)
Class C	(362,298)	(29,808)
Class R	(505,321)	—
Class Y	(20,941,875)	(1,072,393)

Net increase from shares transactions	37,509,699	28,461,726

Total increase in net assets	7,820,422	29,542,756
Net Assets
Beginning of period	33,003,241	3,460,485

End of period	40,823,663	33,003,241

Accumulated net investment income (loss)	(634,706)	(129,381)

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Energy MLP Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	1,885,039	227,978
Issued for distribution reinvested	34,599	1,541
Shares redeemed	(692,059)	(6,541)

Net increase in fund shares	1,227,579	222,978

Class C:
Shares sold	370,623	40,636
Issued for distribution reinvested	7,465	320
Shares redeemed	(34,116)	(2,528)

Net increase in fund shares	343,972	38,428

Class R:
Shares sold	49,923	1
Shares redeemed	711	—
Issued for distribution reinvested	(48,885)	49

Net increase in fund shares	1,749	50

Class Y:
Shares sold	3,665,318	2,156,061
Issued for distribution reinvested	198,772	38,904
Shares redeemed	(1,948,335)	(87,450)

Net increase in fund shares	1,915,755	2,107,515

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2015	2014		2013

Net Asset Value, Beginning of Period	$12.17	$10.32		$10.98	$10.00
Income from Investment Operations:
Net investment income/ (loss)(b)	(0.12)	(0.13)		(0.08)	0.01
Net realized and unrealized gain/(loss)	(4.94)	2.52		1.06	1.02

Total from investment operations	(5.06)	2.39		0.98	1.03
Less Distributions Declared to Shareholders:
From earnings and profits	—	(0.09)		(1.32)	(0.05)
From return of capital	(0.53)	(0.45)		(0.32)	—

Total distributions declared to shareholders	(0.53)	(0.54)		(1.64)	(0.05)
Net Asset Value, End of Period	$6.58	$12.17		$10.32	$10.98
Total Return(c)	(43.12)%	23.83%		10.07%	10.31	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$9,575	$2,758		$38	$11
Total operating expenses	2.05%	3.02%		20.12%	6.88%
Waiver/reimbursement	(0.40)%	(1.57)%		(18.88)%	(4.63)%
Net operating expenses(f)	1.65%	1.45%		1.24%	2.25%
Dividends for short positions	—	—		—	0.02%
Net expenses(f)	1.65%	1.45%		1.24%	2.27%
Income tax expense/(benefit)	(9.88)%	(0.39	)%(g)	6.18%	—
Total expense, net of income taxes	(8.23)%	1.06	%(g)	7.42%	2.27%
Net investment income/(loss), net of income taxes	8.76%	(0.68	)%(g)	(0.74)%	0.07%
Portfolio turnover rate	33%	40%		177%	254	%(d)

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Excludes income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation). For the year ended September 30, 2014, ratios including income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation) were the following:

Income tax expense/(benefit)	7.58%
Total expense, net of income taxes	9.03%
Net investment income/(loss), net of income taxes	(8.65)%

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2015	2014		2013

Net Asset Value, Beginning of Period	$12.16	$10.34		$10.96	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.19)	(0.20)		(0.18)	(0.05)
Net realized and unrealized gain/(loss)	(4.94)	2.52		1.10	1.02

Total from investment operations	(5.13)	2.32		0.92	0.97
Less Distributions Declared to Shareholders:
From earnings and profits	—	(0.08)		(1.22)	(0.01)
From return of capital	(0.47)	(0.42)		(0.32)	—

Total distributions declared to shareholders	(0.47)	(0.50)		(1.54)	(0.01)
Net Asset Value, End of Period	$6.56	$12.16		$10.34	$10.96
Total return(c)	(43.55)%	23.02%		9.42%	9.69	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$2,523	$491		$20	$11
Total operating expenses	2.80%	3.69%		20.61%	7.53%
Waiver/reimbursement	(0.40)%	(1.59)%		(18.44)%	(4.63)%
Net operating expenses(f)	2.40%	2.10%		2.17%	2.90%
Dividends for short positions	—	—		—	0.02%
Net expenses(f)	2.40%	2.10%		2.17%	2.92%
Income tax expense/(benefit)	(9.88)%	(0.39	)%(g)	6.18%	—
Total expense, net of income taxes	(7.48)%	1.71	%(g)	8.35%	2.92%
Net investment loss	8.02%	(1.27	)%(g)	(1.68)%	(0.58)%
Portfolio turnover rate	33%	40%		177%	254	%(d)

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Excludes income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation). For the year ended September 30, 2014, ratios including income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation) were the following:

Income tax expense/(benefit)	7.58%
Total expense, net of income taxes	9.68%
Net investment income/(loss), net of income taxes	(9.24)%

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class R

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2015	2014		2013

Net Asset Value, Beginning of Period	$12.22	$10.34		$10.98	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.17)	(0.12)		(0.16)	(0.01)
Net realized and unrealized gain/(loss)	(4.92)	2.52		1.13	1.03

Total from investment operations	(5.09)	2.40		0.97	1.02
Less Distributions Declared to Shareholders:
From earnings and profits	—	(0.09)		(1.29)	(0.04)
From return of capital	(0.52)	(0.43)		(0.32)	—

Total distributions declared to shareholders	(0.52)	(0.52)		(1.61)	(0.04)
Net Asset Value, End of Period	$6.61	$12.22		$10.34	$10.98
Total return(c)	(43.16)%	23.84%		10.02%	10.11	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$19	$13		$11	$11
Total operating expenses	2.30%	3.21%		18.83%	7.03%
Waiver/reimbursement	(0.40)%	(1.61)%		(16.86)%	(4.63)%
Net operating expenses(f)	1.90%	1.60%		1.97%	2.40%
Dividends on short positions	—	—		—	0.02%
Net expenses(f)	1.90%	1.60%		1.97%	2.42%
Income tax expense/(benefit)	(9.88)%	(0.39	)%(g)	6.18%	—
Total expense, net of income taxes	(7.98)%	1.21	%(g)	8.15%	2.42%
Net investment loss	8.30%	(0.71	)%(g)	(1.52)%	(0.08)%
Portfolio turnover rate	33%	40%		177%	254	%(d)

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Excludes income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation). For the year ended September 30, 2014, ratios including income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation) were the following:

Income tax expense/(benefit)	7.58%
Total expense, net of income taxes	9.18%
Net investment income/(loss), net of income taxes	(8.68)%

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2015	2014		2013

Net Asset Value, Beginning of Period	$12.21	$10.34		$10.99	$10.00
Income from Investment Operations:
Net investment income/(loss)(b)	(0.09)	(0.08)		(0.07)	0.04
Net realized and unrealized gain/(loss)	(4.97)	2.52		1.11	1.02

Total from investment operations	(5.06)	2.44		1.04	1.06
Less Distributions Declared to Shareholders:
From earnings and profits	—	(0.09)		(1.37)	(0.07)
From return of capital	(0.55)	(0.48)		(0.32)	—

Total distributions declared to shareholders	(0.55)	(0.57)		(1.69)	(0.07)
Net Asset Value, End of Period	$6.60	$12.21		$10.34	$10.99
Total return(c)	(43.01)%	24.25%		10.62%	10.63	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$28,707	$29,741		$3,392	$4,193
Total operating expenses	1.80%	2.68%		11.25%	6.53%
Waiver/reimbursement	(0.40)%	(1.58)%		(10.05)%	(4.63)%
Net operating expenses(f)	1.40%	1.10%		1.20%	1.90%
Dividends on short positions	—	—		—	0.02%
Net expenses(f)	1.40%	1.10%		1.20%	1.92%
Income tax expense/(benefit)	(9.88)%	(0.39	)%(g)	6.18%	—
Total expense, net of income taxes	(8.48)%	0.71	%(g)	7.38%	1.92%
Net investment (loss)	9.01%	(0.28	)%(g)	(0.71)%	0.42%
Portfolio turnover rate	33%	40%		177%	254	%(d)

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Excludes income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation). For the year ended September 30, 2014, ratios including income tax expense/(benefit) from realized gain/(loss) and change in unrealized appreciation/(depreciation) were the following:

Income tax expense/(benefit)	7.58%
Total expense, net of income taxes	8.68%
Net investment income/(loss), net of income taxes	(8.25)%

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2015	Highland Energy MLP Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises thirteen portfolios although only the following eight are currently being offered including the Highland Energy MLP Fund (“the Fund”). The following portfolios are reported separately: Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Dividend Equity Fund (the “Dividend Equity Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”).

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers four share classes to investors namely Class A, Class C, Class R and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class R and Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each class share. Expenses other than those incurred by the specific Fund are allocated pro rata among the Fund and share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined to generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

Fund at fair value, as determined by the Fund’s Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial Instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2015, the Fund’s investments consisted of common stocks, master limited partnerships, warrants and options. If applicable, the fair values of the Fund’s common stocks, master limited partnerships, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the beginning of the period.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

A summary of the inputs used to value the Fund’s assets as of September 30, 2015 is as follows:

	Total value at September 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks(1)	$13,593,091	$13,593,091	$—	$—
Master Limited Partnerships(1)	38,536,397	38,536,397	—	—
Warrants(1)	610,403	610,403	—	—
Cash Equivalents	526,347	526,347	—	—

Total Assets	53,266,238	53,266,238	—	—

Liabilities
Other Financial Instruments
Written Call Options Contracts
Equity Contracts	(840)	(840)	—	—

Total Liabilities	(840)	(840)	—	—

Total	$53,265,398	$53,265,398	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

For the year ended September 30, 2015, there were no transfers between Levels 1, 2 or 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Partnership Accounting Policy

The Fund records its pro rata share of the income (loss) and capital gains (losses), allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations as “Dividends and distributions” and “Return of capital.”

U.S. Federal Income Tax Status

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, and thus will pay entity-level taxes as described below. The Internal Revenue Code of 1986, as amended (the “Code”), generally provides that an investment company registered under the 1940 Act that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund had previously elected to be treated as a RIC under the Code and, prior to the taxable year ending September 30, 2013, had annually so qualified for the special treatment accorded RICs and their shareholders under the Code.

Income Taxes

Since implementing the Fund’s revised strategy to concentrate in MLP investments, the Fund is no longer eligible for treatment as a regulated investment company under the Code. Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund’s MLP investments operate in various state and local jurisdictions.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

In calculating the Fund’s daily NAV, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue, in accordance with GAAP, a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund also will accrue in accordance with GAAP, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. To the extent the Fund has a net deferred tax asset balance, the Fund may record a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance. The Fund then assesses whether such valuation allowance is needed, considering all available positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV. The assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balance as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax assets or liabilities. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax assets or liabilities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund’s federal and state tax returns for the years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended September 30, 2015, the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $2,344,828 of dividends and distributions received from its investments.

Distributions to Shareholders

The Fund intends to make quarterly cash distributions, including of all or a portion of its net income (after taxes), to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, the Investment Adviser expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return of capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in the Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s NAV. In addition, in the discretion of the Fund, the Fund may determine not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs treated as partnerships under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Note 3. Derivative Transactions

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected at such time as the Fund desires. In the case of an option written by the Fund, the Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

Transactions in written options for the year ended September 30, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, September 30, 2014	—	$—
Call Options Written	210	45,063
Put Options Written	1,570	273,410
Put Options Exercised	(1,570)	(273,410)

Outstanding, September 30, 2015	210	$45,063

Additional Derivative Information

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2015:

Fair Value
Asset Derivative	Liability Derivative
$ —	$(45,063)(1)

(1)	Statement of Assets and Liabilities location: Written options contracts, at value.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015, is as follows:

Fund	Net Realized Gain(Loss) on Derivatives	Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts	$—	$44,223	(1)

(1)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options contracts.

The average monthly volume of derivative activity for the year ended September 30, 2015, is as follows:

Units/Contracts
Written Options contracts	204

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash (U.S. and/or foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the applicable Trust’s securities lending agreement equal to at least 102% or 105% of the market value of the securities loaned, depending on the nature of the loaned securities and the collateral received, as set forth in the Trust’s securities lending agreement. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

Securities lending transactions are entered into pursuant to Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

For the year ended September 30, 2015, the Fund did not participate in securities lending.

Note 5. Income Taxes

The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) differences with respect to the treatment of investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal Tax (Expense) / Benefit	$—	$4,590,744	$4,590,744
State Tax (Expense)/ Benefit	—	255,362	255,362

Total	$—	$4,846,106	$4,846,106

Deferred income taxes reflect (i) taxes on unrealized gains/ (losses), which are attributable to the difference between fair market value and tax basis; (ii) the net tax effects of temporary differences between the carrying amounts of assets and liability for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of net operating losses.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 34% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the year ended September 30, 2015 as follows:

2015
Tax at U.S. federal statutory income tax rate	34.00%
State income taxes, net of federal benefit	1.89
Dividends received deduction	0.40
Return to provision	(0.08)
Change in valuation allowance	(21.05)
Other	0.02
Effective Income tax rate	15.18%

For the year ended September 30, 2015, the Fund’s effective tax rate of 15.18% was less than the combined federal and state tax rate of 35.89% due in large part to the change in valuation allowance.

As of September 30, 2015, significant components of the Fund’s net deferred tax assets were as follows:

	Total
Deferred Tax Assets:
Net unrealized losses (gains) on investments	$9,840,430	(1)
Net operating loss carryforward	360,446
Capital loss carryforward	409,218

Total deferred tax assets	10,610,094

Valuation allowance	(6,722,332)

Total Net Deferred Tax Asset	$3,887,762

(1)	$3,887,762 pertains to unrealized losses (gains) on corporate investments.

As of September 30, 2015, the Fund has tax attributes that carry forward for varying periods. The Fund’s federal net operating loss carryforward of $1,003,770 predominately originated during 2014 and 2015. The net operating loss carryforward generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. The Fund’s capital loss carryforwards of $1,139,852 originated in 2014 and 2015. The net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. The Fund has recorded a full valuation allowance in connection with federal and

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

state net operating loss carryforwards and capital loss carryforwards for which the Fund believes it is more likely than not that the tax benefits will not be recognized. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under ASC 740. In analyzing the potential need for a valuation allowance, the Fund considered the fact that it has incurred a cumulative loss over the three year period ended September 30, 2015. A significant portion of the Fund’s net pre-tax losses related to unrealized depreciation of investments arose during the fourth quarter of the 2015 fiscal year as a result of the decline in the overall financial, commodity and MLP markets.

The balance of the deferred tax asset is equal to the tax effected unrealized losses on the Fund’s C-corporation investments. When assessing the recoverability of its deferred tax asset, significant weight was given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Due to the tax treatment of the Fund’s partnership investments, Management has been able to forecast future taxable income of the appropriate character from those investments. This expected taxable income is sufficient to more likely than not realize the benefit of the unrealized losses of the C-corporation investments. Recovery of the balance of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Management has determined that it is more likely than not that the balance of the deferred tax asset will be realized through expected future taxable income of the appropriate character.

The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of the balance of the deferred tax asset and would likely result in additional valuation allowance. If additional valuation allowance is required to reduce the balance of the deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

Year	Return of Capital	Earnings & Profits
2015	$2,600,961	$—
2014	396,530	78,165

Unrealized appreciation and depreciation as of September 30, 2015, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost
$44,223	$27,448,381	$(27,404,158)	$(23,516,395)	$80,143,208

Note 6. Credit Agreement

Effective May 24, 2013, the Fund entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Fund’s aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Fund based on its borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus applicable spread or the LIBOR plus the applicable spread. As of September 30, 2015 the spread was 1.25%. In addition, the Fund agrees to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Commitment fees — credit agreement” on the Statement of Operations. On May 23, 2014, the Credit Agreement was amended to extend the expiration date to May 22, 2015. On October 27, 2014, the Credit Agreement was increased to $150,000,000. Additionally, the Fund agreed to pay increased commitment fee expenses of 0.15% on undrawn amounts. On May 22, 2015, the Unsecured Credit Agreement was amended to extend the expiration date to May 20, 2016 and to increase commitment fee expenses to 0.20% on undrawn amounts. Included in the Statement of Operations is $140,262 of interest expense related to the Credit Agreement and $2,654 of commitment fees. As of September 30, 2015, the Fund had an outstanding balance of $15,500,000 under the Credit Agreement. The fair value of the outstanding debt under the Credit Agreement was estimated to be $15,654,727, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 3 month risk free rate. For the year ended September 30, 2015, the Fund’s average daily note balance was $16,666,346, at a weighted average interest rate of 1.44% for the days outstanding.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory and Administration Fees

For its investment advisory and administrative services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with the Investment Adviser for the year ended September 30, 2015 was 1.00%.

Sub-Advisory Fees

Highland Capital Management, L.P. was the investment sub-adviser to the Fund until termination on April 30, 2015. Prior to that date, the Investment Adviser paid the sub-advisor an investment sub-advisory fee out of the advisory fee that it received from the Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Board.

To the extent the Investment Adviser waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within 36 months after the date such amounts were waived or reimbursed, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2015, the amounts subject to possible future recoupment under the Fund’s expense limitation agreement were $286,066 expiring in 2016, $156,187 expiring in 2017 and $101,941 expiring in 2018.

The Investment Adviser provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. During the year ended September 30, 2015, the Investment Adviser waived
$93,217 in administrative fees for the Fund. This administration fee waiver is voluntary and is subject to termination at any time by the Investment Adviser without notice.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are advised by the Investment Adviser and its affiliated advisors as of the date of this report.

The Fund pays no compensation to its interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund. In addition, the Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class R shares, respectively. Currently Class Y shares are not subject to a 12b-1 fee.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2015	Highland Energy MLP Fund

Indemnification Risk

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 9. Investment Transactions

Purchase and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2015, were as follows:

Other Securities
Purchases	Sales
$72,084,364	$18,551,438

Note 10. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2015 were:

Number	% of Fund Held
2	59.94%

Investment activities of these shareholders could have a material impact on the Fund.

Note 11. New Accounting Pronouncements

ASU 2015-07

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Company’s financial statements.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

24	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Highland Funds II

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Energy MLP Fund, a series of Highland Funds II trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highland Energy MLP Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 20, 2015

Annual Report	25

ADDITIONAL INFORMATION (unaudited)

September 30, 2015	Highland Energy MLP Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the year ended September 30, 2015.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

	Beginning Value 04/01/15	Ending Value 9/30/15	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)	Actual Return
Highland Energy MLP Fund
Actual Fund Return
Class A	$1,000.00	$727.30	12.32%	$53.35	(27.27)%
Class C	1,000.00	724.70	12.87%	55.64	(27.53)%
Class R	1,000.00	728.60	11.95%	51.78	(27.14)%
Class Y	1,000.00	728.00	12.93%	56.01	(27.20)%
Hypothetical
Class A	$1,000.00	$963.30	12.32%	$60.64	5.00%
Class C	1,000.00	960.54	12.87%	63.25	5.00%
Class R	1,000.00	965.15	11.95%	58.87	5.00%
Class Y	1,000.00	960.24	12.93%	63.54	5.00%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Energy MLP Fund

Approval of Highland Funds II Advisory Agreement (MLP Fund)

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 10-11, 2015, the Board of Trustees, including the Independent Trustees, most recently approved for a one-year period commencing November 1, 2015, the continuance of the Advisory Agreement. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 27, 2015 and September 10-11, 2015, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Trustees also relied on information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophy and process of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s Historical Performance in Managing the Fund

The Board of Trustees reviewed the historical performance of the Investment Adviser and the Fund’s portfolio management team in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the performance of the Fund and its portfolio management team versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund as well as comparable indices. The Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Advisory Agreement. Although the Fund’s performance lagged for certain periods relative to its peers, the Trustees concluded that other factors relevant to performance supported renewal of the Advisory Agreement. These factors included the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Energy MLP Fund

and consistent with the Fund’s investment objective and policies; (2) that the Fund has a limited operating history under its revised investment strategy, which was revised in February 2013; and (3) that although the performance of the Fund’s asset class was negative for the one-year period ended June 30, 2015, the Fund’s relative performance for the one-year period ended June 30, 2015 was above that of its peer group median.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser of managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to the Fund and (b) the expense ratio of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Fund under a separate agreement and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, the benefits of scale from investment by the

Funds in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable. The Trustees took into consideration that the Investment Adviser agreed to waive fees and/or reimburse expenses to cap the total annual fund operating expenses.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the asset levels of the Fund over time and historical net expenses relative to asset levels, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structure is reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Investment Adviser. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Energy MLP Fund

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee [2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	18	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	18	Trustee of ARC
Realty Finance Trust,
Director of KC
Concessions, Inc.;
Trustee of Realty
Capital Income
Funds Trust; Director
of American Realty
Capital Healthcare
Trust II; Director,
American Realty
Capital Daily Net
Asset Value Trust,
Inc.; Director of
American Sports
Enterprise, Inc.;
Director of Davidson
Investment Advisors;
Chairman and
owner, Kane County
Cougars Baseball
Club; Advisory Board
of Directors, Internet
Connectivity Group,
Inc.; Director of AR
Capital Acquisition
Corp.; Director of The
Midwest League of
Professional Baseball
Clubs, Inc.; Director
of Ozzie’s Outreach
					Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	18	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	18	None	Significant
experience in
the financial
industry;
significant managerial
and executive
experience,
including
experience as
president, chief
executive officer or
chief restructuring
officer of five
telecommunication
firms; experience
on another
board of
						directors.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board, Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since June 2012; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.	18	None	Significant experience
in the financial
industry;
significant executive
experience including
current and
past service
as an officer
of funds in
the Highland
Fund Complex;
significant
administrative and
managerial
experience.

[1]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[2]

The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

[3]

Effective May 1,2015, Mr. Honis is treated as an Independent Trustee of the Funds. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc. (“HCNY”), an affiliated person of the Adviser, of approximately $2.5 million. Mr. Honis also serves as director of two companies, American Home Patient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from American Home Patient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000. In light of these relationships between Mr. Honis and affiliates of HCM, it is possible that the U.S. Securities and Exchange Commission might in the future determine Mr. Honis to be an interested person of the Trust.

[4]	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Adviser.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2015	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II since June 2012 and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, Highland Funds I and Highland Funds II since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

32	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Highland Capital Funds

Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Energy MLP Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

Annual Report	33

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Energy MLP Fund	Annual Report, September 30, 2015

www.highlandfunds.com	HFII-MLP-AR-0915

Item 2.	Code of Ethics.

(a) Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principle financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $362,100 for the fiscal year ended September 30, 2014 and $376,600 for the fiscal year ended September 30, 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $85,400 for the fiscal year ended September 30, 2014 and $88,800 for the fiscal year ended September 30, 2015. Such services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Fund” means each series of the Registrant.)

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of a Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to a Fund and all non-audit services to be provided by the independent auditors to a Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	review and consider whether the independent auditors’ provision of any non-audit services to a Fund, a Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years was $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell Executive Vice President and Principal Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell Executive Vice President and Principal Executive Officer

Date: December 3, 2015

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts Secretary, Principal Financial Officer and Principal Accounting Officer

Date: December 3, 2015